Exhibit 99.1(O)

HYUNDAI SECURITIES CO., LTD.

AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2015

HYUNDAI SECURITIES CO., LTD. and Subsidiaries

Index

December 31, 2015

Page(s)

Independent Auditor’s Report	1~2

Consolidated Financial Statements

Consolidated Statement of Financial Position	3

Consolidated Statement of Income	4

Consolidated Statement of Comprehensive Income	5

Consolidated Statement of Changes in Equity	6

Consolidated Statement of Cash Flows	7

Notes to Consolidated Financial Statements	8~106

Independent Auditor’s Report

(English Translation of a Report Originally Issued in Korean)

To the Board of Directors and Shareholders of

Hyundai Securities Co., Ltd.

We have audited the accompanying consolidated financial statements of Hyundai Securities Co., Ltd. (“the Company”), and its subsidiaries (collectively “the Group”), which comprise the consolidated statement of financial position as of December 31, 2015, and the consolidated statements of income, comprehensive income, changes in equity and cash flows for the year then ended, and notes, comprising a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (Korean IFRS) and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Korean Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Hyundai Securities Co., Ltd. and its subsidiaries as of December 31, 2015, and their financial performance and cash flows for the year then ended in accordance with the Korean IFRS.

Other matters

The consolidated financial statements of the Group as of and for the year ended December 31, 2014, presented herein for comparative purposes, were audited by other auditors in accordance with the Korean Standards on Auditing, whose report dated March 5, 2015, expressed an unqualified opinion on those statements.

Auditing standards and their application in practice vary among countries. The procedures and practices used in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries.

/s/ Samil PricewaterhouseCoopers

Seoul, Korea

March 9, 2016

This report is effective as of March 9, 2016, the audit report date. Certain subsequent events or circumstances, which may occur between the audit report date and the time of reading this report, could have a material impact on the accompanying consolidated financial statements and notes thereto. Accordingly, the readers of the audit report should understand that there is a possibility that the above audit report may have to be revised to reflect the impact of such subsequent events or circumstances, if any.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Consolidated Statements of Financial Position

December 31, 2015 and 2014

(in Korean won)	Notes	2015	2014
Assets
Cash and deposits	5,39,40	2,086,708,270,523	2,566,221,384,335
Financial assets at fair value through profit or loss	6,39,40,41,42,43,44	12,855,479,151,256	11,738,701,976,589
Derivative financial assets	7,39,40,42,43	492,241,017,758	397,295,951,091
Available-for-sale financial assets	8,39,40,41,42,44	2,469,258,776,454	1,466,481,761,221
Held-to-maturity financial assets	9,39,40,42,44	18,023,409,998	17,919,810,634
Investments in associates	10	7,140,647,744	4,692,967,429
Loans	11,39,40,41,42,43,44	3,976,352,706,146	3,000,357,905,797
Property and equipment	12,47	167,970,083,428	175,703,753,650
Investment property	13	541,344,074,296	679,324,593,466
Intangible assets	14,47	196,780,858,898	200,916,844,583
Current tax assets		10,278,157,406	3,124,105,853
Deferred tax assets	37	43,985,868,284	19,343,678,576
Other financial assets	15,39,40,42,43	860,938,588,382	629,421,974,749
Other non-financial assets	16,47	52,631,622,170	83,739,478,745

Total assets		23,779,133,232,743	20,983,246,186,718

Liabilities
Deposits received	17,39,40,42,	2,768,081,782,550	2,109,785,704,205
Financial liabilities at fair value through profit or loss	18,39,40,42,43	7,164,228,121,195	6,522,672,522,154
Derivative financial liabilities	7,39,40,42,43	859,256,827,661	489,215,027,600
Borrowings	19,39,40,41,42,43,47	8,680,246,914,365	8,039,384,868,923
Current tax liabilities		630,854,753	10,801,131,747
Net defined benefit liabilities	20	38,672,213,435	34,014,472,542
Deferred tax liabilities	37	14,859,993,833	1,591,878,107
Provisions	21	2,791,941,797	2,744,845,722
Other financial liabilities	22,39,40,42,43	846,951,028,197	695,306,824,148
Other non-financial liabilities	23	101,439,320,693	73,241,415,270

Total liabilities		20,477,158,998,479	17,978,758,690,418

Equity
Capital stock	24	1,183,062,650,000	1,183,062,650,000
Other paid-in capital	25	901,381,492,643	901,381,492,643
Retained earnings	26	1,059,126,163,928	790,399,870,985
Elements of other shareholders’ equity	27	158,403,927,693	129,643,482,672
Non-controlling interest		—	—

Total equity		3,301,974,234,264	3,004,487,496,300

Total liabilities and equity		23,779,133,232,743	20,983,246,186,718

The accompanying notes are an integral part of these consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Consolidated Statements of Income

Years Ended December 31, 2015 and 2014

(in Korean won)	Notes	2015	2014
Operating income
Fee and commission income	28,47	536,189,185,213	314,389,530,598
Gain on valuation and disposal of financial assets(liabilities)	29	2,728,146,014,838	1,469,459,179,946
Interest income	30,47	650,483,114,178	607,680,580,231
Gain on valuation and disposal of loans	31	6,892,890,853	65,022,198,803
Gain on foreign currency transactions	32	233,717,238,246	126,672,184,569
Other operating income	33	111,789,852,795	67,284,370,065

		4,267,218,296,123	2,650,508,044,212

Operating expenses
Fee and commission expense	28	60,608,952,322	46,683,598,383
Loss on valuation and disposal of financial assets(liabilities)	29	2,909,122,948,806	1,527,271,720,295
Interest expense	30,47	204,661,249,040	249,773,135,795
Loss on valuation and disposal of loans	31	25,916,398,903	102,061,110,035
Loss on foreign currency transactions	32	130,525,727,966	91,544,613,003
Payroll	34,47	385,342,880,155	361,532,662,241
Other selling and administrative expenses	35,47	233,978,627,375	208,854,425,563
Other operating expenses	33	19,479,946,197	23,095,383,552

		3,969,636,730,764	2,610,816,648,867

Operating profit		297,581,565,359	39,691,395,345
Non-operating income	36,47	34,596,442,786	35,365,843,466
Non-operating expenses	36	24,006,860,077	18,894,494,713

Profit before income tax		308,171,148,068	56,162,744,098
Income tax expense	37	28,619,631,374	18,775,757,237

Profit for the year		279,551,516,694	37,386,986,861

Attributable to:
Equity holders of the Parent Company	38	279,551,516,694	37,386,986,861
Non-controlling interest		—	—
Earnings per share
Basic and diluted earnings per share	38	1,271	129

The accompanying notes are an integral part of these consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2015 and 2014

(in Korean won)	Notes	2015	2014
Profit for the year		279,551,516,694	37,386,986,861

Other comprehensive income
Items that will not be reclassfied to profit or loss
Remeasurements of the net defined benefit liabilities	20,27	2,091,000,008	169,450,376
Gains on revaluation of tangible assets	12,27	—	(561,289,778)
Items that may be subsequently reclassified to profit or loss
Loss on valuation of available-for-sale financial assets	8,27	5,980,306,503	45,538,311,689
Share of associates’ other changes in net assets	10,27	(34,177,886)	(73,056,586)
Gain on valuation of derivative instruments for net investment in a foreign operation hedge	27	299,896,469	66,913,900
Loss on foreign exchange difference	27	20,592,994,376	4,273,238,155
Other comprehensive income (loss) for the year, net of tax		28,930,019,470	49,413,567,756

Total comprehensive income for the year		308,481,536,164	86,800,554,617

Attributable to:
Equity holders of the Parent Company		308,481,536,164	86,800,554,617
Non-controlling interest		—	—

The accompanying notes are an integral part of these consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Consolidated Statements of Changes in Equity

Years Ended December 31, 2015 and 2014

(in Korean won)	Shareholders of Parent Company
	Capital Stock	Other Paid in Capital	Retained Earnings	Other Components of Equity	Total	Non-controlling interest	Total Equity
Balances at January 1, 2014	1,183,062,650,000	864,611,906,755	758,179,924,745	111,832,460,183	2,917,686,941,683	—	2,917,686,941,683
Dividends	—	36,769,585,888	(36,769,585,888)	—	—	—	—
Total Comprehensive income
Profit for the year	—	—	37,386,986,861	—	37,386,986,861	—	37,386,986,861
Gain on valuation of available-for-sale financial assets	—	—	—	45,538,311,689	45,538,311,689	—	45,538,311,689
Share of associates’ other changes in net assets	—	—	—	(73,056,586)	(73,056,586)	—	(73,056,586)
Gains on revaluation of tangible assets	—	—	31,602,545,267	(32,163,835,045)	(561,289,778)	—	(561,289,778)
Remeasurements of net defined benefit liability	—	—	—	169,450,376	169,450,376	—	169,450,376
Gain on foreign currency translation	—	—	—	66,913,900	66,913,900	—	66,913,900
Other comprehensive income	—	—	—	4,273,238,155	4,273,238,155	—	4,273,238,155

Balances at December 31, 2014	1,183,062,650,000	901,381,492,643	790,399,870,985	129,643,482,672	3,004,487,496,300	—	3,004,487,496,300

Balances at January 1, 2015	1,183,062,650,000	901,381,492,643	790,399,870,985	129,643,482,672	3,004,487,496,300	—	3,004,487,496,300
Dividends	—	—	(10,994,798,200)	—	(10,994,798,200)	—	(10,994,798,200)
Total Comprehensive income
Profit for the year	—	—	279,551,516,694	—	279,551,516,694	—	279,551,516,694
Loss on valuation of available-for-sale financial assets	—	—	—	5,980,306,503	5,980,306,503	—	5,980,306,503
Share of associates’ other changes in net assets	—	—	—	(34,177,886)	(34,177,886)	—	(34,177,886)
Gains on revaluation of tangible assets	—	—	169,574,449	(169,574,449)	—	—	—
Remeasurements of net defined benefit liability	—	—	—	2,091,000,008	2,091,000,008	—	2,091,000,008
Gain on foreign currency translation	—	—	—	299,896,469	299,896,469	—	299,896,469
Other comprehensive income	—	—	—	20,592,994,376	20,592,994,376	—	20,592,994,376

Balances at December 31, 2015	1,183,062,650,000	901,381,492,643	1,059,126,163,928	158,403,927,693	3,301,974,234,264	—	3,301,974,234,264

The accompanying notes are an integral part of these consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 2015 and 2014

(in Korean won)	Notes	2015	2014
Cash flows from operating activities
Cash generated from operations
Profit for the year		279,551,516,694	37,386,986,861
Adjustment for non-cash items	48	(595,637,280,427)	(475,144,066,683)
Changes in operating assets and liabilities	48	(168,588,425,354)	621,784,982,259

		(484,674,189,087)	184,027,902,437
Interest received		649,674,470,858	611,359,661,830
Interest paid		(187,951,402,224)	(268,264,058,252)
Dividends received		40,742,946,037	24,216,017,186
Income tax paid		(57,337,504,760)	(36,334,221,572)

Net cash inflow (outflow) from operating activities		(39,545,679,176)	515,005,301,629

Cash flows from investing activities
Deposit in long-term financial instruments		608,666,120,338	(644,528,818,722)
Acquisition of available-for-sale financial assets		(2,228,201,755,886)	(677,675,174,371)
Disposal of available-for-sale financial assets		1,493,251,154,132	625,420,566,894
Acquisition of held-to-maturity financial assets		(891,540,000)	(10,058,148,848)
Disposal of held-to-maturity financial assets		831,155,324	377,464,990
Acquisition of investments of associates		(1,925,000,000)	(3,933,000,000)
Disposal of investment of subsidiaries and associates		958,250,000	489,000,000
Acquisition of investments of subsidiaries and associates		(1,539,620,000)	(8,740,689,838)
Disposal of investment of subsidiaries and associates		12,764,118,285	39,532,490,945
Acquisition of property and equipment		(3,465,814,246)	(5,600,708,979)
Disposal of property and equipment		299,515,455	90,016,153,837
Acquisition of intangible assets		(1,799,667,112)	(4,092,945,625)
Disposal of intangible assets		3,270,700,000	757,310,510
Acquisition of investment property		(8,419,557,018)	(435,327,125,634)
Disposal of investment property		11,513,989,073	16,590,175,003
Others		—	(518,876,088)

Net cash outflow from investing activities		(114,687,951,655)	(1,017,292,325,926)

Cash flows from financing activities
Decrease in borrowings		(111,406,063,726)	617,925,499,426
Decrease in guarantee deposits received		(1,593,615,635)	7,607,425,193
Dividends paid		(10,994,798,200)	(36,769,585,888)

Net cash inflow (outflow) from financing activities		(123,994,477,561)	588,763,338,731

Effect of exchange rate changes on cash and cash equivalents		710,482,505	11,196,855,527

Net increase(decrease) in cash and cash equivalents		(277,517,625,887)	97,673,169,961
Cash and cash equivalents at the beginning of the year		672,265,960,957	574,592,790,996

Cash and cash equivalents at the end of the year		394,748,335,070	672,265,960,957

The accompanying notes are an integral part of these consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

1. The Company

Hyundai Securities Co., Ltd. (the “Company”) has Hyundai Securities America Inc. and 102 subsidiaries; information regarding the Company and its subsidiaries (the “Group”) are as follows:

The Company was established in 1962, under the name of Kookil Securities Co., Ltd. on June 5, 1986, the Company changed its name to “Hyundai Securities Co., Ltd.” In 1975, the Company’s shares were listed on the Korean Stock Exchange. As of December 31, 2015, the Company has 96 branch offices in Korea and one overseas branch office.

As of December 31, 2015, all issued and outstanding shares are publicly traded, and after several capital increases, the capital stock of the Company is ~~W~~1,183,063 million and Hyundai Merchant Marine Co., Ltd. holds 22.43% of common stock.

Details of the consolidated subsidiaries as of December 31, 2015 and 2014, are as follows:

		Percentage of ownership (%)
Investor	Investee	2015	2014	Location	Financial year end	Industry
The Company	Hyundai Securities America Inc.	100.00	100.00	USA	December 31	Investment, advisory
	Hyundai Securities ASIA Ltd.	100.00	100.00	HongKong	December 31	Investment, advisory
	Hyundai Securities Europe Ltd.	—	100.00	—	—	—
	Hyundai Savings Bank	100.00	100.00	Korea	December 31	Savings bank
	Hyundai Asset Management Co., Ltd.	100.00	100.00	Korea	December 31	Collective investment business
	Korea Pacific No. 08 Ship Investment Co., Ltd.	99.57	99.57	Korea	December 31	Other finance
	Korea Pacific No. 09 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Korea Pacific No. 10 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Korea Pacific No. 11 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Korea Pacific No. 12 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Korea Pacific No. 13 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Jueun Power Middle 7	100.00	100.00	Korea	December 31	Funds
	G1 Shinhan Special Short Public Bonds	100.00	100.00	Korea	December 31	Funds
	New Short Public Bonds	—	100.00	—	—	—
	Hanareum Gold Middle 3	100.00	100.00	Korea	December 31	Funds
	Hyundai Youfirst Private Real Estate Trust 1	60.00	60.00	Korea	December 31	Funds
	Hyundai Smart Index Alpha Derivative Feeder Trust 1	97.00	94.69	Korea	December 31	Funds
	Hyundai Trust Bond Feeder Trust 1	99.89	99.77	Korea	December 31	Funds
	Hyundai Strong Korea Equity Trust 1	52.60	99.37	Korea	December 31	Funds
	Hyundai Kidzania Equity Feeder Trust 1	72.21	65.54	Korea	December 31	Funds
	Hyundai Value Plus Equity Feeder Trust 1	99.37	95.14	Korea	December 31	Funds
	Hyundai Hyundai Group Plus Equity Feeder Trust 1	100.00	100.00	Korea	December 31	Funds
	Hyundai Strong-small Corporate Trust 1	76.75	86.59	Korea	December 31	Funds
	Hana Asset Management Randchip Private Equity Real Estate Investment Trusts	—	56.26	—	—	—
	Hyundai Youfirst Private Equity Real Estate Investment Trusts 15 [1]	35.00	35.00	Korea	December 31	Funds

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

KTB System Trading Private Equity Fund I-2	—	100.00	—	—	—
Hyundai Global-multi Asset Investment Trust 1	100.00	100.00	Korea	December 31	Funds
Assetplus Private Equity Investment Trust 14	—	100.00	—	—	—
Heungkuk Highclass Private Real Estate Trust 21	100.00	100.00	Korea	December 31	Funds
Eugene Smart Robust Private Equity Derivatives 1	—	100.00	—	—	—
KTB Publicly Offered Shares High-yield Private Fund	—	100.00	—	—	—
Hyundai Kon-tiki Specialized Privately Placed Fund	—	50.00	—	—	—
JB New Jersey Private Real Estate Fund 1	98.15	98.15	Korea	December 31	Funds
Heungkuk Global Highclass Private Real Estate Trust 23	100.00	100.00	Korea	December 31	Funds
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	99.50	—	Korea	December 31	Funds
Igis Korif Private Placement Real Estate Fund No.14	—	—	Korea	December 31	Funds
Aquila Global Real Assets Fund No.1 LP	99.96	99.96	Cayman Islands	December 31	Funds
Samsung Securities Co., Ltd. MMT	100.00	—	Korea	December 31	Money Market Trust
ELP the 2nd Securitization Specialty Co., Ltd. [1]	—	—	—	—	—
Ocean Able Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Ms Sejong 4th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 2 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 7 Co., Ltd. [1]	—	—	—	—	—
M Square Dongchun 3rd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Contimuum 3rd Co.,Ltd [1]	—	—	—	—	—
Hthehill 5th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 10 Co., Ltd. [1]	—	—	—	—	—
Able DFI Series 1 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Trynda 1 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Land 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM Farm Co., Ltd. [1]	—	—	—	—	—
Able DF Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able E&D Co., Ltd. [1]	—	—	—	—	—
007 1st Co., Ltd. [1]	—	—	—	—	—
Bubong Project 1 Co., Ltd. [1]	—	—	—	—	—
Bubong Project 2 Co., Ltd. [1]	—	—	—	—	—
Smart Eco First Co., Ltd. [1]	—	—	—	—	—
Namyangjuhyado 1st Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Ablekolao Co., Ltd. [1]	—	—	—	—	—
The 9th F&D Co., Ltd. [1]	—	—	—	—	—
Able E&D No.2 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
2014 Able 1st Co., Ltd. [1]	—	—	—	—	—
2014 Ableopo 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM Blue Co.,Ltd [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM White Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Aa-03 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
007 2nd Co., Ltd. [1]	—	—	—	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

R1-1 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 6th Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Hdsinbu 4st Co. Ltd. [1]	—	—	—	—	—
Happycell 1st. Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Ibneo 1st. Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Lsm [1]	—	—	Korea	December 31	Asset-backed securitization
Pure Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Beautiful House 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Eco Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Smart Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Hws Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Hdsinbu 3st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Gongpyung1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Annex Able Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM Purple Co., Ltd. [1]	—	—	—	—	—
WSH Co., Ltd. [1]	—	—	—	—	—
Able Munhyeon 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Munhyeon 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Haeundae 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Mercury 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Han-sung Dangjin 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able ST 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Oxford Third Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
ELP 4th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
WJSY Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
BDSF 5st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Huefore 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Han-sung Asan 1st co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Huefore Myungji Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
MJ-10 The 4th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
IB Pro 1st Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
HDBK 2st Co,. Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
HDES 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
HDBK 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
SJB 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
CD One 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
CD Two 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Rich 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	Able LKP Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Sosa 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Sosa 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Preston 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able NS Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Quant Asia Pacific Feeder Fund(T.E.) Limited	100.00	100.00	Cayman Islands	December 31	Funds
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Able Quant Asia Pacific Master Fund Limited	100.00	100.00	Cayman Islands	December 31	Funds
Hyundai Securities ASIA Ltd. and others	Global Investment Opportunity Limited	100.00	100.00	Malaysia	December 31	Finance and real estate investment
	AQG CAPITAL MANAGEMENT PTE. LTD.	100.00	100.00	Singapore	December 31	Collective investment business
	HYUNDAI ABLE INVESTMENTS PTE. LTD.	100.00	100.00	Singapore	December 31	Trading investment business
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Hyundai Smart Index Alpha Derivative Feeder Trust 1	99.57	99.40	Korea	December 31	Funds
Hyundai TRUST Bond Feeder Trust 1	Hyundai TRUST Bond Feeder Trust 1	89.88	89.35	Korea	December 31	Funds
Hyundai Value Plus Equity Feeder Trust 1 and others	Hyundai Value Plus Equity Feeder Trust 1	99.96	99.77	Korea	December 31	Funds
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Hyundai Hyundai Group Plus Equity Feeder Trust 1	85.58	86.93	Korea	December 31	Funds
HYUNDAI Global-multi Asset Investment Trust 1	HYUNDAI Global-multi Asset Investment Trust 1	100.00	100.00	Korea	December 31	Funds
The 9th F&D Co., Ltd	NH investment & securities co., Ltd MMF	—	—	—	—	—
Aquila Global Real Assets Fund No.1 LP	AGRAF Real Estate No.1, Senningerberg	100.00	100.00	Luxem bourg	December 31	Asset-backed securitization
AGRAF Real Estate No.1, Senningerberg	AGRAF Real Estate Holding No.1, Senningerberg	100.00	100.00	Luxem bourg	December 31	Asset-backed securitization
AGRAF Real Estate Holding No.1, Senningerberg	Vierte CasaLog GmbH & Co. KG	94.90	94.90	Germany	December 31	Real estate investment
	HD 1 Grundstucksgesellschaft mbH & Co. KG	94.90	94.90	Germany	December 31	Real estate investment
	Sechste Casalog KG	94.90	—	Germany	December 31	Real estate investment
JB New Jersey Private Real Estate Fund 1	ABLE NJ DSM INVESTMENT REIT	99.18	100.00	USA	December 31	Real estate investment
ABLE NJ DSM INVESTMENT REIT	ABLE NJ DSM, LLC	100.00	100.00	USA	December 31	Real estate investment
Heungkuk Global Highclass Private Real Estate Trust 23	HYUNDAI ABLE INVESTMENT REIT	99.90	100.00	USA	December 31	Real estate investment
HYUNDAI ABLE INVESTMENT REIT	HYUNDAI ABLE PATRIOTS PARK, LLC	100.00	100.00	USA	December 31	Real estate investment
Korea Pacific No. 08 Ship Investment Co., Ltd.	KP 08 International Limited	—	100.00	—	—	—
Korea Pacific No. 09 Ship Investment Co., Ltd.	KP 09 International Limited	—	100.00	—	—	—
Korea Pacific No. 10 Ship Investment Co., Ltd.	KP 10 International Limited	—	100.00	—	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Korea Pacific No. 11 Ship Investment Co., Ltd.	KP 11 International Limited	—	100.00	—	—	—
Korea Pacific No. 12 Ship Investment Co., Ltd.	KP 12 International Limited	—	100.00	—	—	—
Korea Pacific No. 13 Ship Investment Co., Ltd.	KP 13 International Limited	—	100.00	—	—	—
Ocean Able Ltd	Hyundai Ocean Star Ship Private 2	100.00	100.00	Korea	December 31	Funds
Hyundai Ocean Star Ship Private 2	Northeast Asia 41 Ship Investment Company	99.99	99.99	Korea	December 31	Other finance
Northeast Asia 41 Ship Investment Company	WISDOM SHAPLEY 41 SHIPPNG S.A.	100.00	100.00	Panama	December 31	Transport equipment rental
	WISDOM ROTH 41 SHIPPNG S.A.	100.00	100.00	Panama	December 31	Transport equipment rental

[1]	The Group has a substantive power over the special purpose entities (“SPEs”) and is exposed to variable returns. Accordingly, these SPEs are included in subsidiaries although the Group’s ownership is less than 50%.

The companies such as Richmond Asan Private equity real estate investment trusts and others are excluded from the Group’s consolidation scope, as the companies do not have enough power to exercise control of the investees even though they hold more than half of ownership of the investees.

The details of new subsidiaries in consolidated financial statements for the year ended December 31, 2015, are as follows:

(a) Subsidiaries newly included in the consolidation

Subsidiary	Reason
Hdsinbu 4st Co., Ltd.	Newly established
Happycell 1st. Co., Ltd.	Newly established
Ibneo 1st. Co., Ltd.	Newly established
Lsm	Newly established
Pure Gwanggyo 1st L.L.C.	Newly established
Beautiful House 1st L.L.C.	Newly established
Eco Gwanggyo 1st L.L.C.	Newly established
Smart Gwanggyo 1st L.L.C.	Newly established
Hws Co., Ltd.	Newly established
Hdsinbu 3st L.L.C.	Newly established
Able Gongpyung1st Co., Ltd.	Newly established
Annex Able Co., Ltd.	Newly established
Able DCM Purple Co., Ltd.	Newly established
Wsh Co., Ltd.	Newly established
Able Munhyeon 1st Co., Ltd.	Newly established
Able Munhyeon 2nd Co., Ltd.	Newly established
Able Haeundae 1st Co., Ltd.	Newly established
Able Mercury 1st Co., Ltd.	Newly established
Han-sung Dangjin 1st Co., Ltd.	Newly established
Able ST 1st Co., Ltd.	Newly established
Oxford Third Co., Ltd.	Newly established
ELP 4th Co., Ltd.	Newly established
WJSY Co., Ltd.	Newly established
BDSF 5st L.L.C.	Newly established
Huefore 1st Co., Ltd.	Newly established
Han-sung Asan 1st co., Ltd.	Newly established
Huefore Myungji Co., Ltd.	Newly established
MJ-10 The 4th Co., Ltd.	Newly established

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

IB Pro 1st Ltd.	Newly established
HDBK 2st Co., Ltd.	Newly established
HDES 1st Co., Ltd.	Newly established
HDBK 1st Co., Ltd.	Newly established
SJB 1st Co., Ltd.	Newly established
CD One 2nd Co., Ltd.	Newly established
CD Two 2nd Co., Ltd.	Newly established
Able Rich 1st Co., Ltd.	Newly established
Able LKP Co., Ltd.	Newly established
Able Sosa 1st Co., Ltd.	Newly established
Able Sosa 2nd Co., Ltd.	Newly established
Preston 1st Co., Ltd.	Newly established
Able NS Co., Ltd.	Newly established
Samsung Securities Co., Ltd. MMT	Newly established
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	Newly established
Igis Korif Private Placement Real Estate Fund No.14	Business combinations
Sechste Casalog KG	Business combinations

(b) Subsidiaries excluded from the consolidation

Subsidiary	Reason
Hana Asset Management Randchip Private Equity Real Estate Investment Trusts	Loss of controlling power
Hyundai Kon-tiki Specialized Privately Placed Fund	Loss of controlling power
Able DCM 1th Co., Ltd.	Loss of controlling power
Smart Eco First Co., Ltd.	Loss of controlling power
The 9th F&D Co., Ltd.	Loss of controlling power
NH investment & securities Co., Ltd. MMF	Loss of controlling power
Bubong Project 1 Co., Ltd.	Loss of controlling power
Bubong Project 2 Co., Ltd.	Loss of controlling power
Able E&D Co., Ltd.	Loss of controlling power
Able DCM Farm Co., Ltd.	Loss of controlling power
ELP The 2nd Securitization Specialty Co., Ltd.	Loss of controlling power
Able DCM 7 Co., Ltd.	Loss of controlling power
007 1st Co., Ltd.	Loss of controlling power
Ablekolao Co., Ltd.	Loss of controlling power
Contimuum 3rd Co., Ltd.	Loss of controlling power
2014 Able 1st. Co., Ltd.	Loss of controlling power
007 2nd Co., Ltd.	Loss of controlling power
Hdsinbu 4st Co., Ltd.	Loss of controlling power
Able DCM Purple Co., Ltd.	Loss of controlling power
Wsh Co., Ltd.	Loss of controlling power
Igis Korif Private Placement Real Estate Fund No.14	Loss of controlling power
Hyundai Securities Europe Ltd.	Liquidation
KTB System Trading Private Equity Fund I-2	Liquidation
Assetplus Private Equity Investment Trust 14	Liquidation
Eugene Smart Robust Private Equity Derivatives 1	Liquidation
KTB Publicly Offered Shares High-yield Private Fund	Liquidation
New Short Public Bonds	Liquidation
Korea Pacific No. 09 Ship Investment Co., Ltd	Liquidation
Korea Pacific No. 10 Ship Investment Co., Ltd	Liquidation
Korea Pacific No. 11 Ship Investment Co., Ltd	Liquidation
Korea Pacific No. 12 Ship Investment Co., Ltd	Liquidation
Korea Pacific No. 13 Ship Investment Co., Ltd	Liquidation
KP 08 International Limited	Liquidation
KP 09 International Limited	Liquidation
KP 10 International Limited	Liquidation

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

KP 11 International Limited	Liquidation
KP 12 International Limited	Liquidation
KP 13 International Limited	Liquidation

Financial information of major subsidiaries as of and for the years ended December 31, 2015 and 2014, is as follows:

(in thousands of Korean won)	December 31, 2015		2015
Name of subsidiaries	Assets	Liabilities	Operating Income	Net Income (loss)	Total Comprehensive Income(loss)
Hyundai Securities America Inc.	24,671,132	272,053	138,115	(1,014,485)	530,040
Hyundai Securities ASIA Ltd.	38,750,238	8,378,229	5,860,681	(700,232)	1,222,500
Hyundai Securities Europe Ltd.	—	—	—	—	326,916
Hyundai Savings Bank	1,303,315,411	1,120,661,445	150,255,298	83,190,359	82,494,319
Hyundai Asset Management Co., Ltd.	31,966,941	1,757,452	12,256,284	2,133,429	2,132,005
Korea Pacific No. 08 Ship Investment Co., Ltd	6,411	—	—	837,524	837,524
Korea Pacific No. 09 Ship Investment Co., Ltd	—	—	—	912,760	912,760
Korea Pacific No. 10 Ship Investment Co., Ltd	—	—	—	1,007,414	1,007,414
Korea Pacific No. 11 Ship Investment Co., Ltd	—	—	—	1,106,262	1,106,262
Korea Pacific No. 12 Ship Investment Co., Ltd	—	—	—	1,210,932	1,210,932
Korea Pacific No. 13 Ship Investment Co., Ltd.	—	—	—	1,219,234	1,219,234
Jueun Power Middle 7	18,999,498	938	—	437,200	437,200
G1 Shinhan Special Short Public Bonds	86,125	8	2,094	1,486	1,486
New Short Public Bonds	—	—	13	13	13
Hanareum Gold Middle 3	122,991	7	163	64	64
Hyundai Youfirst Private Real Estate Trust 1	2,257,380	83,022	—	(44)	(44)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	9,699,810	206,195	25,584	(32,861)	(32,861)
Hyundai Trust Bond Feeder Trust 1	13,708,677	6,973	2,045	(27,967)	(27,967)
Hyundai Strong Korea Equity Trust 1	31,306,721	1,357,620	7,409,399	(564,722)	(564,722)
Hyundai Kidzania Equity Feeder Trust 1	2,401,226	23,139	14,065	(32,606)	(32,606)
Hyundai Value Plus Equity Feeder Trust 1	14,611,706	18,467	1,222,091	1,149,924	1,149,924
Hyundai Hyundai Group Plus Equity Feeder Trust 1	854,326	64	292	(5,802)	(5,802)
Hyundai Strong-small Corporate Trust 1	22,418,125	846,064	9,905,922	3,193,259	3,193,259
Hyundai Youfirst Private Equity Real Estate Investment Trusts 15	149,161,778	1,042,455	9,802,421	6,806,057	9,188,630
Hyundai Global-multi Asset Investment Trust 1	3,102,872	7,744	(380)	(37,311)	(37,311)
Assetplus Private Equity Investment Trust 14	—	—	1,347,765	702,601	702,601
Heungkuk Highclass Private Real Estate Trust 21	17,634,312	67,535	3,629	1,561,217	1,561,217
Eugene Smart Robust Private Equity Derivatives 1	—	—	1,826,574	(12,401)	(12,401)
KTB Publicly Offered Shares High-yield Private Fund	—	—	301,885	169,626	169,626
Hyundai Kon-tiki Specialized Privately Placed Fund	—	—	811,483	(100)	(100)
JB New Jersey Private Real Estate Fund 1	16,230,912	1,581,701	1,502,180	108,408	108,408

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Heungkuk Global Highclass Private Real Estate Trust 23	132,109,211	7,493,225	7,804,320	(1,285,029)	(1,285,029)
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	20,231,583	1,802	466,848	129,780	129,780
Igis Korif Private Placement Real Estate Fund No.14	—	—	7,692	(598,258)	(598,258)
Aquila Global Real Assets Fund No.1 LP	17,787,758	20,415	779,862	519,287	(9,123)
Ocean Able Ltd.	29,864,416	30,717,882	2,330,162	278,663	278,663
Hyundai Ocean Star Ship Private 2	29,401,996	4,727	2,095,157	2,044,736	2,044,736
Ms Sejong 4th Co., Ltd.	10,188,872	10,183,324	689,867	2,718	2,718
Able DCM 2 Co., Ltd.	30,288,608	30,283,559	1,454,130	89,821	89,821
M Square Dongchun 3rd Co., Ltd.	5,949,977	5,987,741	338,657	2,483	2,483
Contimuum 3rd Co., Ltd.	—	—	1,122,775	32,584	32,584
Hthehill 5th Co., Ltd.	30,280,963	30,280,259	2,034,338	51,356	51,356
Able DFI Series 1 Co., Ltd.	21,165,957	23,431,915	3,008,767	(1,617,017)	(895,473)
Trynda 1 Co., Ltd.	31,323,791	31,318,765	2,201,287	(582)	(582)
Able Land 1st Co., Ltd.	41,883,778	41,939,334	3,400,460	(455,556)	(455,556)
Able DCM Farm Co., Ltd.	—	—	295,910	714	714
Able DF Co., Ltd.	5,200,340	5,311,297	438,194	(31,775)	(31,775)
Able E&D Co., Ltd.	—	—	519,235	(184,131)	(184,131)
007 1st Co.,Ltd.	—	—	684,345	25,954	25,954
Bubong Project 1 Co., Ltd.	—	—	505,429	4,932	4,932
Bubong Project 2 Co., Ltd.	—	—	507,755	4,929	4,929
Namyangjuhyado 1st Co.,Ltd.	2,674,307	2,445,706	164,469	(156,035)	(156,035)
Ablekolao Co., Ltd.	—	—	413,311	207,655	207,655
The 9th F&D Co., Ltd.	—	—	3,497,457	(285,689)	(285,689)
Able E&D No.2 Co., Ltd.	17,742,525	17,950,476	1,130,573	(98,381)	(98,381)
2014able 1st Co.Ltd.	—	—	451,471	97,375	97,375
2014 Ableopo 2nd Co., Ltd.	27,259,893	27,255,397	1,191,637	62,559	62,559
Able DCM Blue Co.,Ltd	21,599,404	21,596,513	1,379,447	73,438	73,438
Able DCM White Co., Ltd.	8,503,337	8,493,960	465,347	8,812	8,812
Aa-03 2nd Co., Ltd.	30,176,486	30,172,445	1,806,487	(256,559)	(256,559)
007 2nd Co., Ltd.	—	—	883,001	(17,937)	(17,937)
R1-1 Co., Ltd.	10,160,905	10,165,870	1,319,686	4,437	4,437
Able DCM 6th Co., Ltd.	160,547,315	159,247,277	20,805,131	1,477,934	1,477,934
Hdsinbu 4st Co., Ltd.	—	—	1,811,594	217,341	217,341
Happycell 1st. Co., Ltd.	21,035,821	20,565,944	1,883,713	469,867	469,867
Ibneo 1st. Co., Ltd.	18,735,105	18,750,598	161,599	(20,492)	(20,492)
Lsm 1st. Co., Ltd.	10,094,155	10,094,201	448,758	(47)	(47)
Pure Gwanggyo 1st L.L.C.	2,572,104	2,614,234	75,012	(42,130)	(42,130)
Beautiful House 1st L.L.C.	2,614,686	2,614,701	116,683	(15)	(15)
Eco Gwanggyo 1st L.L.C.	2,413,906	2,413,918	107,707	(12)	(12)
Smart Gwanggyo 1st L.L.C.	2,374,598	2,413,488	69,241	(38,890)	(38,890)
Hws Co., Ltd.	10,265,014	10,268,550	405,671	(3,536)	(3,536)
Hdsinbu 3st L.L.C.	21,065,969	20,729,106	1,811,395	336,861	336,861
Able Gongpyung1st Co., Ltd.	20,502,136	20,557,402	1,168,792	(60,267)	(60,267)
Annex Able Co., Ltd.	17,277,515	17,227,540	833,158	49,975	49,975
Able DCM Purple Co., Ltd.	—	—	160,329	5,287	5,287
WSH Co., Ltd.	—	—	1,399,865	907,227	907,227

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Able Munhyeon 1st Co., Ltd.	21,228,501	21,228,711	627,910	(210)	(210)
Able Munhyeon 2nd Co., Ltd.	1,657,327	1,657,349	655,194	(22)	(22)
Able Haewondae First Co., Ltd.	4,770,397	4,505,407	825,093	264,990	264,990
Able Mercury 1st Co., Ltd.	30,026,532	30,000,000	651,781	26,531	26,531
Han-sung Dangjin 1st Co., Ltd.	6,850,613	6,811,100	227,507	39,513	39,513
Able ST 1st Co., Ltd.	12,887,254	12,443,312	1,416,476	443,942	443,942
Oxford Third Co., Ltd.	50,917,965	50,924,226	363,765	(6,261)	(6,261)
ELP 4th Co., Ltd.	50,353,557	50,366,358	614,497	(12,801)	(12,801)
WJSY Co., Ltd.	17,373,799	17,496,042	152,132	(122,241)	(122,241)
BDSF 5st L.L.C.	29,679,583	29,679,583	253,767	(1)	(1)
Huefore 1st Co., Ltd.	20,091,056	20,137,522	359,374	(46,476)	(46,476)
Han-sung Asan 1st co., Ltd	10,196,238	10,208,847	47,015	(12,619)	(12,619)
Huefore Myungji Co., Ltd.	17,251,557	17,258,294	36,876	(6,748)	(6,748)
MJ-10 The 4th Co., Ltd.	3,622,204	3,553,948	157,575	68,256	68,256
IB Pro 1st Ltd.	60,333,428	60,157,361	602,742	171,067	171,067
HDBK 2st Co., Ltd.	9,595,769	9,609,613	83,431	(13,844)	(13,844)
HDES 1st Co., Ltd.	51,794,615	51,869,485	557,498	(74,871)	(74,871)
HDBK 1st Co., Ltd.	5,630,188	5,561,945	199,889	68,242	68,242
SJB 1st Co., Ltd.	27,106,438	27,106,463	297,684	(25)	(25)
CD One 2nd Co., Ltd.	5,341,530	5,341,550	55,575	(21)	(21)
CD Two 2nd Co., Ltd.	21,868,033	21,868,059	128,064	(26)	(26)
Able Rich 1st Co., Ltd.	17,209,918	17,261,022	44,996	(51,105)	(51,105)
Able LKP Co., Ltd.	20,515,841	20,200,000	352,011	315,840	315,840
Able Sosa 1st Co., Ltd.	76,999,785	77,046,186	100,418	(46,402)	(46,402)
Able Sosa 2nd Co., Ltd.	77,018,869	77,080,090	100,428	(61,222)	(61,222)
Preston 1st Co., Ltd.	152,036,281	152,036,271	226,932	—	—
Able NS Co., Ltd.	14,063,472	14,035,323	381,022	28,148	28,148
Samsung Securities Co., Ltd. MMT	58,980,900	37,422	510,634	473,315	473,315
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	107,893,703	183,272	5,166,107	2,970,754	9,107,181
Able Quant Asia Pacific Master Fund Limited	107,919,985	60,903	3,001,362	1,372,521	11,169,967
Global Investment Opportunity Limited	16,683,620	199,867	901,625	63,225	906,316
AQG CAPITAL MANAGEMENT PTE. LTD.	2,719,413	29,666	2,215,189	368,803	360,836
HYUNDAI ABLE INVESTMENTS PTE. LTD.	12,328,459	3,950,726	1,188,495	(1,811,950)	(1,868,242)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	9,675,726	109,040	1,486,440	41,420	41,420
Hyundai Trust Bond Feeder Trust 1	15,316,100	74	700,413	454,289	454,289
Hyundai Value Plus Equity Feeder Trust 1	15,250,764	340,410	3,249,197	355,548	355,548
Hyundai Hyundai Group Plus Equity Feeder Trust 1	858,964	3,783	79,912	(126,871)	(126,871)
Hyundai Global-multi Asset Investment Trust 1	3,036,980	64,658	517,103	(76,055)	(76,055)
NH investment&securities co., Ltd MMF	—	—	—	(2,183,626)	(2,183,626)
AGRAF Real Estate No.1, Senningerberg	17,213,835	17,179,791	691,679	(125,915)	(132,920)
AGRAF Real Estate Holding No.1, Senningerberg	40,981,741	39,388,962	848,751	(316,957)	(374,927)
Vierte CasaLog GmbH & Co. KG	10,705,257	10,739,942	920,859	203,110	217,792
HD 1 Grundstucksgesellschaft mbH & Co. KG	11,080,897	10,768,989	1,351,389	729,728	763,391
Sechste Casalog KG	9,463,139	9,234,176	904,575	223,172	230,840
ABLE NJ DSM INVESTMENT REIT	17,837,787	1,569	1,392,346	1,257,687	2,410,672

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

ABLE NJ DSM, LLC	46,766,923	31,431,813	3,310,613	(986,037)	321,747
HYUNDAI ABLE INVESTMENT REIT	140,953,289	18,584	7,470,801	7,526,752	16,582,700
HYUNDAI ABLE PATRIOTS PARK, LLC	390,325,743	264,829,066	30,997,571	(4,547,485)	3,904,717
KP 08 International Limited	—	—	—	—	(269,393)
Northeast Asia 41 Ship Investment Company	29,552,270	1,286,783	3,328,022	3,507,755	3,225,877
WISDOM SHAPLEY 41 SHIPPNG S.A.	15,747,606	16,624,596	4,068,809	115,780	58,001
WISDOM ROTH 41 SHIPPNG S.A.	15,400,412	16,811,492	4,068,780	84,630	(5,436)

(in thousands of Korean won)	December 31, 2014		2014
Name of subsidiaries	Assets	Liabilities	Operating Income	Net Income (loss)	Total Comprehensive Income(loss)
Hyundai Securities America Inc.	23,968,266	119,046	1,169,462	(9,318)	943,965
Hyundai Securities ASIA Ltd.	23,051,183	861,748	5,859,951	(354,972)	781,717
Hyundai Securities Europe Ltd.	15,006,219	574,666	—	—	576,490
Hyundai Savings Bank	1,081,248,138	854,813,939	187,972,004	19,076,891	19,084,059
Hyundai Asset Management Co., Ltd.	28,610,334	532,850	9,585,999	220,529	278,504
Korea Pacific No. 08 Ship Investment Co., Ltd.	35,106	866,219	34,596	32,082	32,082
Korea Pacific No. 09 Ship Investment Co., Ltd.	34,462	939,641	34,596	33,591	33,591
Korea Pacific No. 10 Ship Investment Co., Ltd.	34,534	1,035,044	34,596	33,591	33,591
Korea Pacific No. 11 Ship Investment Co., Ltd.	34,435	1,133,958	34,596	33,591	33,591
Korea Pacific No. 12 Ship Investment Co., Ltd.	34,535	1,238,813	34,597	33,592	33,592
Korea Pacific No. 13 Ship Investment Co., Ltd.	34,911	1,247,114	34,597	33,592	33,592
Jueun Power Middle 7	25,242,016	1,247	640,153	517,725	517,725
G1 Shinhan Special Short Public Bonds	114,620	10	2,700	2,035	2,035
New Short Public Bonds	3,457	—	66	66	66
Hanareum Gold Middle 3	293,702	17	290	129	129
Hyundai Youfirst Private Real Estate Trust 1	2,257,380	82,978	—	(1,000,044)	(1,000,044)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	10,175,150	408,037	584,868	389,130	389,130
Hyundai Trust Bond Feeder Trust 1	13,026,905	6,804	2,272	(26,548)	(26,548)
Hyundai Strong Korea Equity Trust 1	16,369,456	538,676	4,268,181	826,680	826,680
Hyundai Kidzania Equity Feeder Trust 1	2,521,810	26,907	129,096	(25,578)	(25,578)
Hyundai Value Plus Equity Feeder Trust 1	2,704,242	2,953	(1,334)	1,546	1,546
Hyundai Hyundai Group Plus Equity Feeder Trust 1	892,486	74	426	(6,648)	(6,648)
Hyundai Strong-small Corporate Trust 1	16,881,972	775,991	5,737,033	2,620,396	2,620,396
Hana Asset Management Randchip Private Equity Real Estate Investment Trusts	154,498,105	86,848,532	4,127,326	1,523,519	1,523,519
Hyundai Youfirst Private Equity Real Estate Investment Trusts 15	148,269,847	57,115	10,802,882	10,064,755	10,064,755
KTB System Trading Private Equity Fund I-2	5,377,327	18,065	2,278,293	359,262	359,262
Hyundai Global-multi Asset Investment Trust 1	2,981,867	7,922	434	(26,075)	(26,075)
Assetplus Private Equity Investment Trust 14	11,719,096	1,137,024	2,658,774	582,072	582,072
Heungkuk Highclass Private Real Estate Trust 21	17,800,396	54,836	994,264	135,560	135,560
Eugene Smart Robust Private Equity Derivatives 1	10,010,021	76,802	2,925,392	(66,781)	(66,781)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

KTB Publicly Offered Shares High-yield Private Fund	22,963,228	12,396	3,047,894	2,950,832	2,950,832
Hyundai Kon-tiki Specialized Privately Placed Fund	20,563,981	10,178,027	875,523	428,836	428,836
JB New Jersey Private Real Estate Fund 1	16,159,120	431,317	—	(505,797)	(505,797)
Heungkuk Global Highclass Private Real Estate Trust 23	132,008,318	2,419	299,624	297,205	297,205
Aquila Global Real Assets Fund No.1 LP	14,586,472	123,628	118,954	(239,087)	2,570,382
ELP the 2nd Securitization Specialty Co., Ltd.	18,409,311	18,409,311	1,441,690	—	—
Ocean Able Ltd.	34,741,867	35,873,996	2,440,148	(314,462)	(314,462)
Ms Sejong 4th Co., Ltd.	10,213,308	10,210,488	496,483	2,720	2,720
Able DCM 2 Co., Ltd.	30,222,688	30,307,460	1,674,012	(23,502)	(23,502)
Able DCM 7 Co., Ltd.	15,354	705,503	1,304,675	(690,150)	(690,150)
M Square Dongchun 3rd Co., Ltd.	6,353,735	6,393,981	385,039	(4,262)	(4,262)
Contimuum 3rd Co., Ltd.	30,426,426	30,490,541	1,821,276	(64,126)	(64,126)
Hthehill 5th Co., Ltd.	30,223,378	30,274,029	1,776,436	(50,652)	(50,652)
Able DCM 10th Co., Ltd.	21,517,251	20,816,448	1,387,011	700,802	700,802
Able DFI Series 1 Co., Ltd.	20,291,806	21,662,291	712,487	(1,370,486)	(1,370,486)
Trynda 1 Co., Ltd.	31,382,578	31,376,970	1,414,036	5,308	5,308
Ableland 1st Co., Ltd.	41,804,070	41,404,070	1,825,807	400,000	400,000
Able DCM Farm Co., Ltd.	20,173,218	20,277,611	844,952	(104,393)	(104,393)
Farm Hannong Securitization Co., Ltd.	5,120,819	5,200,000	240,202	(79,191)	(79,191)
Able E&D Co., Ltd.	30,522,900	30,471,688	1,178,060	51,213	51,213
007 1st Co.,Ltd	20,551,828	20,588,603	578,466	(36,775)	(36,775)
Bubong Project 1 Co., Ltd.	24,179,610	24,175,349	4,681,648	4,251	4,251
Bubong Project 2 Co., Ltd.	24,172,019	24,167,758	637,280	4,251	4,251
Smart Eco First Co., Ltd.	15,203,124	15,200,000	86,639	3,114	3,114
Namyangjuhyado 1st Co., Ltd.	2,825,160	2,440,524	549,250	383,636	383,636
Ablekolao Co., Ltd.	9,598,079	9,800,000	164,408	(201,921)	(201,921)
The 9th F&D Co., Ltd.	217,906,986	209,889,357	14,222,409	8,017,619	8,017,619
Able E&D No.2 Co., Ltd.	20,203,439	20,313,010	92,933	(109,571)	(109,571)
2014 Able 1st. Co., Ltd.	15,480,040	15,576,121	30,310	(96,081)	(96,081)
2014 Able opo 2nd. Co., Ltd.	27,193,018	27,251,081	48,985	(58,063)	(58,063)
Able DCM Blue Co., Ltd.	35,139,770	35,210,317	354,414	(70,547)	(70,547)
Able DCM White Co., Ltd.	8,757,021	8,756,455	2,466	566	566
AA03 2nd	45,475,939	45,215,340	782,674	260,599	260,599
007 2nd Co., Ltd.	20,329,981	20,376,956	64,688	(46,976)	(46,976)
R1-1 Co., Ltd.	10,580,505	10,589,907	210,938	(9,403)	(9,403)
Able DCM 6th Co., Ltd.	149,309,781	149,487,677	1,246,462	(177,906)	(177,906)
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	98,318,287	184,377	—	(8,040,769)	(4,137,363)
Able Quant Asia Pacific Master Fund Limited	98,485,650	167,362	2,327,510	(6,077,484)	(2,166,719)
Global Investment Opportunity Limited	22,485,591	1,296,511	1,054,157	42,958	1,477,895
AQG CAPITAL MANAGEMENT PTE. LTD.	2,359,234	30,323	1,995,467	34,546	31,817
HYUNDAI ABLE INVESTMENTS PTE. LTD.	10,249,980	4,005	2,572,971	(299,684)	(306,175)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	10,026,424	203,082	1,645,608	(101,759)	(101,759)
Hyundai TRUST Bond Feeder Trust 1	14,797,756	82	853,887	595,669	595,669
Hyundai Value Plus Equity Feeder Trust 1	4,959,946	150,843	(377,806)	(438,233)	(438,233)
Hyundai Hyundai Group Plus Equity Feeder Trust 1	988,210	12,128	4,748	(113,983)	(113,983)
HYUNDAI Global-multi Asset Investment Trust 1	3,075,988	329	267,188	93,979	93,979
NH investment&securities co.,Ltd MMF	217,665,256	3,627,009	14,222,409	10,595,401	10,595,401
AGRAF Real Estate No.1, Senningerberg	13,723,113	13,596,958	104,861	(19,178)	(7,586)
AGRAF Real Estate Holding No.1, Senningerberg	31,657,911	30,187,249	53,601	(609,834)	(660,914)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Vierte CasaLog GmbH & Co. KG	16,603,738	11,400,773	184,535	(265,645)	(253,811)
HD 1 Grundstucksgesellschaft mbH & Co. KG	15,602,242	12,193,410	537,341	(507,499)	(484,816)
ABLE NJ DSM INVESTMENT REIT	16,897,936	—	131,653	76,450	783,298
ABLE NJ DSM, LLC	46,021,253	29,458,560	505,850	(11,043)	448,055
HYUNDAI ABLE INVESTMENT REIT	131,763,947	—	131,653	76,450	5,588,191
HYUNDAI ABLE PATRIOTS PARK, LLC	377,610,685	248,234,186	6,619,098	(2,211,130)	3,200,744
KP 08 International Limited	3,184,957	12,355,504	78,992	139,409	(226,570)
KP 09 International Limited	3,354,152	11,825,916	57,085	406,269	68,725
KP 10 International Limited	3,177,658	12,447,450	55,083	630,932	261,960
KP 11 International Limited	4,002,681	14,416,154	52,536	666,838	252,260
KP 12 International Limited	2,896,425	13,399,374	10,006	727,569	309,538
KP 13 International Limited	3,436,217	13,386,439	77,833	1,066,035	670,747
Hyundai Ocean Star Ship Private 2	34,994,683	5,628	—	1,136,789	1,136,789
Northeast Asia 41 Ship Investment Company	33,229,363	501,882	3,285,138	2,948,532	3,163,529
WISDOM SHAPLEY 41 SHIPPNG S.A.	17,512,050	18,447,040	3,787,330	(99,074)	(136,611)
WISDOM ROTH 41 SHIPPNG S.A.	17,186,395	18,592,038	3,787,323	(101,428)	(157,767)

2. Significant Accounting Policies

The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the years presented, unless otherwise stated.

2.1 Basis of Preparation

The Group maintains its accounting records in Korean won and prepares statutory financial statements in the Korean language (Hangul) in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (Korean IFRS). The accompanying consolidated financial statements have been condensed, restructured and translated into English from the Korean language financial statements.

Certain information attached to the Korean language financial statements, but not required for a fair presentation of the Group’s financial position, financial performance or cash flows, is not presented in the accompanying consolidated financial statements.

The consolidated financial statements of the Group have been prepared in accordance with the Korean IFRS. These are the standards and related interpretations issued by the International Accounting Standards Board (IASB) that have been adopted by the Republic of Korea.

The preparation of the consolidated financial statements requires the use of certain critical accounting estimates. It also requires management to exercise judgment in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 3.

2.2 Changes in Accounting Policy and Disclosures

(a) New and amended standards adopted by the Group

The Group newly applied the following amended and enacted standards for the annual periods beginning January 1, 2015:

- Amendment to Korean IFRS 1019, Employee Benefits

Korean IFRS 1019, Employee Benefits, allows a practical expedient for companies that operate defined benefit plans and when contributions are made by employees or third parties. The application of this amendment does not have a material impact on the consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

- Annual Improvements to Korean IFRS 2010-2012 Cycle:

- Amendment to Korean IFRS 1102, Share-based payment

Korean IFRS 1102, Share-based payment, clarifies the definition of a ‘vesting conditions’, ‘performance condition’, and ‘service condition’.

- Amendment to Korean IFRS 1103, Business Combination

Korean IFRS 1103, Business Combination, clarifies the classification and measurement of contingent consideration in the business combination.

- Amendment to Korean IFRS 1108, Operating Segments

Korean IFRS 1108, Operating Segments, requires disclosures of the judgments made by management in aggregating operating segments and a reconciliation of the reportable segments’ assets to the entity’s assets.

- Amendment to Korean IFRS 1016, Property, plant and equipment, and Korean IFRS 1038, Intangible assets

Korean IFRS 1016, Property, plant and equipment, and Korean IFRS 1038, Intangible assets, clarify how the gross carrying amount and the accumulated depreciation are treated where an entity uses the revaluation model.

- Amendment to Korean IFRS 1024, Related Party Disclosures

Korean IFRS 1024, Related Party Disclosures, includes, as a related party, an entity that provides key management personnel services to the reporting entity or to the parent of the reporting entity.

- Annual Improvements to Korean IFRS 2011-2013 Cycle:

- Amendment to Korean IFRS 1103, Business Combination

Korean IFRS 1103, Business Combination, clarifies that Korean IFRS 1103 does not apply to the accounting for the formation of any joint arrangement.

- Amendment to Korean IFRS 1113, Fair Value Measurement

Korean IFRS 1113, Fair Value Measurement, clarifies that the portfolio exception, which allows an entity to measure the fair value of a group of financial instruments on a net basis, applies to all contracts (including non-financial contracts) within the scope of Korean IFRS 1039.

- Amendment to Korean IFRS 1040, Investment property

Korean IFRS 1040, Investment property, clarifies that Korean IFRS 1040 and Korean IFRS 1103 are not mutually exclusive.

Other standards and amendments which are effective for the annual period beginning on January 1, 2015, do not have a material impact on the consolidated financial statements of the Group.

(b) New standards and interpretations not yet adopted

New standards and amendments issued but not effective for the financial year beginning January 1, 2015, and not early adopted are enumerated below. The Group expects that these standards and amendments would not have a material impact on its consolidated financial statements.

- Amendment to Korean IFRS 1001, Presentation of Financial Statements

- Korean IFRS 1016, Property, plant and equipment, and Korean IFRS 1041, Agriculture and fishing: Productive plants

- Korean IFRS 1016, Property, plant and equipment, and Korean IFRS 1038, Intangible assets: Amortization based on revenue

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

- Korean IFRS 1110, Consolidated Financial Statements, Korean IFRS 1028, Investments in Associates and Joint Ventures, and Korean IFRS 1112, Disclosures of Interests in Other Entities: Exemption for consolidation of investee

- Korean IFRS 1111, Joint Agreements

- Annual Improvements to Korean IFRS 2012-2014 Cycle

Furthermore, new standards issued, but not effective for the financial year beginning January 1, 2015, and not early adopted are enumerated below:

- Korean IFRS 1109, Financial Instruments

The new Standard issued in December 2015 regarding financial instruments replaces Korean IFRS 1039, Financial Instruments: Recognition and Measurement.

Korean IFRS 1109, Financial Instruments, requires financial assets to be classified and measured on the basis of the holder’s business model and the instrument’s contractual cash flow characteristics. The Standard requires a financial instrument to be classified and measured at amortized cost, fair value through other comprehensive income, or fair value through profit or loss, and provides guidance on accounting for related gains and losses. The impairment model is changed into an expected credit loss model, and changes in those expected credit losses are recognized in profit or loss. The new Standard is effective for the financial year initially beginning on or after January 1, 2018, but early adoption is allowed. Early adoption of only the requirements related to financial liabilities designated at fair value through profit or loss is also permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

- Korean IFRS 1115, Revenue from Contracts with Customers

The new Standard for the recognition of revenue issued in December 2015 will replace Korean IFRS1018, Revenue, Korean IFRS 1011, Construction Contracts, and related Interpretations.

Korean IFRS 1115, Revenue from Contracts with Customers, will replace the risk-and-reward model under the current standards and is based on the principle that revenue is recognized when control of goods or services transfer to the customer by applying the five-step process. Key changes to current practices include guidance on separate recognition of distinct goods or services in any bundled arrangement, constraint on recognizing variable consideration, criteria on recognizing revenue over time, and increased disclosures. The new Standard is effective for annual reporting beginning on or after January 1, 2018, but early application is permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

2.3 Consolidation

The Group has prepared the consolidated financial statements in accordance with Korean IFRS 1110, Consolidated Financial Statements.

(a) Subsidiaries

Subsidiaries are all entities over which the Company has control. The Group controls the corresponding investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The consolidation of a subsidiary begins from the date the Company obtains control of a subsidiary and ceases when the Company loses control of the subsidiary.

The Group applies the acquisition method to account for business combinations. The consideration transferred is measured at the fair values of the assets transferred, and identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are initially measured at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis in the event of liquidation, either at fair value or at the non-controlling interest’s proportionate share of the recognized amounts of acquiree’s identifiable net assets. All other non-controlling interests are measured at their acquisition-date fair values, unless another measurement basis is required by IFRSs. Acquisition-related costs are expensed as incurred.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Goodwill is recognized as the excess of the aggregate of the consideration transferred, the amount of any non-controlling interest in the acquiree, and the acquisition-date fair value of the acquirer’s previously held equity interest in the acquiree over the identifiable net assets acquired. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in profit or loss.

Balances of receivables and payables, income and expenses and unrealized gains on transactions between the Group subsidiaries are eliminated. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

(b) Associates

Associates are all entities over which the Group has significant influence, and investments in associates are initially recognized at acquisition cost using the equity method. Unrealized gains on transactions between the Group and its associates are eliminated to the extent of the Group’s interest in the associates. If there is any objective evidence that the investment in the associate is impaired, the Group recognizes the difference between the recoverable amount of the associate and its book value as impairment loss.

(c) Joint Arrangements

A joint arrangement, wherein two or more parties have joint control, is classified as either a joint operation or a joint venture. A joint operator has rights to the assets, and obligations for the liabilities, relating to the joint operation and recognizes the assets, liabilities, revenues and expenses relating to its interest in a joint operation. A joint-venturer has rights to the net assets relating to the joint venture and accounts for that investment using the equity method.

2.4 Foreign Currency Translation

(a) Functional and presentation currency

Items included in the financial statements of the Group are measured using the currency of the primary economic environment in which the Group operates (“the functional currency”). The financial statements are presented in Korean won, which is the Group’s functional and presentation currency.

(b) Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in profit or loss.

Translation differences on non-monetary financial assets and liabilities are regarded as the part of changes in fair value. Translation differences on equity instruments classified as financial assets or financial liabilities at fair value through profit or loss (“FVTPL”) are recognized in profit or loss and translation difference on equity instruments classified as available-for-sale financial assets are included in other comprehensive income.

2.5 Recognition and Measurement of Financial Instruments

2.5.1 Initial recognition

The Group classifies financial assets as financial assets at FVTPL, loans and receivables, available-for-sale financial assets or held-to-maturity financial assets. The Group classifies financial liabilities as financial liabilities at FVTPL or other financial liabilities. The classification depends on the nature and holding purpose of the financial instrument at initial recognition in the financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Group recognizes a financial asset or a financial liability in its statement of financial position when, the Group becomes a party to the contractual provisions of the instrument. A regular way purchase or sale of financial assets (a purchase or sale of a financial asset under a contract whose terms require delivery of the asset within the time frame established generally by market regulation or practice) is recognized and derecognized using trade date accounting.

At initial recognition, a financial asset or financial liability is measured at its fair value plus or minus, in the case of a financial asset or financial liability not at FVTPL, transaction costs that are directly attributable to the acquisition or issue of the financial asset or financial liability.

The fair value is the amount for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm’s length transaction. The fair value of a financial instrument on initial recognition is normally the transaction price (that is, the fair value of the consideration given or received).

2.5.2 Subsequent measurement

After initial recognition, financial instruments are measured at amortized cost or fair value based on classification at initial recognition.

(a) Amortized cost

The amortized cost of a financial asset or financial liability is the amount at which the financial asset or financial liability is measured at initial recognition and adjusted to reflect principal repayments, cumulative amortization using the effective interest method and any reduction (directly or through the use of an allowance account) for impairment or uncollectibility.

(b) Fair value

Fair values, which the Group primarily uses for the measurement of financial instruments, are the published price quotations based on market prices or dealer price quotations of financial instruments traded in an active market where available. These are the best evidence of fair value. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer, broker, a company in the same industry, pricing service or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis.

If the market for a financial instrument is not active, fair value is determined either by using a valuation technique or independent third-party valuation service. Valuation techniques include using recent arm’s length market transactions between knowledgeable, willing parties, if available, referencing to the current fair value of another instrument that is substantially the same, discounted cash flow analysis and option pricing models.

The Group uses valuation models that are commonly used by market participants and customized for the Group to determine fair values of common over-the-counter (OTC) derivatives such as options, interest rate swaps and currency swaps which are based on the inputs observable in markets. For more complex instruments, the Group uses internally developed models, which are usually based on valuation methods and techniques generally recognized as standard within the industry, or a value measured by an independent external valuation institution as the fair values if all or some of the inputs to the valuation models are not market observable and therefore it is necessary to estimate fair value based on certain assumptions.

The Group classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

•	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: Inputs, other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

•	Level 3: Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The level in the fair value hierarchy within which the fair value measurement is categorized in its entirety shall be determined on the basis of the lowest level input that is significant to the fair value measurement in its entirety. For this purpose, the significance of an input is assessed against the fair value measurement in its entirety. However, in case of financial instrument denominated in foreign currencies, the effects of changes in foreign exchange rates do not affect the fair value hierarchy. If a fair value measurement uses observable inputs that require significant adjustment based on unobservable inputs, that measurement is a Level 3 measurement.

If the valuation technique does not reflect all factors which market participants would consider in setting a price, the fair value is adjusted to reflect those factors. These factors include counterparty credit risk, bid-ask spread, liquidity risk and others.

The chosen valuation technique makes maximum use of market inputs and relies as little as possible on entity-specific inputs. It incorporates all factors that market participants would consider in setting a price and is consistent with accepted economic methodologies for pricing financial instruments. Periodically, the Group calibrates the valuation technique and tests it for validity using prices from observable current market transactions of the same instrument or based on other relevant observable market data.

2.5.3 Derecognition

(a) Derecognition of financial assets

Financial assets are derecognized when the contractual rights to the cash flows from the financial assets expire or the financial assets have been transferred and substantially all the risks and rewards of ownership of the financial assets are also transferred. If the Group neither transfers nor disposes of substantially all the risks and rewards of ownership of the financial assets, the Group derecognizes financial assets when the Group does not control on them. That is, if the Group neither transfers nor disposes of substantially all the risks and rewards of ownership of the financial assets, the Group continues to recognize the financial asset to the extent of its continuing involvement in the financial asset.

(b) Derecognition of financial liabilities

Financial liabilities are derecognized from the statement of financial position when the obligation specified in the contract is discharged, cancelled or expires.

2.5.4 Offsetting

A financial asset and a financial liability are offset and the net amount presented in the statement of financial position when, and only when, the Group currently has a legally enforceable right to offset the recognized amounts and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.

2.6 Non-derivative Financial Instruments

2.6.1 Financial instruments at FVTPL

Financial instrument acquired for trading or designated upon initial recognition are classified as at FVTPL.

A financial instrument is classified as financial assets or liabilities held for trading if either:

•	It is acquired for the purpose of selling or repurchasing them in the near term

•	It is part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Group may designate certain financial assets, other than held for trading, upon initial recognition as at FVTPL when one of the following conditions is met:

•	It eliminates or significantly reduces a measurement or recognition inconsistency (sometimes referred to as ‘an accounting mismatch’) that would otherwise arise from measuring assets or liabilities or recognizing the gains and losses on them on different bases.

•	A group of financial assets is managed and its performance is evaluated on a fair value basis, in accordance with a documented risk management or investment strategy, and information about the Group is provided internally on that basis to the Group’s key management personnel.

•	A contract contains one or more embedded derivatives; the Group may designate the entire hybrid (combined) contract as a financial asset at FVTPL if allowed by Korean IFRS 1039, Financial Instruments: Recognition and measurement.

After initial recognition, a financial asset at FVTPL is measured at fair value and gains or losses arising from a change in the fair value are recognized in profit or loss. Gains or losses from sale and repayment from financial assets at FVTPL are recognized in the statement of income as part of gains or losses on valuation and disposal of financial instruments in the statement of income.

2.6.2 Available-for-sale financial assets

Available-for-sale financial assets are non-derivatives that are either designated in this category or not classified in any of the other categories.

Profit or loss of financial assets classified as available for sale, except for impairment loss, is recognized as other comprehensive income, and cumulative profit or loss is reclassified from equity to current profit or loss at the derecognition of the financial asset, and it is recognized as part of gains or losses on valuation and disposal of financial instruments in the statement of income.

However, interest revenue measured using the effective interest method is recognized in current profit or loss, and dividends of financial assets classified as available-for-sale are recognized when the right to receive payment is established.

2.6.3 Held-to-maturity financial assets

Held-to-maturity financial assets are non-derivative financial assets with fixed or determinable payments and fixed maturity that the Group’s management has the positive intention and ability to hold to maturity. Held-to-maturity financial assets are subsequently measured at amortized cost using the effective interest method after initial recognition and interest income is recognized using the effective interest method.

2.6.4 Loans and receivables

Non-derivative financial assets which meet the following conditions are classified as Loans and receivables:

•	Those with fixed or determinable payments.

•	Those that are not quoted in an active market.

•	Those that the Group does not intend to sell immediately or in the near term.

•	Those that the Group, upon initial recognition, does not designate as as at FVTPL or available-for-sale.

After initial recognition, these are subsequently measured at amortized cost using the effective interest method.

2.6.5 Financial liabilities at amortized costs

The Group classifies non-derivative financial liabilities, except for financial liabilities at FVTPL, financial guarantee contracts and financial liabilities that arise when a transfer of a financial asset does not qualify for derecognition, as financial liabilities carried at amortized cost.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

2.7 Impairment of Financial Assets

The Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a ‘loss event’) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or a group of financial assets that can be reliably estimated.

The criteria that the Group uses to determine that there is objective evidence of an impairment loss include:

•	Significant financial difficulty of the issuer or obligor.

•	A breach of contract, such as a default or delinquency in interest or principal payments.

•	The lender, for economic or legal reasons relating to the borrower’s financial difficulty, granting to the borrower a concession that the lender would not otherwise consider.

•	It becomes probable that the borrower will enter bankruptcy or other financial reorganization.

•	The disappearance of an active market for that financial asset because of financial difficulties.

•	Observable data suggesting that there is a measurable decrease in the estimated future cash flows from a portfolio of financial assets since the initial recognition of those assets, even though the decrease cannot be identified with respect to individual financial assets in the portfolio, such as:

(i)	adverse changes in the payment status of borrowers in the portfolio;

(ii)	national or local economic conditions that correlate with defaults on the assets in the portfolio.

Impairment loss is measured as the difference between the assets’ carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred) discounted at the financial asset’s original effective interest rate. The carrying amount of the asset is reduced by the impairment loss amount and the amount of the loss is recognized in profit or loss. If a financial asset has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate determined under the contract. In practice, the Group may measure impairment loss based on the fair value of financial asset using an observable market price.

If, in a subsequent period, the amount of impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized (for example, an improvement in debtor’s credit rating), the reversal of the previously recognized impairment loss is recognized in profit or loss.

2.7.1 Loans and receivables

If there is objective evidence that an impairment loss on loans and receivables carried at amortized cost has been incurred, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit loss that have not been incurred) discounted at the financial asset’s original effective interest rate.

The Group first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant (individual assessment of impairment).

The Group assesses individually or collectively for financial assets that are not individually significant. If the Group determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment (collective assessment of impairment).

(a) Individual assessment of impairment

Individual assessment of impairment losses are calculated by discounting the expected future cash flows of a loan at its original effective interest rate and comparing the resultant present value with the loan’s current carrying amount. This process normally encompasses management’s best estimate, such as operating cash flow of the borrower and net realizable value of any collateral held.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(b) Collective assessment of impairment

A methodology based on historical loss experience is used to estimate inherent incurred loss on group of assets for collective assessment of impairment.

Impairment loss on loans reduces the carrying amount of the asset through use of an allowance account, and when a loan becomes uncollectable, it is written off against the related allowance account. If, in a subsequent period, the amount of the impairment loss decreases and is objectively related to the subsequent event after recognition of impairment, the previously recognized impairment loss is reversed by adjusting the allowance account. The amount of the reversal is recognized in profit or loss.

2.7.2 Available-for-sale financial assets

The Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or a group of financial assets is impaired. If any such evidence exists for available-for-sale financial assets, the cumulative loss – measured as the difference between the acquisition cost and the current fair value, less any impairment loss on that financial asset previously recognized in profit or loss – is removed from equity and recognized in profit or loss. Impairment losses recognized in profit or loss on equity instruments are not reversed. If, in a subsequent period, the fair value of a debt instrument classified as available-for-sale increases and the increase can be objectively related to an event occurring after the impairment loss was recognized in profit or loss, the impairment loss is reversed through profit or loss.

2.8 Derivative Financial Instruments

The Group enters into numerous derivative financial instrument contracts such as stock options, stock swaps, interest rate swaps and others for trading purposes or sale and issue of derivative combined securities. These derivative financial instruments are presented as derivative financial instruments within the financial statements irrespective of transaction purpose and subsequent measurement requirement.

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured at their fair value. The changes of the fair value of derivatives financial instruments held for trading are recognized in profit or loss as ‘gain (loss) on valuation and disposal of financial instrument’.

Fair value of derivative instrument traded in active market is a quoted price. In case of fair value of relatively simple derivative instruments such as options, interest rate or currency swaps and others is calculated using one or more valuation techniques like cash flow discount model, option pricing model which is based on observable data and appropriate considering the nature of objects.

Also, fair value of more complex derivative instrument is calculated using valuation techniques based on unobservable data in market is periodically reviewed and approved its accuracy.

2.8.1 Day 1 gain & loss

Accordance with Korean IFRS, if there is no available price from active market and if the Group uses a valuation technique that uses data using unobservable valuation parameters from market for the fair value at initial recognition of financial instruments, there could be a difference between the transaction price and the amount determined using that valuation technique. In these circumstances, the fair value of financial instruments is recognized as the transaction price and the difference is amortized by using the straight line method over the life of the financial instruments.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

2.8.2 Credit risk adjustments

In case of exchange-traded derivative instrument, credit risk is not reflected on the fair value because exchange-traded derivative instrument is traded in public exchange, and it is not available to identify certain counterparties. Fair value of OTC derivative instrument only reflects credit risk.

2.8.3 Embedded derivatives

An embedded derivative such as conversion right is separated from the host contract and accounted for as a derivative if, and only if the hybrid (combined) instrument meets the separation condition.

The embedded derivative is measured at fair value and changes in fair value are recognized in profit or loss. If the fair value of the embedded derivative is unable to be measured, the fair value is the difference between the whole contract and the fair value of the host contract. If it is impossible to measure the fair value of the embedded derivative using this method, the whole contract is designated as financial asset at FVTPL.

2.8.4 Hedge accounting

The Group designates certain hedging instruments, which include derivatives, embedded derivatives and non-derivatives in respect of foreign currency risk, as either fair value hedges, cash flow hedges or hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.

At the inception of the hedge relationship, the entity documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

2.9 Property and Equipment

2.9.1 Recognition and Measurement

All property and equipment are recognized at its cost less any accumulated depreciation and any accumulated impairment losses.

The cost of property and equipment includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management and the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

Subsequent expenditures are capitalized only when they prolong the useful life or enhance values of the assets but the costs of the day-to-day servicing of the assets such as repair and maintenance costs are recognized in profit or loss as incurred. When part of an item of an asset has useful life different from that of the entire asset, it is recognized as a separate asset.

2.9.2 Depreciation

Property and equipment are depreciated over the following period using the method that reflects the pattern in which the asset’s future economic benefits are expected to be consumed by the Group. The depreciable amount of an asset is determined as the cost less residual value.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Each part of an item of property and equipment with a cost that is significant in relation to the total cost of the item is depreciated separately. The depreciation method and estimated useful lives of the assets are as follows:

Property and equipment	Estimated useful lives	Depreciation method
Buildings	40 years	straight-line method
Vehicles	4 - 5 years	straight-line method
Furniture and equipment	3 - 5 years	straight-line method
Other	3 - 5 years	straight-line method
Vessels	8 years	straight-line method

The residual value, the useful life and the depreciation method applied to an asset are reviewed at least at each financial year-end and, if expectations differ from previous estimates or if there has been a significant change in the expected pattern of consumption of the future economic benefits embodied in the asset, the changes are accounted for as a change in an accounting estimate.

Property and equipment are derecognized when the Group disposes of the asset or expects no more future economic benefits are gained through disposal or use, and the gains and losses on derecognition determined by comparing the proceeds with the carrying amount are recognized in profit or loss.

2.10 Investment Property

Property held to earn rentals or for capital appreciation or both is classified as investment property. Investment property is measured initially at its cost. After recognition as an asset, investment property is carried at cost less accumulated depreciation and impairment losses. Investment property, except for land, is depreciated using the straight-line method over their useful lives of 40 years.

2.11 Intangible Assets

Intangible assets are measured initially at cost and subsequently carried at their cost less any accumulated amortization and any accumulated impairment losses.

Intangible assets comprise software and membership rights, and are amortized using the straight-line method with no residual value over following estimated useful economic life since the asset is available for use. However, membership rights are not amortized by considering their useful life as indefinite, because there is no expectable limit to period for use.

Intangible assets	Estimated useful lives	Depreciation method
Development costs	4 - 5 years	straight-line method
Software	4 - 5 years	straight-line method

The amortization period and the amortization method for intangible assets with a finite useful life are reviewed at least at each financial year-end. The management reviews the useful life of intangible assets that is not being amortized each period to determine whether events and circumstances continue to support an indefinite useful life. If management judges that previous estimates should be adjusted, the change is accounted for as a change in an accounting estimate.

2.12 Impairment of Non-financial Assets

Goodwill or intangible assets with indefinite useful lives are not subject to amortization and are tested annually for impairment. Assets that are subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. Non-financial assets, other than goodwill, that suffered impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

2.13 Lease

A lease is an agreement, whereby the lessor conveys to the lessee, in return for a payment or series of payments, the right to use an asset for an agreed period of time. A lease is classified as an operating lease if it does not transfer substantially all the risks and rewards incidental to ownership. For operating lease, lease payments are recognized as an expense on a straight line basis over the lease term.

2.14 Provisions

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation and the increase in the provision due to passage of time is recognized as interest expense.

2.15 Financial Guarantee Contracts

Financial guarantees contracts provided by the Group are initially measured at fair value on the date the guarantee was given. Subsequent to initial recognition, the Group’s liabilities under such guarantees are measured at the higher of the amounts below and recognized as ‘other financial liabilities’:

•	the amount determined in accordance with Korean IFRS 1037, Provisions, Contingent Liabilities and Contingent Assets; or

•	the initial amount, less accumulated amortization recognized in accordance with Korean IFRS 1018, Revenue.

2.16 Revenue Recognition

2.16.1 Fee and Commission Income

The Group recognizes fees relating to brokerage transaction at trade date and financial service fees are recognized in accordance with the accounting standard of the financial instrument related to the fees earned.

(a) Fees and commissions that are an integral part of the effective interest of a financial instrument

Such fees and commissions are generally treated as adjustments of effective interest. However, fees relating to the creation or acquisition of a financial instrument at FVTPL are recognized in profit or loss immediately.

(b) Fees and commissions earned as services are provided

Such fees and commissions are recognized as revenue as the services are provided.

(c) Fees and commissions that are earned on the execution of a significant act

Such fees and commissions are recognized as revenue when the significant act has been completed.

2.16.2 Interest income and dividend income

Interest income is recognized on an accrual basis using the effective interest method. Dividend income is recognized when the shareholder’s right to receive payment is established.

2.17 Employee Benefits

2.17.1 Retirement benefit liabilities: Defined benefit plans and Defined contribution plans

The Group has both defined benefit and defined contribution plans. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. The contributions are recognized as employee benefit expenses when an employee has rendered service. A defined benefit plan is a pension plan that is not a defined contribution plan.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Typically defined benefit plans define an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in the statement of financial position in respect of defined benefit pension plans is the present value of the defined benefit obligation at the end of the reporting period less the fair value of plan assets. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high-quality corporate bonds and that have terms to maturity approximating to the terms of the related pension obligation. The remeasurements of the net defined benefit liability are recognized in other comprehensive income.

If any plan amendments, curtailments, or settlements occur, past service costs or any gains or losses on settlement are recognized as profit or loss for the year.

2.17.2 Short-term employee benefits

Short-term employee benefits are employee benefits (other than termination benefits) that are due to be settled within 12 months after the end of the period in which the employees render the related service. The undiscounted amount of short-term employee benefits expected to be paid in exchange for that service is recognized as a liability (accrued expense), after deducting any amount already paid.

The expected cost of profit-sharing and bonus payments are recognized as liabilities when the Group has a present legal or constructive obligation to make such payments as a result of past events rendered by employees and a reliable estimate of the obligation can be made.

2.18 Income Tax Expenses

Income tax expense comprises current income tax and deferred income tax and are recognized in profit or loss for the period, except to the extent that the tax arises from (a) a transaction or event which is recognized either in other comprehensive income or directly in equity and (b) a business combination.

2.18.1 Current income tax

Current income tax is the amount of income taxes payable (recoverable) in respect of the taxable profit (tax loss) for a period. A difference between the taxable profit and accounting profit may arise when income or expense is included in accounting profit in one period but is included in taxable profit in a different period. Differences may also arise if there is revenue that is exempt from taxation or expenses that is not deductible in determining taxable profit (tax loss). Current income tax liabilities (assets) for the current and prior periods are measured at the amount expected to be paid to (recovered from) the taxation authorities, using the tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

The Group offsets current income tax assets and current income tax liabilities if, and only if, the Group (a) has a legally enforceable right to set off the recognized amounts and (b) intends to settle on a net basis.

2.18.2 Deferred income tax

Deferred income tax is recognized, using the asset-liability method, on temporary differences arising between the tax based of assets and liabilities and their carrying amount in the financial statements. Deferred income tax liabilities are recognized for all taxable temporary differences and deferred income tax assets are recognized for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized. However, deferred income tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Deferred income tax is provided on temporary differences arising on investments in subsidiaries and associates, except for deferred income tax liability where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference, will not reverse in the foreseeable future.

The carrying amount of a deferred income tax asset is reviewed at the end of each reporting period. The Group reduces the carrying amount of a deferred income tax asset to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of that deferred income tax asset to be utilized.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred income tax liabilities and deferred income tax assets reflects the tax consequences that would follow from the manner in which the Group expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Current income tax and deferred income tax are included in the calculation of income tax expense. Income taxes related to prior period are included in current income tax.

Deferred income taxes, recognized directly in equity or arisen from business combination, are directly deducted from equity or goodwill.

2.19 Operating Segment Reporting

Operating segments are components of the Group, about which separate internal reporting information is evaluated regularly by the chief operating decision makers including board of directors in deciding how to allocate resources and to assess performance. Each segment is a strategic business unit that offers different products and services, and is managed separately because each business has different risks and opportunities, different technology required and marketing strategies.

Segment information includes the items which are directly attributable and reasonably allocated to the segment.

2.20 Accounts Receivable/payable Related to Brokerage Transactions

The Group recognizes the receivable from and payable to the Korea Exchange and customers in total amounts, which the Group recognizes as other financial assets and other financial liabilities. The Group offsets the receivable and payable that arise between Korea Exchange and the Group within the same day, and that arise between a customer and the Group within the same day and through the same account.

2.21 Approval of Issuance of the Financial Statements

The issuance of the December 31, 2015 consolidated financial statements of the Group was approved by the Board of Directors on March 2, 2016, which is subject to change with approval at the annual shareholders’ meeting.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

3. Critical Accounting Estimates and Assumptions

The Group makes estimates and assumptions concerning the future. The estimates and assumptions are continuously evaluated with consideration to factors such as events reasonably predictable in the foreseeable future within the present circumstance according to historical experience. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

3.1 Income taxes

The Group recorded, based on its best estimate, current taxes and deferred taxes that the Group will be liable in the future for the operating results as of the financial year end. However, the final tax outcome in the future may be different from the amounts that were initially recorded. Such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

If certain portion of the taxable income is not used for investments, increase in wages, or dividends in accordance with the Tax System For Recirculation of Corporate Income, the Group is liable to pay additional income tax calculated based on the tax laws. The new tax system is effective for three years from 2015. Accordingly, the measurement of current and deferred income tax is affected by the tax effects from the new system. As the Group’s income tax is dependent on the investments, increase in wages and dividends, there exists uncertainty with regard to measuring the final tax effects.

3.2 Fair value of financial instruments

The fair value of financial instruments where no active market exists or where quoted prices are not otherwise available is determined by using valuation techniques. Financial instruments, which are not actively traded in the market and those with less transparent market prices, will have less objective fair values and require broad judgment on liquidity, concentration, uncertainty in market factors and assumptions in price determination and other risks.

As described in Note 2.5, ‘Recognition and Measurement of Financial Instruments’, diverse valuation techniques are used to determine the fair value of financial instruments, from generally accepted market valuation models to internally developed valuation models that incorporate various types of assumptions and variables.

3.3 Provisions for credit loss (allowances)

The Group assesses at the end of each reporting period whether there is any objective evidence that a financial asset or group of financial assets is impaired. The amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows, and calculation of future cash flows and others are based on certain level of accounting estimates.

3.4 Measurement of defined benefit obligation

The present value of the defined benefit liability depends on a number of factors that are determined on an actuarial basis using a number of assumptions. The assumptions used in determining the net cost (income) for pensions include the discount rate. Any changes in these assumptions will impact the carrying amount of the defined benefit liability. The Group determines the appropriate discount rate at the end of each year. This is the interest rate that is used to determine the present value of estimated future cash outflows expected to be required to settle the defined benefit liability. In determining the appropriate discount rate, the Group considers the interest rates of high-quality corporate bonds that are denominated in the currency in which the pension benefits will be paid, and that have terms to maturity approximating to the terms of the related pension liability. Other key assumptions for defined benefit liability are based in part on current market conditions.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

4. Segment Information

4.1 Types of services from which each reportable segment derives its revenues

Management of the Group decide operating segment based on the information, which is to be reported to the Group’s chief executive officer, in order to allocate resources to the segment and evaluate performance of the segment. The Group’s operating segments consists of brokerage and assets control, business finance, assets management, savings Bank and other business part.

In accordance with K-IFRS 1108, reporting segments of the Group by type of services categories are as follows:

Reporting segment	Main business activities
Brokerage and assets control	Sales asset management services, including brokerage consignment and provides service to individuals, corporations and institutional investors.
Business finance	Issuing bonds, structured finance, initial public offering, mergers and acquisitions and advisory service on financing and investment of corporation.
Assets management	Security and derivatives operation and capital investment.
Savings Bank	Mutual bank business
Others	Other services and support services, others

4.2 Revenue and income of segment reporting

Financial information by operating segment for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)
	2015
	Operating Income	Operating Expenses	Operating Profit	Non-operating Income(expense)	Income Tax Expense [1]	Net Income (loss)
Brokerage and assets control	596,995,137	541,599,609	55,395,528	1,163,913	41,842	56,517,599
Business finance	246,429,737	121,959,508	124,470,229	10,007,614	8,060	134,469,783
Assets management	3,173,255,003	3,138,163,941	35,091,062	1,329,875	737,232	35,683,705
Savings Bank	150,255,298	101,923,943	48,331,355	(1,196,813)	(36,055,817)	83,190,359
Others	100,283,121	65,989,730	34,293,391	(715,006)	63,888,314	(30,309,929)

	4,267,218,296	3,969,636,731	297,581,565	10,589,583	28,619,631	279,551,517

(in thousands of Korean won)
	2014
	Operating Income	Operating Expenses	Operating Profit/(loss)	Non-operating Income(expense)	Income Tax Expense [1]	Net Income (loss)
Brokerage and assets control	457,404,844	529,392,611	(71,987,767)	(1,565,900)	34,082	(73,587,749)
Business finance	132,196,806	90,771,940	41,424,866	1,432,943	10,031	42,847,778
Assets management	1,801,631,786	1,742,992,481	58,639,305	8,499,817	860	67,138,262
Savings Bank	188,073,377	167,523,650	20,549,727	570,913	—	21,120,640
Others	71,201,231	80,135,967	(8,934,736)	7,533,576	18,730,784	(20,131,944)

	2,650,508,044	2,610,816,649	39,691,395	16,471,349	18,775,757	37,386,987

Segment revenue reported above represents revenue generated from external customer and segment expense includes costs identified, costs that can be separately allocated to the segment and internal interest. Segment profit represents the profit earned by each segment, reported to the chief executive officer to determine the allocation of resources and to measure the respective segments’ performance.

[1]	Income tax expense, which cannot be reasonably allocated to each segment, was classified as other businesses.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

4.3 Assets and liabilities of segments

Financial information by segment assets and liabilities as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015
	Assets	Liabilities
Brokerage and assets control	2,427,645,354	1,641,997,202
Business finance	1,191,476,627	1,038,842,888
Assets management	15,104,363,590	13,666,358,412
Savings Bank	1,436,138,799	1,120,661,445
Others	3,619,508,863	3,009,299,051

	23,779,133,233	20,477,158,998

(in thousands of Korean won)	2014
	Assets	Liabilities
Brokerage and assets control	1,871,654,340	1,264,212,063
Business finance	1,264,593,155	691,502,054
Assets management	13,298,214,926	11,866,038,381
Savings Bank	1,087,369,521	804,810,651
Others	3,461,414,245	3,352,195,541

	20,983,246,187	17,978,758,690

4.4 Information on principal customers

No customers contributed 10% or more to the Group’s revenue for the years ended December 31, 2015 and 2014.

5. Cash and Deposits

The details of cash and deposits as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Cash and cash equivalents
Cash on hand	8,836,684	603,502
Fixed deposit and installment deposits	77,740,701	120,533,318
Demand deposits	199,196,594	205,441,516
Current deposits	3,784,555	2,896,263
Foreign currency deposits	97,664,675	329,715,879
MMDA	7,525,126	13,075,483

	394,748,335	672,265,961

Deposits
Reserve for claims of customers’ deposits (deposits)	145,073,983	146,981,335
Deposits for exchange-traded derivatives	425,967,424	131,447,496
Margins for exchange-traded derivatives	—	2,348,734
Guarantee deposits for stock borrowings from KSFC	958,171	737,886
Long-term deposits	964,968,000	1,544,871,620
Others	154,992,358	67,568,352

	1,691,959,936	1,893,955,423

	2,086,708,271	2,566,221,384

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Restricted deposits as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Reserve for claims of customers’ deposits (deposits) [1]	145,073,983	146,981,335
Deposits for exchange-traded derivatives [2]	425,967,424	131,447,496
Margins for exchange-traded derivatives [3]	—	2,348,734
Guarantee deposits for stock borrowings from KSFC [4]	958,171	737,886
Long-term deposits [5]	362,000,000	492,000,000
Restricted due from financial institutes [6]	45,000	44,000
Others [7]	65,462,257	38,396,188
Deposits of reserve for requirements [8]	37,882,473	23,576,508

	1,037,389,308	835,532,147

[1]	The reserve for claims of customers’ deposits is deposited separately in a form of trust in KSFC to meet the demands of investees, such as return of deposit and others, in accordance with Article 74 of the Act.
[2]	The deposits for exchange-traded derivatives that the investors and the Group pay for foreign exchange margin trading to KEB Hana Bank and Forex Dealer Member are recognized as deposits.
[3]	The Group provides deposits, in the form of deposits in margins accounts of Korea Stock Exchange and other exchanges to cover the credit risk of its counterparty.
[4]	The guarantee deposits for stock borrowing from KSFC are the margin of investee’s lending and borrowing securities transaction, which are deposited in KSFC.
[5]	Pledged deposits for net settlements of KFTC and collaterals provided for derivatives transactions are included.
[6]	Guarantee deposits for checking accounts
[7]	Deposits in foreign currency and others consist of the margin accounts for trading financial instruments in foreign markets and deposits to court.
[8]	According to the Mutual Savings Bank Act and the Regulation on Supervision of Mutual Savings Bank, the Group shall hold at least 10% of the sum of the received mutual installment savings and deposit, excluding installment savings under which loan was extended and at least 5% of the amount obtained by subtracting its equity capital from the total received deposits as assets for reserve. Assets for reserve shall be held in deposits in the Korea Federation of Savings Banks and securities. Deposits in the Korea Federation of Savings Banks shall be held not less than 80% of the aggregate amount of assets for reserve.

6. Financial Assets at FVTPL

The details of financial instruments at FVTPL as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Financial assets held for trading	12,153,486,676	10,681,675,178
Financial assets designated at FVTPL	701,992,475	1,057,026,799

	12,855,479,151	11,738,701,977

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of financial instruments held for trading as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Deposits
Reserve for claims of customers’ deposits (trust)	1,381,592,408	1,041,262,726
Equity instruments
Stocks	292,710,478	325,510,141
Collective investment securities	411,033,135	459,318,731
Debt instruments
National and local government bonds	2,188,918,575	1,510,270,125
Special bonds	3,114,537,853	3,077,838,155
Corporate bonds	2,979,413,301	3,005,882,686
Corporate commercial papers	701,629,535	615,962,780
Electronic short-term bonds	306,424,342	145,152,077
Securities in foreign currency
Stock in foreign currency	1,513,853	5,612,877
Bonds in foreign currency	705,213,841	397,872,275
Collective investment securities in foreign currency	30,252,913	1,829,267
Other held for trading securities	40,246,442	95,163,338

	12,153,486,676	10,681,675,178

The details of financial instruments designated at FVTPL as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Derivative linked securities
Equity-linked securities	226,363,139	716,800,680
Other derivative linked securities	258,500,156	316,539,497
Other OTC derivative combined contract	81,889,215	8,537,538
Debt instruments
Convertible bonds	72,027,633	3,736,390
Redeemable convertible preferred stocks	—	1,539,810
Equity instruments
Contingent convertible bonds	39,824,376	9,872,884
Redeemable convertible preferred stocks	23,387,956	—

	701,992,475	1,057,026,799

Above financial assets designated at FVTPL are hybrid financial instruments combined with derivative financial instrument and equity instrument or debt instrument. The Group designated the entire contract as financial assets at FVTPL instead of accounting for the derivative financial instruments embedded in the hybrid financial instruments separately.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

7. Derivatives and Hedge Accounting

Derivatives owned by the Group as of December 31, 2015 and 2014, are as follows:

	2015
	Assets		Liabilities
(in thousands of Korean won)	Hedge	Arbitrage	Hedge	Arbitrage	Unsettled amount
Exchange-traded derivatives
Interest rate:
Futures	—	—	—	—	1,862,540,072
Equity:
Futures	—	—	—	—	841,486,967
Long options	—	5,937,028	—	—	2,072,343,014
Short options	—	—	—	9,670,551	1,631,488,967
Currency:
Futures	—	—	—	—	157,427,823
Goods:
Futures	—	—	—	—	43,078,920

	—	5,937,028	—	9,670,551	6,608,365,763

OTC derivatives
Interest rate:
Swaps	—	131,097,829	—	128,147,014	32,591,574,234
Options	—	—	—	7,326,126	461,480,000
Currency:
Forwards	3,689,571	36,353,243	1,861,969	51,819,761	3,371,139,322
Swaps	—	9,382,132	—	10,620,649	2,721,287,710
Equity:
Swaps	—	216,633,000	—	360,509,044	12,449,432,902
Long options	—	24,768,940	—	—	39,317,060
Short options	—	—	—	7,779,946	83,399,990
Credit:
Swaps	—	27,590,032	—	26,050,250	3,679,685,760
Goods:
Swaps	—	1,090,139	—	14,704,742	52,305,700
Others:
Long options	—	35,699,104	—	—	2,848,304,528
Short options	—	—	—	240,766,776	4,048,194,375

	3,689,571	482,614,419	1,861,969	847,724,308	62,346,121,581

	3,689,571	488,551,447	1,861,969	857,394,859	68,954,487,344

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
	Assets		Liabilities
(in thousands of Korean won)	Hedge	Arbitrage	Hedge	Arbitrage	Unsettled amount
Exchange-traded derivatives
Interest rate:
Futures	—	—	—	—	1,900,239,367
Equity:
Futures	—	790,339	—	634,115	278,069,035
Long options	—	604,917	—	—	493,286,048
Short options	—	—	—	4,908,852	1,038,115,653
Currency:
Futures	—	—	—	—	1,156,007,764
Goods:
Futures	—	—	—	—	10,474,487

	—	1,395,256	—	5,542,967	4,876,192,354

OTC derivatives
Interest rate:
Swaps	—	168,911,627	—	179,934,020	35,853,760,000
Options	—	—	—	1,443,179	250,000,000
Currency:
Forwards	15,383,068	34,252,882	—	69,378,185	2,875,713,712
Swaps	—	13,925,266	—	3,875,537	2,449,763,967
Equity:
Swaps	—	93,817,742	—	62,100,385	4,694,625,260
Long options	—	12,744,521	—	—	40,587,500
Short options	—	—	—	4,274,538	30,000,000
Credit:
Swaps	—	26,747,782	—	19,542,652	3,112,481,678
Goods:
Swaps	—	479,574	—	12,801,300	48,182,030
Others:
Long options	—	29,638,233	—	—	1,516,221,424
Short options	—	—	—	130,322,264	3,394,881,283

	15,383,068	380,517,627	—	483,672,060	54,266,216,854

	15,383,068	381,912,883	—	489,215,027	59,142,409,208

The Group entered into the derivative contracts and applied fair value hedge and net investment in a foreign operation hedge for hedging currency risks which arise from fair value of the foreign AFS securities and net investment in a foreign operation.

Gain or loss on valuation derivatives for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gain(loss) on valuation of hedging instrument	(4,605,198)	6,557,521
Gain(loss) for hedged risk	4,605,198	(6,557,521)

	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Gain on valuation of hedging instrument for net investment in a foreign operation hedge and gain for hedged risk for the year ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gain(loss) on valuation of hedging instrument	(395,642)	88,277
Gain(loss) for hedged risk	395,642	(88,277)

	—	—

8. Available-for-sale Financial Assets

The details of available-for-sale financial assets as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Equity instruments
Stocks	312,344,066	242,396,822
Investment in partnerships [1]	101,742,569	79,247,649
Collective investment securities	282,686,657	131,646,996
Debt instruments
National and local government bonds	118,268,785	61,510,897
Special bonds	584,979,628	202,972,554
Corporate bonds	742,974,814	511,218,202
Joint compensation fund	13,597,009	12,472,730
Securities in foreign currency	249,546,453	167,332,134
Other available-for-sale financial assets	63,118,795	57,683,777

	2,469,258,776	1,466,481,761

[1]	The Group classifies investments in KTB 2007 PEF and other investees into financial assets available-for-sale since the Group does not have significant influence on the investees despite of 20% or more ownership.

Impairment losses on financial assets available for sale for the year ended December 31, 2015 and 2014, amount to ~~W~~3,177 million and ~~W~~32,273 million, respectively, which arise in stocks and investment in partnerships.

Changes in gains and losses on valuation of AFS securities (before reflecting deferred tax effect) for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Valuation	Impairment	Disposal	Ending balance
Stocks	152,233,291	6,826,905	(33,169)	(4,402,538)	154,624,489
Investment in partnerships	2,328,213	5,024,215	—	(690,752)	6,661,676
Collective investment securities	4,207,019	1,647,131	—	(3,644,921)	2,209,229
National and local government bonds	980,981	78,675	—	(1,133,212)	(73,556)
Special bonds	1,395,413	436,256	—	(1,368,568)	463,101
Corporate bonds	2,413,819	5,653,629	—	(636,290)	7,431,158
Securities in foreign currency	1,029,260	(1,441,235)	—	285,184	(126,791)
Other available-for-sale financial assets	1,452,660	203,447	—	—	1,656,107

	166,040,656	18,429,023	(33,169)	(11,591,097)	172,845,413

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Beginning balance	Valuation	Impairment	Disposal	Ending balance
Stocks	122,183,368	19,430,883	14,949,999	(4,330,959)	152,233,291
Investment in partnerships	727,619	1,998,646	—	(398,052)	2,328,213
Collective investment securities	(1,973,170)	41,655	6,461,432	(322,898)	4,207,019
National and local government bonds	(7,725,890)	4,371,240	—	4,335,631	980,981
Special bonds	(3,840,584)	2,790,508	—	2,445,489	1,395,413
Corporate bonds	(2,385,760)	3,342,182	—	1,457,397	2,413,819
Securities in foreign currency	591,461	437,799	—	—	1,029,260
Other available-for-sale financial assets	(1,404,079)	2,856,739	—	—	1,452,660

	106,172,965	35,269,652	21,411,431	3,186,608	166,040,656

9. Held-To-Maturity Financial Assets

The details of held-to-maturity financial assets as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Acquisition cost	Amortized cost	Book value
State bonds and local government bonds	7,833,930	8,023,410	8,023,410
Unsecured corporate bonds[1]	10,000,000	10,000,000	10,000,000

	17,833,930	18,023,410	18,023,410

	2014
(in thousands of Korean won)	Acquisition cost	Amortized cost	Book value
State bonds and local government bonds	7,129,000	7,919,811	7,919,811
Unsecured corporate bonds[1]	10,000,000	10,000,000	10,000,000

	17,129,000	17,919,811	17,919,811

[1]	Unsecured corporate bonds classified as HTM financial assets pay 2.12% interest per annum quarterly and is due to mature in November 2017. The credit rating of counterparty is AAA.

Reserve securities (state bonds and local government bonds of ~~W~~8,023 million) are included in held-to-maturity investments in the Group’s statement of financial position.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

10. Investments In Associates

Investments in associates as of December 31, 2015 and 2014, are as follows:

				2015			2014
(in thousands of Korean won)	Location	Industry	Percentage of ownership (%)	Acquisition cost	Net asset amount	Book value	Acquisition cost	Net asset amount	Book value
Wise Asset Management Co., Ltd.[1]	Korea	Asset management	33.00	4,629,876	—	—	4,629,876	—	—
Hyundai-Tongyang Agrifood Private Equity Fund	Korea	Investment	25.47	3,912,000	5,295,779	5,295,779	4,870,250	4,692,967	4,692,967
Keystone-Hyundai Sec. No.1 Private Equity Fund [2]	Korea	Investment	5.64	1,925,000	1,844,869	1,844,869	—	—	—

				10,466,876	7,140,648	7,140,648	9,500,126	4,692,967	4,692,967

[1]	The Group recognized the entire book value as a loss during the year ended March 31, 2011, due to expected loss due from operating derivatives and employee embezzlement. Disposal of securities are restricted due to safeguard deposit requirements.
[2]	Though the ownership of the Group is less than 20%, these are included as associates, since the Group has significant influence over investee’s policy and operations.

Changes in investments in associates for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Changes in equity of associates	Profit (loss) of associates	Others	Ending balance
Hyundai-Tongyang Agrifood Private Equity Fund	4,692,967	—	(958,250)	—	1,561,062	—	5,295,779
Keystone-Hyundai Sec. No.1 Private Equity Fund	—	1,925,000	—	(45,090)	(47,652)	12,611	1,844,869

	4,692,967	1,925,000	(958,250)	(45,090)	1,513,410	12,611	7,140,648

	2014
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Changes in equity of associates	Profit (loss) of associates	Ending balance
Hyundai-Tongyang Agrifood Private Equity Fund	1,241,338	3,933,000	(489,000)	(186,856)	194,485	4,692,967

Summarized financial statement information of the associates as of and for the years ended December 31, 2015 and 2014, are as follows:

	December 31, 2015			2015
(in thousands of Korean won)	Assets	Liabilities	Net asset	Operating Revenue	Total Comprehensive Income(loss)
Hyundai-Tongyang Agrifood Private Equity Fund	21,184,255	391,063	20,793,192	7,247,298	6,129,264
Keystone-Hyundai Sec. No.1 Private Equity Fund	68,314,533	31,625,922	36,688,611	—	(620,990)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	December 31, 2014			2014
(in thousands of Korean won)	Assets	Liabilities	Net asset	Operating Revenue	Total Comprehensive Income(loss)
Hyundai-Tongyang Agrifood Private Equity Fund	18,560,063	134,135	18,425,928	1,518,879	763,613

11. Loans

The details of loans as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Face value	Allowances	Book value
Call loan	437,481	—	437,481
Broker’s loans	1,504,164,450	—	1,504,164,450
Securities purchased under repurchase agreements	200,000	—	200,000
Loans to employees	69,387,321	—	69,387,321
Loans receivable	2,060,798,129	(61,016,043)	1,999,782,086
Purchased loans	119,485,535	(27,266,009)	92,219,526
Advances for customers	10,225,286	(10,019,715)	205,571
Dishonored bonds	6,845,309	(6,845,309)	—
Private placement bonds	290,916,819	(415,819)	290,501,000
Others	5,900,000	—	5,900,000
Net deferred origination fees and costs	13,757,526	—	13,757,526
Discount	(202,255)	—	(202,255)

	4,081,915,601	(105,562,895)	3,976,352,706

	2014
(in thousands of Korean won)	Face value	Allowances	Book value
Call loan	18,705,862	—	18,705,862
Broker’s loans	1,298,606,096	—	1,298,606,096
Securities purchased under repurchase agreements	55,200,000	—	55,200,000
Loans to employees	86,572,224	(2,400)	86,569,824
Loans receivable	1,233,365,172	(91,349,172)	1,142,016,000
Purchased loans	88,626,346	(26,810,557)	61,815,789
Advances for customers	10,364,589	(10,130,714)	233,875
Dishonored bonds	6,881,450	(6,881,450)	—
Private placement bonds	306,370,819	(415,819)	305,955,000
Others	24,300,000	—	24,300,000
Net deferred origination fees and costs	9,741,493	—	9,741,493
Discount	(2,786,033)	—	(2,786,033)

	3,135,948,018	(135,590,112)	3,000,357,906

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in allowances for loan losses for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Biginning balance	Bad debt expenses	Write-offs	Collection	Other Decrease	Ending balance
Broker’s loans	—	—	—	—	—	—
Loans to employees	(2,400)	2,400	—	—	—	—
Loans	(91,349,172)	(11,325,103)	27,595,153	(1,754,602)	15,817,681	(61,016,043)
Purchased loans	(26,810,557)	(455,452)	—	—		(27,266,009)
Advances for customers	(10,130,714)	110,999	—	—		(10,019,715)
Dishonored bonds	(6,881,450)	36,141	—	—		(6,845,309)
Private placement bonds	(415,819)	1,736	—	—	(1,736)	(415,819)

	(135,590,112)	(11,629,279)	27,595,153	(1,754,602)	15,815,945	(105,562,895)

	2014
(in thousands of Korean won)	Biginning balance	Bad debt expenses	Write-offs	Collection	Other Decrease	Ending balance
Broker’s loans	—	—	—	—	—	—
Loans to employees	(3,500)	1,100	—	—	—	(2,400)
Loans	(158,995,820)	49,019,123	95,999,672	12,190,317	(89,562,464)	(91,349,172)
Purchased loans	(19,389,559)	(7,420,998)	—	—	—	(26,810,557)
Advances for customers	(10,035,547)	(95,167)	—	—	—	(10,130,714)
Dishonored bonds	(6,881,633)	183	—	—	—	(6,881,450)
Private placement bonds	(415,819)	—	—	—	—	(415,819)

	(195,721,878)	41,504,241	95,999,672	12,190,317	(89,562,464)	(135,590,112)

Broker’s loan

The Group provides loans for stock purchases with credit period of 90 days (can be extended three) for credit investors. As of the end of current year, interest rate of the loan is differentiated from ARP 6.5% to 8.7% based on credit extension period, and overdue interest rate is ARP 12%.

Also, as the Group operates mortgage loans securities. At the initial transaction, in case of superior shares and common shares, the Group requires trading securities or cash as collateral, corresponding to 167% and 200% of the loan, respectively. Over 140% of the loan is required for minimum retention rate for mortgage. As of the end of current year, the interest rate of securities loan is differentiated from ARP 6.5% to 8.7% based on credit extension period, and the loan with past due date is ARP 12%.

For credit loan, trading securities or cash is required to be pledged corresponding to 140% of the loan. Because of this condition, the investor acquires the credit loan by pledging securities, which is purchased with credit loan primarily (credit-backed securities purchase). If the value of the pledged securities do not reach to 140% of the loan, the Group requires additional cash (credit-backed grants) or trading securities (credit-backed securities) as collateral.

Money Advanced for Customers

Money advanced for customers consists of advanced payments against accidents and advanced payments for priority.

Advanced payments against accidents is the monetary amount of claim for reimbursement, paid by the consolidated company, if any losses occurs from embezzlement and arbitrary purchase and sale by employees.

Advanced payments for priority consists of two types. The first type is the amount of recourse from paid Investor Protection Fund based on the previous Securities Exchange Act Article 69 Clause 2 or Clause 4.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

This recourse is driven by preferred payments to the securities company with reasonable reason for taking the preferred payments. The second type is the amount of recourse from Compensation fund based on Law relating to the paid Financial Investment Services and Capital Markets Act Article 318 Clause 8, Article 323 Clause 14. This recourse is driven by preferred payments to the securities company with reasonable reasons for taking the preferred payments.

12. Property and Equipment

The details of property and equipment as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Book value
Land	38,308,423	—	45,976,931	84,285,354
Buildings	60,870,226	(20,113,039)	—	40,757,187
Vehicles	85,702	(85,700)	—	2
Furniture and equipment	100,621,919	(91,344,113)	—	9,277,806
Others	44,099,784	(39,236,297)	—	4,863,487
Vessels	46,880,000	(18,093,753)	—	28,786,247

	290,866,054	(168,872,902)	45,976,931	167,970,083

	2014
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Book value
Land	38,412,678	—	46,004,453	84,417,131
Buildings	60,971,523	(18,659,863)	—	42,311,660
Vehicles	85,702	(85,700)	—	2
Furniture and equipment	97,796,502	(87,407,664)	—	10,388,838
Others	43,198,644	(37,106,679)	—	6,091,965
Vessels	43,968,000	(11,473,842)	—	32,494,158

	284,433,049	(154,733,748)	46,004,453	175,703,754

The changes in property and equipment for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Depreciation	Others[1]	Ending balance
Land	84,417,131	—	(131,777)	—	—	84,285,354
Buildings	42,311,660	—	(67,531)	(1,486,942)	—	40,757,187
Vehicles	2	—	—	—	—	2
Furniture and equipment	10,388,838	2,171,145	(2,802)	(5,408,720)	2,129,345	9,277,806
Others	6,091,965	1,294,669	(4,933)	(2,539,402)	21,188	4,863,487
Vessels	32,494,158	—	—	(5,657,450)	1,949,539	28,786,247

	175,703,754	3,465,814	(207,043)	(15,092,514)	4,100,072	167,970,083

	2014
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Revaluation	Depreciation	Others[1]	Ending balance
Land	145,986,174	—	(58,225,426)	(346,500)	—	(2,997,117)	84,417,131
Buildings	64,129,627	48,547	(15,972,164)	—	(1,803,730)	(4,090,620)	42,311,660
Vehicles	8,422	—	(1,297)	—	(7,123)	—	2
Furniture and equipment	12,918,689	3,739,845	(137,610)	—	(6,155,617)	23,531	10,388,838
Others	6,510,805	1,812,318	(341,966)	—	(2,961,476)	1,072,284	6,091,965
Vessels	36,472,902	—	—	—	(5,266,100)	1,287,356	32,494,158

	266,026,619	5,600,710	(74,678,463)	(346,500)	(16,194,046)	(4,704,566)	175,703,754

[1]	Others represent changes in the foreign exchange differences and others.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Group applies the revaluation model in relation to the measurement after the initial recognition of the land and the date of revaluation of the land was March 31, 2013. The Group used the assessed price provided by independent and qualified appraiser in the revaluation of the land. Comparative method, where the price is assessed by analyzing sales comparable that is similar to the object in all pricing factors is used and land value formation, such as access condition, environment condition, and specific factors, is considered in estimating fair value. There is no change in a valuation technique for the year ended December 31, 2015.

Classification of land that is measured at fair value by fair value hierarchy levels as of December 31, 2015 and 2014, is as follows:

	2015
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Land	—	—	84,285,354	84,285,354

	2014
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Land	—	—	84,417,131	84,417,131

Changes in land that the degree of fair value is classified to Level 3 for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	84,417,131	145,986,174
Disposal	(131,777)	(58,225,426)
Reclassification to investment property	—	(2,997,117)
Gain (loss) on revaluations of land	—	(346,500)

Ending balance	84,285,354	84,417,131

Details of the valuation method used for fair value of land and the unobservable inputs which are significant for fair value measurement are as follows:

Valuation method	Significant inputs which are unobservable	Range	Correlation between unobservable inputs and fair value
Market approach method	Changing point Individual factors	0.96~1.02 0.88~1.15	If adjustment rates increase (decrease), fair values increase (decrease)

Book values of land under cost model as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Under revaluation model	Under cost model	Under revaluation model	Under cost model
Land	84,285,354	38,308,423	84,417,131	38,412,678

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Changes in other comprehensive income related to revaluation for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Disposal, others	Ending balance
Land	46,914,714	(223,712)	46,691,002
Income tax effects	(11,353,361)	54,138	(11,299,223)

After income tax	35,561,353	(169,574)	35,391,779

	2014
(in thousands of Korean won)	Beginning balance	Revaluation	Disposal, others	Ending balance
Land	89,347,214	(740,488)	(41,692,012)	46,914,714
Income tax effects	(21,622,026)	179,198	10,089,467	(11,353,361)

After income tax	67,725,188	(561,290)	(31,602,545)	35,561,353

The details of insurance policies as of December 31, 2015 and 2014, are as follows:

	Insured amount
(in thousands of Korean won)	2015	2014	Insurance assets	Insurance company
General fire insurance	88,598,659	95,740,015	Buildings	Hyundai Marine & Fire Insurance Co., Ltd.
General insurance on Property	63,719,018	60,967,246	Buildings	Hyundai Marine & Fire Insurance Co., Ltd.
Liability insurance on gas accident	5,000,000	5,500,000	Buildings	Hyundai Marine & Fire Insurance Co., Ltd.
Liability insurance on training facility	200,000	200,000	Buildings	Hyundai Marine & Fire Insurance Co., Ltd.

In addition, the Group also carries a general insurance and liability insurance policy for vehicles with Hyundai Marine & Fire Insurance Co., Ltd., and others.

13. Investment Property

The details of investment property as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated impairment	Accumulated revaluation	Book value
Land	74,834,327	—	(1,096,680)	(490,399)	73,247,248
Buildings	506,730,839	(38,618,685)	(15,328)	—	468,096,826

	581,565,166	(38,618,685)	(1,112,008)	(490,399)	541,344,074

	2014
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Book value
Land	164,335,766	—	(294,208)	164,041,558
Buildings	545,019,275	(29,736,240)	—	515,283,035

	709,355,041	(29,736,240)	(294,208)	679,324,593

The changes in investment property for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Business Combination	Disposal	impairment	Depreciation	Others[1]	Ending balance
Land	164,041,558	—	18,634,315	(4,516,009)	(1,096,680)	—	(103,815,936)	73,247,248
Buildings	515,283,035	8,419,557	49,800,191	(5,309,741)	(15,328)	(17,660,903)	(82,419,985)	468,096,826

	679,324,593	8,419,557	68,434,506	(9,825,750)	(1,112,008)	(17,660,903)	(186,235,921)	541,344,074

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Beginning balance	Acquisition	Business Combination	Disposal	Depreciation	Others[1]	Ending balance
Land	42,530,528	35,890,269	—	(4,462,909)	—	90,083,670	164,041,558
Buildings	36,395,870	399,436,855	29,765,467	(6,403,198)	(8,828,212)	64,916,253	515,283,035

	78,926,398	435,327,124	29,765,467	(10,866,107)	(8,828,212)	154,999,923	679,324,593

[1]	Others represent changes in ownership interests in subsidiaries with a loss of control and foreign exchange differences and others.

Details of income and expenditure for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Rental income	44,812,380	20,242,181
Expenditure on operating investment property	(27,814,969)	(13,381,291)
Expenditure on non-operating investment property	(1,436,625)	(1,315,345)

	15,560,786	5,545,545

Details of fair value of investment property as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Book value	Fair value	Book value	Fair value
Land	73,247,248	105,746,948	164,041,558	196,343,290
Buildings	468,096,826	487,930,674	515,283,035	537,148,172

	541,344,074	593,677,622	679,324,593	733,491,462

The investment property’s fair value was evaluated by independent and qualified appraiser, Kyungil Appraisal Co., Ltd., on March 31, 2013.

The fair values of investment properties are classified as Level 3 based upon the inputs, which are used in valuation method. Fair values are measured using discounted cash flows which reflect vacant ratio and period, promotion, free lease and expected market growth rate.

There is no change in a valuation technique for the year ended December 31, 2015.

As of December 31, 2015, a substantial portion of the Group’s land and buildings is pledged as collateral to a maximum of ~~W~~7,743 million and leasehold rights amount to ~~W~~2,168 million for rent deposits. In addition, some portion of land and building are pledged for the borrowings of M.M Warburg & CO Hypothekenbank and NATXIS REAL ESTATE CAPITAL LLC, amounting to ~~W~~21,778 million and ~~W~~283,472 million, respectively.

14. Intangible Assets

The details of intangible assets as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Acquisition cost	Accumulated amortization	Accumulated impairment	Book value
Development costs	78,859,813	(73,988,024)	—	4,871,789
Software	37,540,854	(32,101,914)	—	5,438,940
Others	32,678,079	(5,813,692)	—	26,864,387
Memberships	53,825,323	—	(19,515,665)	34,309,658
Goodwill	149,917,730	—	(24,621,645)	125,296,085

	352,821,799	(111,903,630)	(44,137,310)	196,780,859

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Acquisition cost	Accumulated amortization	Accumulated impairment	Book value
Development costs	77,506,362	(70,949,710)	—	6,556,652
Software	33,483,391	(29,641,466)	—	3,841,925
Others	35,189,820	(6,618,807)	—	28,571,013
Memberships	56,121,536	—	(19,470,366)	36,651,170
Goodwill	149,917,730	—	(24,621,645)	125,296,085

	352,218,839	(107,209,983)	(44,092,011)	200,916,845

The changes in intangible assets for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Business Combination	Amorti -zation	Impairment [1]	Disposal	Others [2]	Ending balance
Development costs	6,556,652	660,075	—	(3,038,313)	—	—	693,375	4,871,789
Software	3,841,925	849,923	—	(2,461,037)	—	—	3,208,129	5,438,940
Others	28,571,013	289,669	—	(2,364,627)	—	—	368,332	26,864,387
Memberships	36,651,170	—	—	(3,926)	(944,117)	(2,819,787)	1,426,318	34,309,658
Goodwill	125,296,085	—	1,513,525	—	—	—	(1,513,525)	125,296,085

	200,916,845	1,799,667	1,513,525	(7,867,903)	(944,117)	(2,819,787)	4,182,629	196,780,859

	2014
(in thousands of Korean won)	Beginning balance	Acquisition	Business Combination	Amorti -zation	Impairment [1]	Disposal	Others [2]	Ending balance
Development costs	8,430,896	1,858,824	—	(4,642,696)	—	—	909,628	6,556,652
Software	5,306,730	258,624	—	(2,330,970)	—	—	607,541	3,841,925
Others	28,988,169	1,911,298	—	(2,328,454)	—	—	—	28,571,013
Memberships	40,133,919	64,200	—	(3,162)	(5,482,991)	(757,310)	2,696,514	36,651,170
Goodwill	122,621,083	—	2,675,002	—	—	—	—	125,296,085

	205,480,797	4,092,946	2,675,002	(9,305,282)	(5,482,991)	(757,310)	4,213,683	200,916,845

[1]	Memberships are composed of condominium and golf memberships, which are intangible assets with indefinite useful lives. The Group recognized impairment loss because recoverable amount of the asset is lower than book value.
[2]	Others consist of changes by transfer from property and foreign exchange differences and others.

15. Other Financial Assets

The details of other financial assets as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Receivables	704,260,282	478,984,079
Allowance for doubtful accounts	(11,176,502)	(10,513,584)
Accrued income	109,033,563	96,844,552
Allowance for doubtful accounts	(4,186,432)	(809,694)
Settlement difference on self-transaction of futures	—	741
Guarantee deposits	65,360,182	67,268,386
Allowance for doubtful accounts	(2,352,505)	(2,352,505)

	860,938,588	629,421,975

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

16. Other Non-financial Assets

The details of other non-financial assets as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Advance payments	32,497,975	16,766,672
Prepaid expenses	9,173,562	24,529,783
Prepaid value-added taxes	76,385	57,655
Others	10,883,700	42,385,369

	52,631,622	83,739,479

17. Deposits Received

The details of deposits received as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Customers’ deposits
Customers’ deposits for brokerage	1,341,525,101	986,098,414
Customers’ deposits for exchange-traded derivatives trading	172,700,568	177,231,776
Customers’ deposits for savings	8,041,381	7,048,744
Customers’ deposits for repo	66,569	66,574
Customers’ deposits for beneficiary	143,098,258	143,468,615
Others	27,795	1,288,049

	1,665,459,672	1,315,202,172

Guarantee deposits
Securities loaned	958,171	737,886
Deposits for margin loans	894,656	13,596,765
Others	11,059,024	3,000,000

	12,911,851	17,334,651

Others	1,089,710,260	777,248,881

	2,768,081,783	2,109,785,704

18. Financial Liabilities at FVTPL

Details of financial liabilities at FVTPL as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Financial liabilities designated as at FVTPL[1]
Equity-linked securities sold	4,810,640,711	4,261,596,463
Derivatives combined securities sold	1,869,126,890	1,412,825,926
Other OTC derivatives combined contract sold	203,899,166	579,093,696
Exchange traded notes sold	781,827	54,243

	6,884,448,594	6,253,570,328

Held-for-trading financial liabilities
Securities in short position	279,779,527	269,102,194

	7,164,228,121	6,522,672,522

[1]	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to each other instruments, the entire complex contract is designated as FVTPL.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

19. Borrowings

The details of borrowings as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Call money	199,000,000	425,300,000
Borrowings:
Borrowing from KSFC	731,022,059	768,995,381
Asset-backed short-term bonds	806,000,000	425,100,000
Others	420,393,201	592,566,405
Securities sold under repurchase agreements	5,967,004,805	5,279,774,860
Debentures:
Debentures	556,900,000	547,804,000
Less: discount on debentures issued	(73,151)	(155,777)

	8,680,246,914	8,039,384,869

The details of call money as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Interest rate (%)	2015	2014
Kookmin Bank and others	1.53~1.62	199,000,000	425,300,000

The details of borrowings from KSFC as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Interest rate (%)	2015	2014
Korea Securities Finance Corporation	1.59~2.09	731,022,059	768,995,381

The details of asset-backed, short-term bonds as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Interest rate (%)	2015	2014
KTB Investment & Securities Co., Ltd.	1.95~3.10	467,800,000	23,500,000
Domgbu Securities Co.,Ltd	—	—	84,200,000
Hanwha Investment & Securities Co.,Ltd	1.68~2.00	34,900,000	21,500,000
Mirae Asset Securities Co., Ltd	2.40	10,000,000	10,000,000
Electric Contractors’ Financial Cooperative and others	—	—	10,800,000
Kyobo Securities Co., Ltd.	—	—	40,000,000
Nh Investment & Securities Co., Ltd.	2.00~3.00	234,800,000	235,100,000
BNK Securities	2.20	3,500,000	—
IBK Securities Co., Ltd.	2.40~2.75	50,000,000	—
Bookook Securities Co.,Ltd	2.45	5,000,000	—

		806,000,000	425,100,000

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of other borrowings as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Interest rate (%)	2015	2014
Natixis bank	1.50~3.66	329,835,320	307,328,644
M.M.Warburg & CO Hypothekenbank	1.73	24,409,463	18,426,696
Hyundai Songdo Development Co., Ltd and others	—	5,472,040	125,800
Commerz Bank	1.53	676,378	1,279,532
DZ Bank	—	—	694,112
Kyobo Securities Co., Ltd. and others	2.15~2.60	40,000,000	90,811,621
Han Kook Capital Co., Ltd.	6.00	10,000,000	—
Purunchungla 1st Co., Ltd.	5.70	10,000,000	—
Hi Investment & Securities Co.,Ltd	—	—	50,000,000
KEB Hana Bank and others	—	—	75,900,000
Meritz Fire & Marine Insurance Co., Ltd	—	—	18,000,000
National Federation of Fisheries Cooperatives	—	—	30,000,000

		420,393,201	592,566,405

The details of securities sold under repurchase agreements as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Interest rate (%)	2015	2014
Customers	1.40~2.69	5,519,616,648	4,732,274,860
Financial institution	1.02~1.58	447,388,157	547,500,000

		5,967,004,805	5,279,774,860

The details of debentures as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Date issued	Maturity	Interest rate (%)	2015	2014
The 30-1st unsecured public debenture	2013.2.19	2016.2.19	3.07	190,000,000	190,000,000
The 30-2nd unsecured public debenture	2013.2.19	2016.2.19	3.10	60,000,000	60,000,000
The 31st unsecured public debenture	2013.2.22	2018.3.22	3.16	100,000,000	100,000,000
The 32nd unsecured public debenture	2013.2.27	2018.3.21	3.13	150,000,000	150,000,000
Non-guarantee subordinated security	—	—	—	—	10,104,000
AA03 2nd 2-1 unsecured public debenture	2014.11.20	2017.11.20	5.30	11,900,000	19,700,000
Able Sosa 2nd Co., Ltd. the 1st unsecured public debenture	2015.12.21	2016.01.08	2.75	45,000,000	—
ELP the 2nd Securitization Specialty Co., Ltd. the 1st public debenture	—	—	—	—	18,000,000

				556,900,000	547,804,000
Less: Discount on debenture issued				(73,151)	(155,777)

				556,826,849	547,648,223

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in borrowings for the years ended December 31, 2015 and 2014, consist of:

(in thousands of Korean won)	2015	2014
Beginning balance	8,039,384,869	8,229,180,695
Decrease in call money	(226,300,000)	(612,600,000)
Increase (decrease) in borrowings from KSFC	(37,973,322)	318,196,110
Decrease in asset-backed short-term bond	380,900,000	378,862,261
Increase (decrease) in other borrowings	(172,173,204)	(126,877,731)
Increase (decrease) in securities sold under repurchase agreements	687,229,945	(84,480,726)
Increase (decrease) in debentures	9,178,626	(62,895,740)

Ending balance	8,680,246,914	8,039,384,869

20. Post-employment Benefits

20.1 Defined Contribution Plans

Plan assets related to the Group’s defined contribution retirement benefit plan are independently operated from the Group’s assets as a form of fund managed by a trustee. If the employees resign before they meet the conditions for defined contribution plan, contribution payments that the Group has will reduce by the loss of contribution amounts.

Contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions. Expense recognized in the consolidated statements of income (loss) for the years ended December 31, 2015 and 2014, are ~~W~~291 million and ~~W~~301 million, respectively, which represents the contributions paid at the rate prescribed by the retirement benefit plan.

20.2 Defined Benefit Plans

The Group operates a defined benefit plan for employees qualified for the plan.

The most recent actuarial assessment for the plan assets and defined benefit obligation was performed on December 31, 2015. Present value of defined benefit obligation and its related current-past-service costs have been measured by the projected unit credit method.

Under the plan, the Group is exposed to investment risk, interest rate risk and labor cost risk.

The details of defined benefit liabilities as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Present value of defined benefit obligations	49,023,719	42,016,254
Fair value of plan assets	(10,351,506)	(8,001,781)

Net defined benefit liabilities	38,672,213	34,014,473

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in the defined benefit obligation for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	42,031,182	33,875,568
Current service cost	18,219,575	20,229,480
Interest cost	(4,603,395)	(963,597)
Remeasurements:	1,445,088	1,390,667
Actuarial gains and losses arising from changes in assumptions
Payments from plans:	(2,643,122)	(251,523)
Benefits paid	(5,425,609)	(11,326,872)
Settlements	—	(937,469)

Ending balance	49,023,719	42,016,254

The changes in the fair value of plan assets for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	(8,001,781)	(9,249,143)
Interest income	(194,188)	(410,184)
Remeasurements of the net defined benefit liability
Actuarial loss (gain)	16,250	1,203
Contributions:	(2,687,405)	(3,346,397)
Employers
Payments from plans:
Benefits paid	515,618	5,002,740

Ending balance	(10,351,506)	(8,001,781)

The details of plan assets as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Fair value	Composition(%)	Fair value	Composition(%)
Cash equivalents	2,629,192	25.40	1,659,953	20.74
Equity instruments	334,714	3.23	28,412	0.36
Debt instruments	2,478,894	23.95	1,187,072	14.84
General insurance	4,908,706	47.42	5,126,344	64.06

	10,351,506	100.00	8,001,781	100.00

Key actuarial assumptions used as of December 31, 2015 and 2014, are as follows:

	2015	2014
Discount rate	3.37 - 3.45%	3.75 - 3.93%
Expected salary increase rate	2.74 - 3.40%	3.00 - 3.30%

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The sensitivity analyses for significant actuarial assumptions used to determine the present value of the defined benefit obligation as of December 31, 2015, are as follows:

	Effect on the present value of defined benefit obligation
(in thousands of Korean won)	Changes in assumption	Increase	Decrease
Discount rate	1.00%	(314,105)	353,927
Expected salary increase rate	1.00%	354,662	(315,887)

The above sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. The sensitivity of the present value of the defined benefit obligation to changes in actuarial assumptions is calculated using the projected unit credit method, the same method applied when calculating the defined benefit obligations.

The methods and assumptions used in preparing the sensitivity analyses did not change compared to the previous period.

The effect of defined benefit plan on future cash inflows

Expected maturity analysis of undiscounted pension benefits as of December 31, 2015, is as follows:

(in thousands of Korean won)	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
Pension benefits	43,972,294	2,028,897	4,163,825	19,677,837	69,842,853

The weighted average duration of the defined benefit obligations is 0.75 years.

21. Provisions

The details of provisions as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Provisions for asset retirement obligation[1]	2,768,830	2,575,404
Others	23,112	169,442

	2,791,942	2,744,846

[1]	The Group recognized the anticipated expenses in connection with the recovery of leased facilities in the future as asset retirement obligation.

The changes in provisions for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Amortization of discount	Provision	Reversal	Others[1]	Ending balance
Provisions for asset retirement obligation	2,575,404	50,475	256,788	—	(113,837)	2,768,830
Others	169,442	—	—	(146,330)	—	23,112

	2,744,846	50,475	256,788	(146,330)	(113,837)	2,791,942

	2014
(in thousands of Korean won)	Beginning balance	Amortization of discount	Provision	Reversal	Others[1]	Ending balance
Provisions for asset retirement obligation	1,980,129	41,657	1,072,494	—	(518,876)	2,575,404
Others	17,724,710	—	162,911	(17,720,692)	2,513	169,442

	19,704,839	41,657	1,235,405	(17,720,692)	(516,363)	2,744,846

[1]	Others are decrease by the other tangible assets.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

22. Other Financial Liabilities

The details of other financial liabilities as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Financial guarantee liabilities	12,600,124	10,638,838
Dividends payable	1,394	1,374
Accounts payable	655,736,842	493,633,389
Accrued expenses	45,725,017	22,728,867
Leasehold deposits received	10,213,638	21,807,253
Non-controlling liabilities	122,674,013	146,497,103

	846,951,028	695,306,824

23. Other Non-financial Liabilities

The details of other non-financial liabilities as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Advances from customers	2,531,890	1,016,441
Unearned revenue	56,696,189	34,892,718
Taxes withheld	21,760,820	14,671,943
Other long-term employee benefits	4,706,960	4,901,146
Others	15,743,462	17,759,167

	101,439,321	73,241,415

24. Equity

The details of capital stock as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won except per share)	Authorized shares	Outstanding shares	Par value per share	2015	2014
Common stock	600,000,000 shares	236,612,530 shares	5,000 won	1,183,062,650	1,183,062,650

Changes in common stock and preferred stock for the years ended December 31, 2015, and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Common stock	Preferred stock	Common stock	Preferred stock
Beginning balance	236,612,530	—	170,000,000	66,612,530
Conversion[1]	—	—	66,612,530	(66,612,530)

	236,612,530	—	236,612,530	—

[1]	To enter into a new business, the Group issued 66,612,530 convertible preferred shares with ~~W~~8,500 per share (par value per share: ~~W~~5,000) offered to shareholders on December 29, 2011, as a pay-up day with the approval of Board of Directors on October 18, 2011. All convertible preferred shares have been converted into common shares due to the expiration of duration during the year ended December 31, 2014.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

25. Other Paid in Capital

The details of other paid capital as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Paid-in capital in excess of par value [1]	1,063,271,037	1,063,271,037
Treasury stock [2]	(167,090,993)	(167,090,993)
Other equity [3]	5,201,449	5,201,449

	901,381,493	901,381,493

[1]	Paid-in capital in excess of par value was previously paid when the Group increased its capital in 2013 and can only be used for capitalization and deficit disposition.
[2]	The Group acquired 16,715,870 common shares as allowed by the Capital Market and the Financial Investment Services Act in order to maintain the stability of the stock price of the Group. The Group is expected to sell the shares once the stock price gets stabilized in the future.
[3]	Other equity arose from the paid-in capital increase of preferred share during the year ended March 31, 2012.

Changes in other equity for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	5,201,449	(31,568,137)
Decrease	—	36,769,586

Ending balance	5,201,449	5,201,449

26. Retained Earnings

The details of retained earnings as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Legal reserve
Earned surplus reserve [1]	50,745,767	48,740,371
Reserve for loss on electronic financial transactions [2]	500,000	500,000
Voluntary reserves	766,258,337	736,241,839
Reserve for credit losses [3]	19,220,632	22,080,650
Unappropriated retained earnings	222,401,428	(17,162,989)

	1,059,126,164	790,399,871

[1]	The Commercial Code of the Republic of Korea requires the Group to appropriate, as a legal reserve, an amount equal to a minimum of 10% of cash dividends paid until such reserve equals 50% of its issued capital stock. The reserve is not available for the payment of cash dividends, but may be transferred to capital stock or used to reduce accumulated deficit, if any, with a resolution of the general meeting of shareholder. When capital reserves and legal reserves exceed 1.5 times of capital stock of the Company, they are deductible from capital reserves and legal reserves within the range of exceeded amounts.
[2]	In accordance with the provisions of Article 5 of Regulation on Supervision of Electronic Financial Activities, the Group provides reserve for loss on electronic financial transactions to make reparation for the damage in process of the electronic transfers or operations.
[3]	The Group accumulates allowances for possible loan losses in accordance with K-IFRS and reserve for possible loan losses as much as the amount below the provision of allowances according to minimum accumulation ratio required by Financial Supervisory Service.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Changes in retained earnings for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	790,399,871	758,179,925
Profit for the year	279,551,517	37,386,987
Dividends	(10,994,798)	(36,769,586)
Transfer to gain due to disposal of revaluation assets	169,574	31,602,545

Ending balance	1,059,126,164	790,399,871

The amount of dividends and dividends per share for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in Korean won and number of shares)	Type of stock	Number of Shares outstanding	Number of Treasury Stocks [1]	Number of dividend shares	Dividend per share	Total dividend (in thousands of Korean won)
Annual dividend	Common stock	236,612,530 shares	16,716,566 shares	219,895,964 shares	50 won	10,994,798

	2014
(in Korean won and number of shares)	Type of stock	Number of Shares outstanding	Number of Treasury Stocks [1]	Number of dividend shares	Dividend per share	Total dividend (in thousands of Korean won)
Annual dividend	Common stock	170,000,000 shares	16,729,970 shares	153,270,030 shares	—	—
	Preferred stock	66,612,530 shares	935 shares	66,611,595 shares	416 won	27,710,424
Interim dividend[2]	Preferred stock	66,612,530 shares	1,042 shares	66,611,488 shares	136 won	9,059,162

[1]	Treasury stocks, including fractional shares, have been excluded in dividends.
[2]	The Group paid ~~W~~9,059 million as quarterly dividends of preferred stock in accordance with the board resolution of April 1, 2014 (dividend rate: 2.72%), on the basic date of March 31, 2014.

Payout and dividend yield ratios as of December 31, 2015 and 2014, are as follows:

	2015	2014
	Common stock	Common stock
Number of shares outstanding	236,612,530 shares	236,612,530 shares
Number of treasury stocks	16,716,147 shares	16,716,566 shares
Number of dividend shares	219,896,383 shares	219,895,964 shares
Par value per share(Unit: Korean won)	5,000	5,000
Payout ratio	10.00%	1.00%
Scheduled dividends (Korean won in thousands)	109,948,192	10,994,798
Dividends per share (Unit: Korean won)	500	50
Ending price (Unit: Korean won)	6,490	6,920
Dividend yield	7.70%	0.72%

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of the regulatory reserve for credit losses to be appropriated as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning	19,220,633	22,080,650
Amounts to be reserved(reversal)	904,987	(2,860,017)

Ending	20,125,620	19,220,633

The adjusted profit of the year after reflection of reserve for credit losses for the years ended December 31, 2015 and 2014, is as follows:

(in thousands of Korean won)	2015	2014
Profit for the year before reserve for credit loss	279,551,517	37,386,987
Amounts to be reversal(provision)	(904,987)	2,860,017

Adjusted profit after reversal (provision) of reserve for credit losses[1]	278,646,530	40,247,004

Adjusted profit per share after reversal (provision) of reserve for credit losses (Unit: Korean won)	1,267	142

[1]	Adjusted profit after reserve for credit losses is announced by Article 3 Clause 8 of the Regulation on Supervision of Financial Investment and calculated on the assumption that provision or reversal of reserve for credit losses before tax is adjusted to the profit.

27. Other Components of Equity

The details of other components of equity as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gains on available-for-sale financial assets	132,115,845	126,135,538
Share of associates’ other changes in net assets	(59,805)	(25,627)
Revaluation surplus	35,391,779	35,561,353
Remeasurements of net defined benefit liabilities	(24,299,126)	(26,390,126)
Accumulated foreign exchange differences	14,888,425	(5,704,569)
Gain on valuation of derivative instruments for net investment in a foreign operation hedge	366,810	66,914

	158,403,928	129,643,483

The changes in gain or loss on valuation of available-for-sale financial assets for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	126,135,538	80,597,226
Gain (loss) on valuation of available-for-sale financial assets	18,429,023	35,269,652
Tax effect of gain (loss) on valuation [1]	(3,640,548)	(8,436,595)
Disposal or impairment of available for Sale financial assets	(11,624,266)	24,598,039
Tax effect of disposal or impairment [1]	2,816,098	(5,893,678)
Other	—	894

Ending balance	132,115,845	126,135,538

[1]	Including income tax effect (Note 37).

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in the Group’s share of associates’ other changes in net assets for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	(25,627)	47,430
Changes of other comprehensive gain or loss of associates	(45,090)	(186,856)
Tax effect on changes of other comprehensive gain or loss of associates [1]	10,912	45,219
Others	—	68,580

Ending balance	(59,805)	(25,627)

[1]	Including income tax effect (Note 37).

The changes in gain on revaluation reserves on tangible assets for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	35,561,353	67,725,188
Gain on revaluation of tangible assets	—	(740,488)
Tax effect [1]	—	179,198
Transfer to retained earnings due to disposal of revaluation assets	(169,574)	(31,602,545)

Ending balance	35,391,779	35,561,353

[1]	Including income tax effect (Note 37).

The changes in remeasurements of the net defined benefit liability for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	(26,390,126)	(26,559,576)
Changes due to valuation	2,626,872	250,319
Tax effect [1]	(535,872)	(80,869)

Ending balance	(24,299,126)	(26,390,126)

[1]	Including income tax effect (Note 37).

The changes in accumulated foreign exchange differences for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	(5,704,569)	(9,977,808)
Loss on foreign operations translation	23,998,547	4,279,570
Tax effect [1]	(3,405,553)	(6,331)

Ending balance	14,888,425	(5,704,569)

[1]	Including income tax effect (Note 37).

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in gain or loss on valuation of derivative instruments for net investment in a foreign operation hedge for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Beginning balance	66,914	—
Gain on net investment in a foreign operation hedge	395,642	88,277
Tax effect [1]	(95,746)	(21,363)

Ending balance	366,810	66,914

[1]	Including income tax effect (Note 37).

28. Fee and Commission Income and Fee and Commission Expense

The details of fee and commission income for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Brokerage commissions	316,472,770	210,183,216
Underwriting commissions	29,893,666	10,063,573
Underwriting commissions on debentures	11,812,247	10,950,897
Brokerage commissions on collective investment securities	11,280,554	8,430,251
Management fee on asset management	18,000	16,000
Commissions on merger and acquisition	7,415,490	7,315,607
Trust fees and commissions	95,356,570	22,461,018
Operating fees	5,201,365	6,026,083
Other commissions	58,738,523	38,942,886

	536,189,185	314,389,531

The details of fee and commission expense for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Fee for brokerage transactions	19,219,117	15,181,863
Advisory fees	2,458,568	1,287,919
Investment management delegation fees	2,353,938	1,580,645
Transfer fees	248	206
Others	36,577,081	28,632,965

	60,608,952	46,683,598

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

29. Gain or loss on Valuation and Disposal of Financial Instruments

The details of gain or loss on valuation and disposal of financial instruments for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Profit	Loss	Net
Financial instruments held for trading	391,593,269	354,277,746	37,315,523
Derivative financial Instruments	1,677,125,286	2,059,710,925	(382,585,639)
Financial instruments designated at FVTPL	621,603,272	489,099,809	132,503,463
Available-for-sale financial assets	37,824,188	6,034,469	31,789,719

	2,728,146,015	2,909,122,949	(180,976,934)

	2014
(in thousands of Korean won)	Profit	Loss	Net
Financial instruments held for trading	238,818,828	172,347,026	66,471,802
Derivative financial Instruments	980,975,753	898,289,036	82,686,717
Financial instruments designated at FVTPL	227,847,324	421,876,346	(194,029,022)
Available-for-sale financial assets	21,817,274	34,759,312	(12,942,038)

	1,469,459,179	1,527,271,720	(57,812,541)

The details of gain or loss on valuation and disposal of financial instruments held for trading for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Profit	Loss	Net
Financial assets held for trading	376,816,938	337,592,944	39,223,994
Financial liabilities held for trading	14,776,331	16,684,802	(1,908,471)

	391,593,269	354,277,746	37,315,523

	2014
(in thousands of Korean won)	Profit	Loss	Net
Financial assets held for trading	221,568,932	166,891,835	54,677,097
Financial liabilities held for trading	17,249,896	5,455,191	11,794,705

	238,818,828	172,347,026	66,471,802

The details of gain or loss on valuation and disposal of derivative financial Instruments for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Profit	Loss	Net
Interest rate	322,302,637	443,177,462	(120,874,825)
Currency	115,471,739	204,431,549	(88,959,810)
Stock	934,858,297	1,020,320,464	(85,462,167)
Commodity	10,385,648	11,746,170	(1,360,522)
Credit	53,229,383	44,364,697	8,864,686
Others	240,877,582	335,670,583	(94,793,001)

	1,677,125,286	2,059,710,925	(382,585,639)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Profit	Loss	Net
Interest rate	299,675,074	335,901,822	(36,226,748)
Currency	141,138,176	150,435,072	(9,296,896)
Stock	401,873,303	295,479,105	106,394,198
Commodity	8,987,544	15,868,820	(6,881,276)
Credit	29,827,178	23,620,780	6,206,398
Others	99,474,478	76,983,437	22,491,041

	980,975,753	898,289,036	82,686,717

The details of gain or loss on valuation and disposal of financial instruments designated at FVTPL for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Profit	Loss	Net
Financial assets designated at FVTPL
Derivative-linked securities	35,327,543	25,200,217	10,127,326
Other OTC derivative-combined contract	1,986,924	1,118,126	868,798
Debt instruments	3,754,144	304,281	3,449,863
Equity instruments	615,426	125,849	489,577

	41,684,037	26,748,473	14,935,564

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	541,212,907	429,965,372	111,247,535
Other OTC derivatives-combined contract sold	38,477,364	32,373,783	6,103,581
Exchange traded notes sold	228,964	12,181	216,783

	579,919,235	462,351,336	117,567,899

	621,603,272	489,099,809	132,503,463

	2014
(in thousands of Korean won)	Profit	Loss	Net
Financial assets designated at FVTPL
Derivative-linked securities	28,305,664	19,118,502	9,187,162
Other OTC derivative-combined contract	3,058,463	1,261,631	1,796,832
Debt instruments	1,999,450	—	1,999,450
Equity instruments	—	127,116	(127,116)

	33,363,577	20,507,249	12,856,328

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	188,771,046	372,160,672	(183,389,626)
Other OTC derivatives-combined contract sold	5,710,969	29,208,289	(23,497,320)
Exchange traded notes sold	1,732	136	1,596

	194,483,747	401,369,097	(206,885,350)

	227,847,324	421,876,346	(194,029,022)

The details of gain or loss on disposal of available-for-sale financial assets (including impairment losses) for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Profit	Loss	Net
Equity instruments	27,936,653	5,949,467	21,987,186
Debt instruments	9,887,535	85,002	9,802,533

	37,824,188	6,034,469	31,789,719

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Profit	Loss	Net
Equity instruments	20,168,952	34,338,083	(14,169,131)
Debt instruments	1,648,322	421,229	1,227,093

	21,817,274	34,759,312	(12,942,038)

30. Interest Income and Interest Expense

The details of interest income for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Interest on financial assets designated as at FVTPL	836,247	165,243
Interest on broker’s loans	96,662,209	82,854,218
Interest on loans purchased	25,636,545	15,830,146
Interest on loans	168,721,806	134,476,551
Interest on bonds	289,873,824	291,956,157
Interest on commercial papers	17,174,819	21,165,956
Interest on deposits with KSFC	1,796,739	2,226,077
Interest on certificates of deposit	—	4,779
Interest on deposits with financial institution	1,992,619	2,682,828
Interest on call loans	54,218	788,509
Interest on bonds purchased under resale agreements	708,563	1,116,425
Interest on certificates of deposit	5,633	1,817
Interest on deposits	40,078,388	49,790,987
Interest on receivables	1,154,445	868,109
Others	5,787,059	3,752,778

	650,483,114	607,680,580

The details of interest expense for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Interest on borrowings	18,671,028	21,380,665
Interest on proceeds from customers’ short sale	75,368	1,002,875
Interest on customers’ deposits	11,987,976	15,274,416
Interest on bonds sold under repurchase agreements	88,390,707	119,980,456
Losses on transactions of certificates of deposit	—	574
Interest on call money	4,965,919	9,466,028
Interest on debentures	16,288,733	17,167,070
Interest on short-term note issued	723,099	2,777,751
Interest on asset-backed short-term bonds	11,377,101	6,928,026
Others	52,181,318	55,795,275

	204,661,249	249,773,136

31. Gain or Loss on Valuation and Disposal of Loans

The details of gain on valuation and disposal of loans for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gain on sales of loans	6,744,338	16,001,975
Reversal of bad debts	148,553	49,020,224

	6,892,891	65,022,199

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of loss on valuation and disposal of loans for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Loss on sales of loans	14,138,567	94,545,127
Bad debts expense	11,777,832	7,515,983

	25,916,399	102,061,110

32. Gain or Loss on Foreign Currency Transactions

The details of gain on foreign currency transactions for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gain on foreign currency transactions	142,551,380	51,173,325
Gain on foreign currency translation	91,165,858	75,498,860

	233,717,238	126,672,185

The details of loss on foreign currency transactions for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Loss on foreign currency transactions	126,185,106	80,987,004
Loss on foreign currency translation	4,340,622	10,557,609

	130,525,728	91,544,613

33. Other Operating Income and Other Operating Expenses

The details of other operating income for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Dividend income	10,350,009	10,760,061
Distribution income	39,701,868	17,692,556
Other reversal of bad debt expenses	—	331,534
Profits of operating lease	43,932,443	20,154,340
Others	17,805,533	18,345,879

	111,789,853	67,284,370

The details of other operating expenses for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Reserved provided	—	162,911
Other bad debt expenses	837,488	3,879,152
Expenses of operating lease	5,800,018	5,449,782
Others	12,842,440	13,603,539

	19,479,946	23,095,384

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

34. Payroll

The details of payroll for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Short-term salaries	297,162,206	216,300,879
Long-term salaries	697,914	4,901,146
Severance benefits	15,157,742	20,908,618
Retirement bonus	15,212,076	55,681,001
Employ benefits	57,112,942	63,741,018

	385,342,880	361,532,662

35. Other Selling and Administrative Expenses

The details of selling expenses for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Advertising expenses	38,774,142	37,200,450
Sales promotion expenses	2,009,264	1,658,032

	40,783,406	38,858,482

The details of administrative expenses for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Computer system operation expenses	15,984,669	15,350,718
Rent	22,538,925	21,547,227
Commissions	38,247,552	38,855,354
Entertainment expenses	10,586,081	8,405,499
Depreciation	27,095,966	19,756,158
Research and development	286,033	517,953
Training expenses	1,549,333	2,619,155
Amortization expenses of intangible assets	7,867,903	9,305,282
Taxes and dues	23,804,242	18,828,311
Consignment fees	1,194,776	1,086,502
Others	44,039,741	33,723,785

	193,195,221	169,995,944

36. Non-operating Income and Non-operating Expenses

The details of non-operating income for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gain on disposal of property and equipment	123,897	15,610,062
Gain on disposal of investment properties	1,688,240	6,480,468
Reversal of impairment loss on intangible assets	213,000	506,000
Rent	8,798,399	7,332,094
Gain on equity-method valuation	1,561,062	194,485
Gain on disposal of investments in subsidiaries	11,853,811	614,550
Dividend income on investments in subsidiaries	36,314	—
Others	10,321,720	4,628,184

	34,596,443	35,365,843

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of non-operating expenses for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Loss on disposal of property and equipment	31,424	783,429
Loss on disposal of investment properties	143,698	362,412
Impairment loss on intangible assets	1,157,116	5,988,991
Loss on disposal of investments in subsidiaries	5,928,408	700,893
Donation	345,308	545,642
Impairment loss on investment properties	1,112,008	—
Loss on equity-method valuation	47,652	—
Others	15,241,246	10,513,128

	24,006,860	18,894,495

37. Tax Expense and Deferred Tax

Income tax expense for the years ended December 31, 2015 and 2014, consists of:

(in thousands of Korean won)	2015	2014
Current tax
Current tax on profits for the year	49,416,463	52,260,008
Adjustments in respect of prior years	(4,572,050)	2,608,691
Deferred tax
Origination and reversal of temporary differences	(11,374,073)	(21,878,523)
Tax recognized directly in equity	49,416,463	52,260,008
Gain (loss) on valuation of available-for-sale financial assets	(824,450)	(14,330,273)
Changes in equity arising from application of the equity method	10,912	45,219
Gain on revaluation of property	—	179,198
Remeasurements of net defined benefit liabilities	(535,872)	(80,869)
Gain (loss) on foreign operations translation	(3,405,553)	(6,331)
Gain (loss) on net investment in a foreign operation hedge	(95,746)	(21,363)

Income tax expense	28,619,631	18,775,757

Reconciliation of profit before tax and tax expense for the years ended December 31, 2015 and 2014, is as follows:

(in thousands of Korean won)	2015	2014
Profit before tax (A)	308,171,148	56,162,744

Tax based on statutory rate	74,577,418	13,591,384
Adjustments
Non-deductible expense	2,022,235	4,849,677
Non-taxable income	(213,466)	(151,952)
Changes in deferred tax assets (liabilities) that have not been recognized	(42,013,971)	2,547,385
Tax credit	—	(158,867)
Adjustment in respect of prior years	(4,572,050)	2,608,691
Others[1]	(1,180,535)	(4,510,561)

Tax expense (B)	28,619,631	18,775,757

Effective tax rate (B/A)	9.29%	33.43%

[1]	Including effects of differences in tax rate and others.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The changes in deferred tax assets (liabilities) for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Beginning balance	Current profit or loss	Other comprehensive income or loss	Others	Ending balance
Allowance for doubtful accounts	121,000	4,035	—	—	125,035
Commissions income	5,214,113	(2,122,235)	—	—	3,091,878
AFS securities	(3,516,365)	(10,625,194)	8,965	—	(14,132,594)
Accrued severance benefits	9,627,438	1,835,835	(862,966)	—	10,600,307
Other long-term employee benefits	1,186,077	(46,993)	—	—	1,139,084
Financial assets at FVTPL	(6,243,373)	6,910,637	—	—	667,264
Financial Liabilities at FVTPL	13,770,422	(92,196,304)	—	—	(78,425,882)
Accrued expenses	7,400,202	11,861,136	—	—	19,261,338
Dividends (specific overseas company)	4,793,737	134,671	—	—	4,928,408
Accrued income	(10,566,829)	(1,410,742)	—	—	(11,977,571)
Tangible assets	(11,061,880)	—	—	54,139	(11,007,741)
Provisions for asset retirement obligation	384,452	59,055	—	—	443,507
Investments in associates and subsidiaries	19,609,606	(15,249,942)	—	—	4,359,664
Derivatives	(6,915,544)	71,933,819	—	—	65,018,275
Loans	(51,846)	(38,661)	—	—	(90,507)
Convertible preferred stock	—	—	—	—	—
Intangible assets	(1,313,461)	(39,114)	—	—	(1,352,575)
Plan assets	(1,656,672)	(187,315)	—	—	(1,843,987)
Advance depreciation provision	(3,657,818)	78,068	—	—	(3,579,750)
Interest related to loan for construction	(99,839)	4,187	—	—	(95,652)
Prepaid expenses	(3,613,639)	3,613,639	—	—	—
Others	12,707,379	(4,138,191)	—	—	8,569,188

Subtotal	26,117,160	(29,619,609)	(854,001)	54,139	(4,302,311)
Unrecognized deferred tax assets (liabilities) [2]	7,382,389	1,320,429	—	—	8,702,818

Deferred tax assets (liabilities), net [1]	18,734,771	(30,940,038)	(854,001)	54,139	(13,005,129)

Deferred tax assets of subsidiaries	—	37,502,092	(506,321)	—	36,995,771
Deferred tax liabilities of subsidiaries	(10,494)	1,009	—	—	(9,485)
Changes in deferred income tax liabilities due to adjustment of consolidation	(972,476)	9,607,580	(3,490,387)	—	5,144,717

Deferred tax assets of the Group	19,343,679	29,492,898	(4,850,709)	—	43,985,868

Deferred tax liabilities of the Group	(1,591,878)	(13,322,255)	—	54,139	(14,859,994)

	2014
(in thousands of Korean won)	Beginning balance	Current profit or loss	Other comprehensive income or loss	Others	Ending balance
Allowance for doubtful accounts	121,000	—	—	—	121,000
Commissions income	2,456,750	2,757,363	—	—	5,214,113
AFS securities	11,809,154	(995,246)	(14,330,273)	—	(3,516,365)
Accrued severance benefits	6,977,889	2,730,418	(80,869)	—	9,627,438

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Other long-term employee benefits	—	1,186,077	—	—	1,186,077
Financial assets at FVTPL	(4,560,054)	(1,683,319)	—	—	(6,243,373)
Financial Liabilities at FVTPL	31,910,865	(18,140,443)	—	—	13,770,422
Accrued expenses	3,267,095	4,133,107	—	—	7,400,202
Dividends (specific overseas company)	4,793,737	—	—	—	4,793,737
Accrued income	(12,015,101)	1,448,272	—	—	(10,566,829)
Tangible assets	(21,330,545)	—	179,198	10,089,467	(11,061,880)
Provisions for asset retirement obligation	441,585	(57,133)	—	—	384,452
Investments in associates and subsidiaries	15,064,471	4,545,135	—	—	19,609,606
Derivatives	(24,149,983)	17,234,439	—	—	(6,915,544)
Loans	(1,015,364)	963,518	—	—	(51,846)
Convertible preferred stock	8,818,733	(8,818,733)	—	—	—
Intangible assets	(1,848,828)	535,367	—	—	(1,313,461)
Plan assets	(1,997,428)	340,756	—	—	(1,656,672)
Advance depreciation provision	(4,102,165)	444,347	—	—	(3,657,818)
Interest related to loan for construction	(103,267)	3,428	—	—	(99,839)
Prepaid expenses	(11,472,990)	7,859,351	—	—	(3,613,639)
Others	5,286,774	7,420,605	—	—	12,707,379

Subtotal	8,352,328	21,907,309	(14,231,944)	10,089,467	26,117,160
Unrecognized deferred tax assets (liabilities) [2]	12,458,283	(5,075,894)	—	—	7,382,389

Deferred tax assets (liabilities), net [1]	(4,105,955)	26,983,203	(14,231,944)	10,089,467	18,734,771

Deferred tax assets of subsidiaries	—	—	—	—	—
Deferred tax liabilities of subsidiaries	(10,519)	25	—	—	(10,494)
Changes in deferred income tax liabilities due to adjustment of consolidation	(10,248)	(979,753)	17,525	—	(972,476)

Deferred tax assets of the Group	—	23,468,631	(14,214,419)	10,089,467	19,343,679

Deferred tax liabilities of the Group	(4,126,722)	2,534,844	—	—	(1,591,878)

[1]	The income tax rates used in computing deferred tax assets (liabilities) are the expected margin tax rate, which is applicable to the forecasted period when the temporary differences are reversed.
[2]	Deductible temporary differences which were not recognized due to uncertainty of their realization as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Commission (local subsidiary)	7,423,226	7,255,098
Dividends (specific overseas company)	20,365,324	19,808,831
Investments in subsidiaries	6,262,910	1,531,212
Others	1,910,597	1,910,597

	35,962,057	30,505,738

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Income taxes directly reflected to other comprehensive income (loss) for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Recognized in other comprehensive income (loss)
Gain (loss) on valuation of available-for-sale financial assets	(3,640,548)	(8,436,595)
Changes in equity arising from application of the equity method	10,912	45,219
Gain on revaluation of property	—	179,198
Remeasurements of net defined benefit liabilities	(535,872)	(80,869)
Gain (loss) on foreign operations translation	(3,405,553)	(6,331)
Gain (loss) on net investment in a foreign operation hedge	(95,746)	(21,363)
Reclassified to profit or loss
Gain (loss) on valuation of available-for-sale financial assets	2,816,098	(5,893,678)

	(4,850,709)	(14,214,419)

38. Earnings per Share

Basic earnings per share for the year ended December 31, 2015 and 2014, is as follows:

(in Korean won)	2015	2014
Basic earnings per share	1,271	129

Weighted-average number of ordinary shares outstanding for the years ended December 31, 2015 and 2014, are calculated as follows:

(in thousands of Korean won)	2015	2014
Profit for the year	279,551,517	37,386,987
Dividend on preferred stock	—	(9,059,162)

Net profit attribute to ordinary shares	279,551,517	28,327,825

Weighted-average number of ordinary shares outstanding	219,896,660 shares	219,896,660 shares

The Group did not calculate the diluted earnings per share since the potential ordinary shares that the Group issued do not have a dilution effect as of December 31, 2015 and 2014.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

39. Carrying Amounts of Financial Instruments by Category

Financial assets and liabilities are measured at fair value or amortized cost. Measurement policies for each category of financial assets and financial liabilities are disclosed in Note 2, ‘Significant accounting policies’.

The carrying amounts of financial assets and liabilities by category as of December 31, 2015, are as follows:

	Financial assets at FVTPL
(in thousands of Korean won)	Held for trading	Designated at FVTPL	Loans and receivables	Available- for-sale financial assets	Held-to- maturity financial assets	Derivative assets (hedge)	Total
Financial assets
Cash and deposits	—	—	2,086,708,271	—	—	—	2,086,708,271
Financial assets designated at FVTPL	—	701,992,475	—	—	—	—	701,992,475
Financial assets held for trading	12,153,486,676	—	—	—	—	—	12,153,486,676
Derivative financial assets	488,551,447	—	—	—	—	3,689,571	492,241,018
Available-for-sale financial assets	—	—	—	2,469,258,776	—	—	2,469,258,776
Held-to-maturity financial assets	—	—	—	—	18,023,410	—	18,023,410
Loans	—	—	3,976,352,706	—	—	—	3,976,352,706
Other financial assets	—	—	860,938,588	—	—	—	860,938,588

	12,642,038,123	701,992,475	6,923,999,565	2,469,258,776	18,023,410	3,689,571	22,759,001,920

	Financial liabilities at FVTPL		Financial liability at amortized cost	Derivative liabilities (hedge)	Total
(in thousands of Korean won)	Held for trading	Designated at FVTPL
Financial liabilities
Financial liabilities designated at FVTPL	—	6,884,448,594	—	—	6,884,448,594
Securities sold	279,779,527	—	—	—	279,779,527
Derivative financial liabilities	857,394,859	—	—	1,861,969	859,256,828
Deposits received	—	—	2,768,081,783	—	2,768,081,783
Borrowings	—	—	8,680,246,914	—	8,680,246,914
Other financial liabilities	—	—	846,951,028	—	846,951,028

	1,137,174,386	6,884,448,594	12,295,279,725	1,861,969	20,318,764,674

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The carrying amounts of financial assets and liabilities by category as of December 31, 2014, are as follows:

	Financial assets at FVTPL
(in thousands of Korean won)	Held for trading	Designated at FVTPL	Loans and receivables	Available- for-sale financial assets	Held-to- maturity financial assets	Derivative assets (hedge)	Total
Financial assets
Cash and deposits	—	—	2,566,221,384	—	—	—	2,566,221,384
Financial assets designated at FVTPL	—	1,057,026,799	—	—	—	—	1,057,026,799
Financial assets held for trading	10,681,675,178	—	—	—	—	—	10,681,675,178
Derivative financial assets	381,912,883	—	—	—	—	15,383,068	397,295,951
Available-for-sale financial assets	—	—	—	1,466,481,761	—	—	1,466,481,761
Held-to-maturity financial assets	—	—	—	—	17,919,811	—	17,919,811
Loans	—	—	3,000,357,906	—	—	—	3,000,357,906
Other financial assets	—	—	629,421,975	—	—	—	629,421,975

	11,063,588,061	1,057,026,799	6,196,001,265	1,466,481,761	17,919,811	15,383,068	19,816,400,765

	Financial liabilities at FVTPL		Financial liability at amortized cost	Derivative liabilities (hedge)	Total
(in thousands of Korean won)	Held for trading	Designated at FVTPL
Financial liabilities
Financial liabilities designated at FVTPL	—	6,253,570,328	—	—	6,253,570,328
Securities sold	269,102,194	—	—	—	269,102,194
Derivative financial liabilities	489,215,027	—	—	—	489,215,027
Deposits received	—	—	2,109,785,704	—	2,109,785,704
Borrowings	—	—	8,039,384,869	—	8,039,384,869
Other financial liabilities	—	—	695,306,824	—	695,306,824

	758,317,221	6,253,570,328	10,844,477,397	—	17,856,364,946

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

40. Financial Instruments

There is no significant change in the economic environment or business circumstances that affects measurement on the fair value of the financial assets and liabilities.

40.1 Fair Value of Financial Instruments by Class

Fair values of financial assets and financial liabilities as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets
Cash and deposits[1]	2,086,708,271	2,086,708,271	2,566,221,384	2,566,221,384
Financial assets at FVTPL	12,855,479,151	12,855,479,151	11,738,701,977	11,738,701,977
Derivative financial assets	492,241,018	492,241,018	397,295,951	397,295,951
Available-for-sale financial assets	2,469,258,776	2,469,258,776	1,466,481,761	1,466,481,761
Held-to-maturity financial assets	18,023,410	18,111,650	17,919,811	17,937,101
Loans[1]	3,976,352,706	3,976,324,767	3,000,357,906	3,001,468,060
Other financial assets[1]	860,938,588	861,454,973	629,421,975	629,941,260

	22,759,001,920	22,759,578,606	19,816,400,765	19,818,047,494

	2015		2014
(in thousands of Korean won)	Carrying amount	Fair value	Carrying amount	Fair value
Financial liabilities
Deposits received[1]	2,768,081,783	2,768,081,783	2,109,785,704	2,109,785,704
Financial liabilities at FVTPL	7,164,228,121	7,164,228,121	6,522,672,522	6,522,672,522
Derivative financial liabilities	859,256,828	859,256,828	489,215,028	489,215,028
Borrowings[1]	8,680,246,914	8,685,692,647	8,039,384,869	8,046,241,149
Other financial liabilities[1]	846,951,028	846,974,145	695,306,824	695,360,501

	20,318,764,674	20,324,233,524	17,856,364,947	17,863,274,904

[1]	The fair values of cash and deposits, loans, other financial assets, deposits received, borrowings and other financial liabilities with maturity dates of less than one year are presented at their book values because the difference between their book values and fair values is not significant.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. For each class of financial assets and financial liabilities, the Group discloses the fair value of that class of assets and liabilities in a way that permits it to be compared with its carrying amount at the end of each reporting period. The best evidence of fair value of financial instruments is a quoted price in an active market.

The Group believes that valuation methods used for measuring the fair values of financial instruments are reasonable and that the fair values recognized in the statements of financial position are appropriate. However, the fair values of the financial instruments recognized in the statements of financial position may be different if other valuation methods or assumptions are used. Additionally, as there is a variety of valuation techniques and assumptions used in measuring fair value, it may be difficult to reasonably compare the fair value with that of other financial institutions.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

40.2 Day 1 Profit and Loss

If the Group uses a valuation technique that uses data not obtained from observable markets for the fair value at initial recognition of financial instruments, there could be a difference between the transaction price and the amount determined using that valuation technique. In these circumstances, the fair value of financial instruments is recognized as the transaction price and the difference is amortized by using the straight-line method over the life of the financial instruments. If the fair value of the financial instruments can be subsequently determined using observable market inputs, the remaining deferred amount is immediately recognized in profit or loss.

The aggregate difference yet to be recognized in profit or loss at the beginning and end of the year, and the changes in the balance of this difference, are as follows:

(in thousands of Korean won)	2015	2014
Balances at the beginning of the period (A)	65,862,853	38,058,994
Incurred during the period (B)	109,374,535	75,761,200
Amounts recognized in profit or loss during the period (C)	(83,924,159)	(47,957,341)

Balances at the end of period (A+B+C)	91,313,229	65,862,853

40.3 Financial Instruments Measured at Cost

The details of financial instruments measured at cost as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Available-for-sale financial assets[1]	80,860,792	33,191,214

[1]	The Group measured some unlisted stocks and investment in partnerships at cost, which are issued by start-up companies since the Group cannot reliably measure their fair value.

40.4 Fair Value Hierarchy

Financial instruments measured at fair value are categorized within the fair value hierarchy, and the defined levels are as follows:

Level 1	Quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, prices) or indirectly (that is, derived from prices)

Level 3	Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

40.4.1 Fair value hierarchy of financial instruments measured at fair value

(a) The fair value hierarchy of financial assets and liabilities measured at fair value as of December 31, 2015 and 2014, is as follows:

	2015
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Financial assets at FVTPL
Financial assets designated at FVTPL	—	—	701,992,475	701,992,475
Financial assets held for trading	2,963,494,635	9,189,992,041	—	12,153,486,676
Derivative financial assets(arbitrage)	5,937,028	181,002,562	301,611,857	488,551,447
Derivative financial assets(hedge)	—	3,689,571	—	3,689,571
Available-for-sale financial assets	201,023,703	1,766,923,784	420,450,497	2,388,397,984

	3,170,455,366	11,141,607,958	1,424,054,829	15,736,118,153

Financial liabilities at FVTPL
Financial liabilities designated at FVTPL	781,826	—	6,883,666,768	6,884,448,594
Securities sold	279,779,527	—	—	279,779,527
Derivative financial liabilities(arbitrage)	9,670,552	196,671,651	651,052,656	857,394,859
Derivative financial liabilities(hedge)	—	1,861,969	—	1,861,969

	290,231,905	198,533,620	7,534,719,424	8,023,484,949

	2014
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Financial assets at FVTPL
Financial assets designated at FVTPL	—	—	1,057,026,799	1,057,026,799
Financial assets held for trading	2,757,823,911	7,923,851,267	—	10,681,675,178
Derivative financial assets(arbitrage)	1,395,256	226,285,664	154,231,963	381,912,883
Derivative financial assets(hedge)	—	15,383,068	—	15,383,068
Available-for-sale financial assets	280,706,651	774,189,832	378,394,064	1,433,290,547

	3,039,925,818	8,939,709,831	1,589,652,826	13,569,288,475

Financial liabilities at FVTPL
Financial liabilities designated at FVTPL	54,243	—	6,253,516,085	6,253,570,328
Securities sold	269,102,194	—	—	269,102,194
Derivative financial liabilities(arbitrage)	5,542,967	258,278,730	225,393,331	489,215,028

	274,699,404	258,278,730	6,478,909,416	7,011,887,550

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(b) Valuation techniques and inputs classified by Level 2

The details of the valuation techniques and inputs classified by Level 2 are follow:

	2015
(in thousands of Korean won)	Fair value	Valuation techniques	Inputs
Financial assets held for trading	9,189,992,041	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial assets(arbitrage)	181,002,562	DCF Model, Option- pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial assets(hedge)	3,689,571	DCF Model, Option- pricing model	Interest rate, exchange rate
Available-for-sale financial assets	1,766,923,784	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial liabilities(arbitrage)	196,671,651	DCF Model, Option- pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial liabilities(hedge)	1,861,969	DCF Model, Option- pricing model	Interest rate, exchange rate

	2014
(in thousands of Korean won)	Fair value	Valuation techniques	Inputs
Financial assets held for trading	7,923,851,267	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial assets(arbitrage)	226,285,664	DCF Model, Option- pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial assets(hedge)	15,383,068	DCF Model, Option- pricing model	Interest rate, exchange rate
Available-for-sale financial assets	774,189,832	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial liabilities(arbitrage)	258,278,730	DCF Model, Option- pricing model	Interest rate, stock price, exchange rate, credit spreads

40.4.2 Fair value hierarchy of financial instruments which the fair value is disclosed

(a) The fair value hierarchy of financial assets and liabilities which the fair value is disclosed as of December 31, 2015 and 2014, is as follows:

	2015
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Financial assets
Cash and deposits	—	2,086,708,271	—	2,086,708,271
Held-to-maturity financial assets	—	18,111,650	—	18,111,650
Loans	—	—	3,976,324,767	3,976,324,767
Other financial assets	—	—	861,454,973	861,454,973

	—	2,104,819,921	4,837,779,740	6,942,599,661

Financial liabilities
Deposits received	—	—	2,768,081,783	2,768,081,783
Borrowings	—	—	8,685,692,647	8,685,692,647
Other financial liabilities	—	—	846,974,145	846,974,145

	—	—	12,300,748,575	12,300,748,575

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total
Financial assets
Cash and deposits	—	2,566,221,384	—	2,566,221,384
Held-to-maturity financial assets	—	17,937,101	—	17,937,101
Loans	—	—	3,001,468,060	3,001,468,060
Other financial assets	—	—	629,941,260	629,941,260

	—	2,584,158,485	3,631,409,320	6,215,567,805

Financial liabilities
Deposits received	—	—	2,109,785,704	2,109,785,704
Borrowings	—	—	8,046,241,149	8,046,241,149
Other financial liabilities	—	—	695,360,501	695,360,501

	—	—	10,851,387,354	10,851,387,354

(b) Valuation techniques and inputs

Valuation technique and inputs

Cash and deposits	The book value is used as a substitute value of fair value. The majority of deposits consist of overnight deposits.

Held-to-maturity financial assets	The fair values are calculated by discount rate considering market interest rates and borrower’s credit risk on expected cash flows.

Loans	The fair values are calculated by discount rate considering market interest rates and borrower’s credit risk on expected cash flows.

Deposits received and borrowings	The book value is used as a substitute value of fair value for demand deposits, bank overdrafts and call money. With regard to the other deposits and borrowings, the fair values are calculated by discount rate considering residual risks at market interest rates on contractual cash flows.

Other financial assets and liabilities	The book value is used as a substitute value of fair value instead of applying DCF due to the relatively short-term or indefinite maturity. However, DCF method is applied for several long-term receivables or payables.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

40.4.3 Level 3 of the Fair Value Hierarchy Disclosure

(a) Valuation techniques and the Inputs classified by Level 3

	2015
(in millions of Korean won)	Type	Fair value	Valuation techniques	Inputs	Unobservable input	Range	Relevance
Financial assets designated at FVTPL	Equity-linked securities		DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.133~0.41	Proportional
		226,363			Correlation coefficient	0.01~0.6	Proportional
	Other derivative linked securities	258,500			Underlying asset volatility	0.007~0.599	Proportional
	Other OTC derivative combined contract	81,889			Underlying asset volatility	0.133~0.259	Proportional
					Correlation coefficient	0.34~0.57	Proportional
	Debt instruments	72,028			Underlying asset volatility	0.085~0.235	Proportional
	Equity instruments	63,212			Underlying asset volatility	0.105	Proportional
Derivative financial assets(arbitrage)	(*)	301,612			Underlying asset volatility	0.005~0.973	Proportional
					Correlation coefficient	-0.07~0.57	Proportional
Available-for-sale financial assets	Equity instruments	420,451	DCF model, Risk-adjusted discount rate model	Growth rate, discount rate	Growth rate	0.049~0.144	Proportional
					Discount rate	0~0.01	Inversely proportional

		1,424,055

Financial liabilities designated at FVTPL	Equity-linked securities sold	4,810,641	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.01~0.684	Proportional
					Correlation coefficient	-0.04~0.8	Proportional
	Derivatives combined securities sold	1,869,127			Underlying asset volatility	0.01~0.5999	Proportional
					Correlation coefficient	0.03~0.5	Proportional
	Other OTC derivatives combined contract sold	203,899			Underlying asset volatility	0.133~0.289	Proportional
					Correlation coefficient	0.34~0.55	Proportional
Derivative financial liabilities(arbitrage)	(*)	651,052			Underlying asset volatility	0.01~1.057	Proportional
					Correlation coefficient	-0.07~0.57	Proportional

		7,534,719

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in millions of Korean won)	Type	Fair value	Valuation techniques	Inputs	Unobservable input	Range	Relevance
Financial assets designated at FVTPL	Equity-linked securities	716,801	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
	Other derivative linked securities	316,539			Underlying asset volatility		Proportional
	Other OTC derivative combined contract	8,538			Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
	Debt instruments	5,276			Underlying asset volatility		Proportional
	Equity instruments	9,873			Underlying asset volatility		Proportional
Derivative financial assets(arbitrage)	(*)	154,232			Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
Available-for-sale financial assets	Equity instruments	378,394	DCF model, Risk-adjusted discount rate model	Growth rate, discount rate	Growth rate		Proportional
					Discount rate		Inversely proportional

		1,589,653

Financial liabilities designated at FVTPL	Equity-linked securities sold	4,261,596	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
	Derivatives combined securities sold	1,412,825			Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
	Other OTC derivatives combined contract sold	579,094			Underlying asset volatility		Proportional
					Correlation coefficient		Proportional
Derivative financial liabilities(arbitrage)	(*)	225,393			Underlying asset volatility		Proportional
					Correlation coefficient		Proportional

		6,478,908

(*)	Derivatives which derive their value from interest rate, stock price, foreign exchange rate, commodity price, credit rate and others are included.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(b) Changes in Recurring Fair Value Measurements Categories of the Fair Value hierarchy

The changes in financial instruments with level 3 fair value for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL
Beginning balance	1,057,026,799	378,394,064	(71,161,368)	6,253,516,085
Total gains or losses
Profit or loss	5,242,111	2,794,985	(257,786,424)	(160,575,553)
Other comprehensive income (expense)	—	2,841,226	—	—
Purchases	958,560,799	198,613,016	135,185,621	—
Sales	(1,318,837,234)	(59,403,470)	(139,531,190)	—
Issues	—	—	(43,550,141)	9,743,417,504
Settlements	—	—	27,402,703	(8,952,691,268)
Transfer to other levels	—	(102,789,324)	—	—

Ending balance	701,992,475	420,450,497	(349,440,799)	6,883,666,768

	2014
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL
Beginning balance	389,478,777	306,919,669	17,994,493	4,371,003,782
Total gains or losses
Profit or loss	12,605,459	(2,840,945)	103,842,644	182,922,956
Other comprehensive income (expense)	—	(8,079,754)	—	—
Purchases	1,749,790,893	173,876,778	45,300,299	—
Sales	(1,094,848,330)	(91,481,684)	(129,941,033)	—
Issues	—	—	(118,970,044)	8,554,572,237
Settlements	—	—	10,612,273	(6,854,982,890)

Ending balance	1,057,026,799	378,394,064	(71,161,368)	6,253,516,085

In relation to changes in level 3 fair value, total gains or losses related to the asset and liabilities held at the reporting date is included in the statements of comprehensive Income for the years ended December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL
Profit or loss
Gain or loss on valuation of financial instruments[1]	(4,061,446)	107,494	(238,436,118)	303,447,887
Other comprehensive income
Gain or loss on valuation of available-for-sale financial assets[2]	—	8,484,607	—	—

	(4,061,446)	8,592,101	(238,436,118)	303,447,887

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL
Profit or loss
Gain or loss on valuation of financial instruments[1]	3,334,091	(18,146,998)	37,603,021	(59,311,093)
Other comprehensive income
Gain or loss on valuation of available-for-sale financial assets[2]	—	(4,704,407)	—	—

	3,334,091	(22,851,405)	37,603,021	(59,311,093)

[1]	Included in gain on valuation and disposal of financial instruments or loss on valuation and disposal of financial instruments on the statements of income.
[2]	Included in other comprehensive income on the statements of comprehensive income.

(c) Valuation Process for Fair Value Measurements Categorized Within Level 3 of the Fair Value Hierarchy

The fair value of financial instruments classified as Level 3 is determined by external valuation or self-valuation of the Group. Unobservable inputs are produced by the external assessor or internal valuation system and the Group reviews the adequacy of inputs. The risk council reviews the adequacy of the assessment methodology and valuation method of external assessor. The agenda of the risk council is to be reported or approved by the risk committee.

(d) Sensitivity Analysis of Recurring Fair Value Measurements Categorized Within Level 3 of the Fair Value Hierarchy

Sensitivity analysis of financial instruments is performed to measure favorable and unfavorable changes in the fair value of financial instruments which are affected by the unobservable inputs, using a statistical technique. When the fair value is affected by more than two inputs, the amounts represent the most favorable or most unfavorable.

The results of the sensitivity analysis for the effect on profit or loss from changes in inputs for each financial instrument as of December 31, 2015 and 2014, are as follows.

	2015
	Profit and loss		Other comprehensive income
(in thousands of Korean won)	Favorable changes	Unfavorable changes	Favorable changes	Unfavorable changes
Financial assets designated at FVTPL[1]	(2,896)	3,131	—	—
Derivative financial assets(arbitrage) [1]	(18,598)	17,665	—	—
Available-for-sale financial assets[2]	—	—	30,286	(10,284)
Financial liabilities designated at FVTPL[1]	70,027	(78,755)	—	—
Derivative financial liabilities(arbitrage) [1]	(40,138)	42,108	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
	Profit and loss		Other comprehensive income
(in thousands of Korean won)	Favorable changes	Unfavorable changes	Favorable changes	Unfavorable changes
Financial assets designated at FVTPL[1]	1,600	(2,602)	—	—
Derivative financial assets(arbitrage) [1]	25,207	(34,955)	—	—
Available-for-sale financial assets[2]	—	—	42,728	(17,828)
Financial liabilities designated at FVTPL[1]	(68,659)	99,576	—	—
Derivative financial liabilities(arbitrage) [1]	37,686	(42,111)	—	—

[1]	Measured by changes in fair value based on the increased or decreased unobservable inputs by 10%.
[2]	Measured by changes in fair value based on growth rate (-1–1%) and discount rate (-1–1%) that are unobservable inputs

41. Financial Asset Transfer Transactions

As of December 31, 2015 and 2014, relevant information about transferred financial assets which do not qualify for derecognition is as follows:

	2015
	Financial assets at FVTPL		Available-for-sale financial assets
(in thousands of Korean won)	Debt instruments[1]	Equity instruments[2]	Debt instruments[1]	Equity instruments[3]
Book value of assets	5,000,711,444	7,842,000	1,243,699,456	47,911,735
Book value of related liabilities	4,757,072,818	—	1,184,309,124	46,363,681

	2014
	Financial assets at FVTPL	Loans	Available-for-sale financial assets
(in thousands of Korean won)	Debt instruments[1]	Debt instruments[1]	Debt instruments[1]	Equity instruments[3]
Book value of assets	4,760,504,040	50,000,000	754,349,439	46,240,396
Book value of related liabilities	4,518,436,137	47,600,000	713,738,722	41,465,140

[1]	Transferred debt instruments under repurchase agreements.
[2]	Transferred equity instruments under securities lending agreements.
[3]	The Group transferred Hyundai Elevator Co. stocks at ~~W~~46,364 million (2014 : ~~W~~41,465 million) to Natixis Bank and made a TRS agreement. If the price of the transferred assets fluctuates depending on the contract, the risk becomes primarily vested in the Group.

42. Financial Risk Management

42.1 Summary

42.1.1 Overview of Financial Risk Management Policy

The financial risks that the Group is exposed to are credit risk, liquidity risk, market risk, operational risk and others.

The note regarding financial risk management provides information about the risks that the Group is exposed to, including the objectives, policies and processes for assessing and managing the risks and net operating capital ratio management. Additional quantitative information is disclosed throughout these notes to financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Group’s risk management system focuses on increasing transparency, developing the risk management environment, preventing transmission of risk to other related subsidiaries, and the preemptive response to risk due to rapid changes in the financial environment to support the Group’s long-term strategy and business decisions efficiently. Credit risk, liquidity risk, market risk, operational risk, and credit concentration risk are recognized as the Group’s key risks. These risks are measured and managed by quantifying regulatory capital and VaR (Value at Risk) using a statistical method.

42.1.2 Risk Management Organization

(a) Board of directors

Board of directors are the ultimate decision-making authority that appoint and dismiss risk management committee, establish and amend the risk management committee policies, establish the Group’s criteria for risk limit, decide on basic policy of risk management, and approve large-scale investments.

(b) Risk management committee

The risk management committee is consist of more than three directors appointed by board of directors (including more than a half of external director). The risk management committee executes the operations delegated by board of directors in accordance with risk management committee policy

(C) Risk management conference

Risk management conference consists members by appointing Company’s executives, including the director, who is responsible for risk management, compliance, planning/management. Also the organization is delegated by risk management committee to perform deliberation/resolution for major policies and matters related to the risk.

(d) Risk management department

Risk management department carries out practical tasks, required for risk management of the Group, such as supporting the risk management committee, reporting the Group’s risk level and computing financial stability ratio.

42.1.3 Risk Management System

In order to establishing risk management structure, the Group built the total risk management system, ERMS (Enterprise Risk Management System), which is designed for reasonable price valuation against risks and the management of risk limitation to raise the soundness of assets and allocate resources efficiently. Moreover, the Group performs business with risk management basis in mainly by constructing RAPM (Risk Adjusted Performance Measure) and enlarging the portion of performance evaluation.

42.1.4 Risk Management Strategy and Policy

As an allocation of risk capital and risk limitation establishment process, the risk capital is allocated through resolution of risk management committee meetings, and the amount of risk capital is anticipated for each risk sector, business sector and department by reflecting annual management strategy and business plans.

42.2 Credit Risk

42.2.1 Overview of Credit Risk

The Group is exposed to certain level of credit risk and the credit risk is the risk of possible loss to portfolio due to counterparty’s default, breach of covenant and loss of credibility. Credit risk exposure occurs in investment activities such as loans, debt instruments, derivative transactions, and non-trading accounts, or can exist in relating to off-statement of financial position accounts.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

42.2.2 Credit Risk Management

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations. If the trading department of the Group wants to deal with the counterparty that may cause the credit risk, the trading department submits an application in advance to get, approved by the risk management council and the risk management committee, the procedures set by the committee with product management plan and the limit to run a deal. Credit risk limit depends on 1) standard credit risk limit, 2) concentration limit on the same person and 3) credit rating and additional limit may be added by the trading department. In addition, credit VaR is measured in addition to the credit management listed above and credit VaR due to the internal model is operated by the credit manager measurement system of the risk metrics group. Limit management is performed on a daily basis and stress test is performed on a regular basis and in case of excess of the limit, trading department expedite the process with the procedure set by the risk management department.

42.2.3 Maximum Exposure to Credit Risk

The maximum exposure of credit risk related to the off-statement of financial position accounts as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Purchase guaranteed agreement[1]
Guaranteed payments and purchse commitment	900,826,600	768,081,000
Debt argument agreement	910,100,000	682,400,000

	1,810,926,600	1,450,481,000

[1]	As of December 31, 2015, electronic short-term bonds of ~~W~~75,800 million (2014: ~~W~~13,122 million), purchased by the Group in accordance with purchase guaranteed agreements are included.

The Group does not disclose assets whose carrying amount represents the maximum exposure to credit risk.

42.2.4 Credit Risk Concentration Analysis

(a) Loans

Most of counterparties of loan transactions, before considering collaterals and other credit reinforcements, are concentrated in Korea. The ratios of individuals and corporations of loans and allowances as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Loans	Ratio (%)	Allowances	Carrying amount
Individuals	1,881,388,760	46.09	(39,862,086)	1,841,526,674
Corporations	2,200,526,841	53.91	(65,700,809)	2,134,826,032

	4,081,915,601	100.00	(105,562,895)	3,976,352,706

	2014
(in thousands of Korean won)	Loans	Ratio (%)	Allowances	Carrying amount
Individuals	1,492,488,285	47.59	(23,613,726)	1,468,874,559
Corporations	1,643,459,733	52.41	(111,976,386)	1,531,483,347

	3,135,948,018	100.00	(135,590,112)	3,000,357,906

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The details of the Group’s loans by industry as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Loans	Ratio (%)	Allowances	Carrying amount
Financial service	376,811,243	9.23	(3,632,401)	373,178,842
Manufacturing	865,032,613	21.19	(7,310,409)	857,722,204
Service	313,752,212	7.69	(1,046,734)	312,705,478
Others[1]	2,526,319,533	61.89	(93,573,351)	2,432,746,182

	4,081,915,601	100.00	(105,562,895)	3,976,352,706

[1]	All loans and allowances of individual counterparties are classified as others.

	2014
(in thousands of Korean won)	Loans	Ratio (%)	Allowances	Carrying amount
Financial service	221,111,566	5.42	(17,947,690)	203,163,876
Manufacturing	83,235,406	2.04	(8,942,226)	74,293,180
Service	327,402,203	8.02	(12,475,209)	314,926,994
Others[1]	2,504,198,843	61.35	(96,224,987)	2,407,973,856

	3,135,948,018	76.83	(135,590,112)	3,000,357,906

[1]	All loans and allowances of individual counterparties are classified as others.

(b) Securities (debt instruments)

Most of securities (debt instruments), before considering collaterals and other credit reinforcements, are concentrated in securities issued in Korea. The details of the Group’s securities (debt instruments) by industry as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Amount	Ratio(%)	Amount	Ratio(%)
Financial assets held for trading
Government and government funded institutions	4,136,647,760	35.28%	3,352,640,455	34.67%
Banking and insurance	3,864,475,841	32.96%	3,785,953,611	39.15%
Others	1,995,013,846	17.02%	1,609,626,236	16.65%

	9,996,137,447	85.26%	8,748,220,302	90.47%

Financial assets designated at FVTPL
Others	72,027,633	0.61%	5,276,200	0.05%

Available-for-sale financial assets
Government and government funded institutions	364,757,071	3.11%	336,428,903	3.48%
Banking and insurance	1,057,338,735	9.02%	470,600,185	4.87%
Others	216,702,190	1.85%	91,677,723	0.95%

	1,710,825,629	13.98%	903,983,011	9.29%

Held-to-maturity financial assets
Government and government funded institutions	8,023,410	0.07%	7,919,811	0.08%

Others	10,000,000	0.09%	10,000,000	0.10%

	18,023,410	0.15%	17,919,811	0.19%

	11,724,986,486	100.00%	9,670,123,124	100.00%

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

42.2.5 Credit Quality of Financial Assets

(a) Loans

Loans as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Neither past due nor impaired	Past due but not impaired	Impaired	Total	Allowances	Carrying amount
Call loan	437,481	—	—	437,481	—	437,481
Broker’s loans	1,504,164,450	—	—	1,504,164,450	—	1,504,164,450
Securities purchased under repurchase agreements	200,000	—	—	200,000	—	200,000
Loans to employees	69,387,321	—	—	69,387,321	—	69,387,321
Loans receivable	1,956,697,848	38,513,054	79,349,958	2,074,560,860	(61,016,043)	2,013,544,817
Purchased loans	78,141,000	—	41,339,330	119,480,330	(27,266,009)	92,214,321
Advances for customers	—	—	10,225,286	10,225,286	(10,019,715)	205,571
Dishonored bonds	—	—	6,845,309	6,845,309	(6,845,309)	—
Private placement bonds	290,298,745	—	415,819	290,714,564	(415,819)	290,298,745
Other loans	5,900,000	—	—	5,900,000	—	5,900,000

	3,905,226,845	38,513,054	138,175,702	4,081,915,601	(105,562,895)	3,976,352,706

	2014
(in thousands of Korean won)	Neither past due nor impaired	Past due but not impaired	Impaired	Total	Allowances	Carrying amount
Call loan	18,705,862	—	—	18,705,862	—	18,705,862
Broker’s loans	1,298,606,096	—	—	1,298,606,096	—	1,298,606,096
Securities purchased under repurchase agreements	55,200,000	—	—	55,200,000	—	55,200,000
Loans to employees	84,825,527	—	—	84,825,527	(2,400)	84,823,127
Loans receivable	1,079,197,510	3,641,640	159,830,286	1,242,669,436	(91,349,172)	1,151,320,264
Purchased loans	47,281,811	—	41,339,330	88,621,141	(26,810,557)	61,810,584
Advances for customers	—	—	10,364,589	10,364,589	(10,130,714)	233,875
Dishonored bonds	—	—	6,881,450	6,881,450	(6,881,450)	—
Private placement bonds	305,358,098	—	415,819	305,773,917	(415,819)	305,358,098
Other loans	24,300,000	—	—	24,300,000	—	24,300,000

	2,913,474,904	3,641,640	218,831,474	3,135,948,018	(135,590,112)	3,000,357,906

Information for the credit quality of loans neither past due nor impaired is as follows:

Broker’s loans	Loans provided to customers who intend to purchase stocks. Cash or securities amounting to 140%~160% of loans are secured as collaterals. When the collateral falls short of retain ratio, amount equal to or more than the shortfall is provided by the customer in cash or securities.

Securities purchased under repurchase agreements	Although this is a conditional bond trading, which contains condition that re-selling the bond after a certain price and period, it has nature as loan agreement with backed securities in realistically. Only few risk exists against price fluctuation of asset backed securities.

Loans to employees	Loans to employees, which guarantees are provided by individuals.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Loans receivable	General loans to project financing related to development business and M&A. PF loans receivables are provided with payment guarantees by constructors, and loans receivables related to M&A are provided with shares of the merged company as collateral.

Purchased loans	General loans to project financing related to development business and M&A. PF loans receivables are provided with payment guarantees by constructors, and loans receivables related to M&A are provided with shares of the merged company as collateral.

Private placement bonds	The private equity-backed bonds, issued by securitization SPC, has been providing a beneficial interest in the securitization underlying assets as collateral.

The details of the Group’s impaired loans as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015
	Loans	Allowances	Carrying amount
Loaned	79,349,958	(61,016,043)	18,333,915
Purchased loans	41,339,330	(27,266,009)	14,073,321
Advances for customers	10,225,286	(10,019,715)	205,571
Dishonored bonds	6,845,309	(6,845,309)	—
Private placement bonds	415,819	(415,819)	—

	138,175,702	(105,562,895)	32,612,807

(in thousands of Korean won)	2014
	Loans	Allowances	Carrying amount
Loaned	159,830,286	(91,349,172)	68,481,114
Purchased loans	41,339,330	(26,810,557)	14,528,773
Advances for customers	10,364,589	(10,130,714)	233,875
Dishonored bonds	6,881,450	(6,881,450)	—
Private placement bonds	415,819	(415,819)	—

	218,831,474	(135,587,712)	83,243,762

Impaired loans consist of purchased loans, advance for customers and others. The difference between the carrying amounts and the present values of the estimated future cash flows is recognized as impairment loss.

Fair values of collaterals secured for loans as of December 31, 2015 and 2014, are as follows:

	2015		2014
(in thousands of Korean won)	Impaired loans	Value of collateral	Impaired loans	Value of collateral
Real estate	69,883,947	69,883,947	134,588,783	128,444,489
Securities	—	—	11,338,422	5,000,000
Others	628,072	628,072	356,400	13,176,436

Total	70,512,019	70,512,019	146,283,605	146,620,925

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(b) Securities (debt instruments)

Securities (debt instruments) that are exposed to credit risks as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Neither past due nor impaired	Impaired	Total
Financial assets held for trading	9,996,137,447	—	9,996,137,447
Financial assets designated at FVTPL	72,027,633	—	72,027,633
Available-for-sale financial assets	1,638,797,996	—	1,638,797,996
Held-to-maturity financial assets	18,023,410	—	18,023,410

	11,724,986,486	—	11,724,986,486

	2014
(in thousands of Korean won)	Neither past due nor impaired	Impaired	Total
Financial assets held for trading	8,748,220,302	—	8,748,220,302
Financial assets designated at FVTPL	5,276,200	—	5,276,200
Available-for-sale financial assets	898,706,811	—	898,706,811
Held-to-maturity financial assets	17,919,811	—	17,919,811

	9,670,123,124	—	9,670,123,124

The credit quality of securities (debt instruments) that are neither past due nor impaired as of December 31, 2015 and 2014, is as follows:

	2015
(in thousands of Korean won)	Financial assets held for trading	Financial assets designated at FVTPL	Available-for- sale financial assets	Held-to- maturity financial assets	Total
AAA	3,778,786,990	—	1,053,222,802	18,023,410	4,850,033,202
AA~BBB	3,174,365,684	1,766,471	415,058,453	—	3,591,190,608
No rating	79,726	70,261,162	21,518,252	—	91,859,140
Unclassified assets[1]	3,042,905,047	—	148,998,489	—	3,191,903,536

	9,996,137,447	72,027,633	1,638,797,996	18,023,410	11,724,986,486

[1]	Securities with high credit quality, such as national bonds, local government bonds, and others, are classified as unclassified assets.

	2014
(in thousands of Korean won)	Financial assets held for trading	Financial assets designated at FVTPL	Available-for- sale financial assets	Held-to- maturity financial assets	Total
AAA	3,591,028,066	—	523,802,054	17,919,811	4,132,749,931
AA~BBB	3,095,402,103	—	267,845,857	—	3,363,247,960
No rating	103,908	5,276,200	45,548,002	—	50,928,110
Unclassified assets [1]	2,061,686,225	—	61,510,898	—	2,123,197,123

	2,061,686,225	5,276,200	898,706,811	17,919,811	9,670,123,124

[1]	Securities with high credit quality, such as national bonds, local government bonds, and others, are classified as unclassified assets.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(c) Accounts receivable and payables from securities transactions

Accounts receivable recognized for securities trading, which are classified as other financial assets, as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Accounts receivable	622,199,941	486,316,174

The Group recognizes receivables and payables between Korea Exchange and customers regarding securities brokerage transactions on the trade date. The Group is exposed to credit risks for the period between the trade date and settlement date of investment brokerage business, which is standardized by related regulations (generally less than two business days from the trade date). As a central counterparty, Korea Exchange mitigates the payment default risk by managing joint compensation fund, and the Group mitigates customer default risk through margin requirements system. Also, the Group can collect the receivables through covering. Therefore, credit risk that the Group actually bears is linked to the price fluctuation risk of securities between the trade date and the settlement date.

The Group recognizes assets and liabilities on trade date for regular-way transactions and is exposed to the market risk and credit risk for the period from trade date and settlement date.

42.3 Liquidity Risk

42.3.1 Overview of Liquidity Risk

Liquidity risk is the risk of insolvency or loss due to a disparity between the inflow and outflow of funds, unexpected outflow of funds, and obtaining funds at a high price or disposing of securities at an unfavorable price due to lack of available funds. The Group manages its liquidity risk through analysis of the contractual maturity of all financial assets, liabilities and off-statement of financial position items such as commitments and financial guarantee contracts. The Group discloses them by maturity groups: Up to three months, between over three months and six months, between over six months and twelve months, between over one year and five years, and over five years.

42.3.2 Liquidity Risk Management Policy

The Group has established an appropriate liquidity risk management framework for the management of the Group’s short-, medium- and long-term funding and liquidity management requirements. The Group manages liquidity risk by maintaining adequate reserves, banking facilities and reserve borrowing facilities, by continuously monitoring forecast and actual cash flows and by matching the maturity profiles of financial assets and liabilities. Meanwhile, additional details of unused funding arrangement to reduce liquidity risk that the Group holds at its discretion are discussed in Note 46.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

42.3.3 Analysis on Remaining Contractual Maturities of Financial Liabilities

Cash flows disclosed for the maturity analysis are undiscounted contractual principal and interest to be received (paid) and, thus, differ from the amount in the financial statements which are based on the present value of expected cash flows in some cases.

The remaining contractual maturities of financial liabilities as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Up to three months	Three to six months	Six to 12 months	12 months to five years	More than five years	Total
Financial liabilities
Financial liabilities designated at FVTPL[1]	678,694,544	404,211,843	922,980,027	4,066,180,498	812,381,682	6,884,448,594
Securities sold	279,779,527	—	—	—	—	279,779,527
Derivatives [1]	258,128,799	131,686,900	139,105,840	320,203,891	10,131,398	859,256,828
Deposits received [2]	1,982,173,805	204,695,965	320,813,766	259,651,483	746,764	2,768,081,783
Borrowings	8,483,590,112	1,919,781	3,963,986	260,347,425	—	8,749,821,304
Other financial liabilities	698,588,678	2,706,047	6,822,942	3,757,345	80,065	711,955,077
Guaranteed payments and commitment [3]	1,810,926,600	—	—	—	—	1,810,926,600
	2014
(in thousands of Korean won)	Up to three months	Three to six months	Six to 12 months	12 months to five years	More than five years	Total
Financial liabilities
Financial liabilities designated at FVTPL[1]	806,780,411	530,282,880	798,034,228	3,984,102,445	134,370,364	6,253,570,328
Securities sold	269,102,194	—	—	—	—	269,102,194
Derivatives [1]	52,251,980	58,585,964	74,408,736	295,119,429	8,848,918	489,215,027
Deposits received [2]	1,543,948,597	46,520,341	259,923,212	259,393,554	—	2,109,785,704
Borrowings	7,679,928,346	3,698,192	17,950,553	520,167,208	—	8,221,744,299
Other financial liabilities	512,896,260	2,986,479	8,622,450	3,882,200	10,059,909	538,447,298
Guaranteed payments and commitment [3]	1,450,481,000	—	—	—	—	1,450,481,000

[1]	It is categorized based on contract maturities.
[2]	Deposits that are contractually repayable on demand or on short notice are classified as ‘Up to three months’ category.
[3]	With respect to the financial guarantee contracts, the amounts included above, which the Group might pay the maximum amounts based on the contract, if the warrantee claims the entire amount of the guarantee, they are classified on the basis of the earliest period when those agreements may be executed.

42.4 Market Risk

42.4.1 Overview of Market Risk

Market risk is the risk of possible losses which arise from changes in market factors, such as interest rate, stock price, foreign exchange rate, commodity value and others that affect the fair value of securities, derivative financial instrument, and others. The most significant risks associated with trading positions are interest rate risks (interest rate risks from debt instruments or interest rate implicit securities), and other risks are stock price risks and currency risks. In addition, the Group is exposed to credit risks associated with non-trading positions. Market risk is daily managed by establishing the limitations considering products’ natures such as position limitations for each business units, departments and dealers, loss limitations, market VaR limitation from the standard method designated by the Regulation on Financial Investment Business and internal model calculated by risk management system and sensitivity limitations (duration, delta, gamma, vega, others).

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

42.4.2 Value at Risk (“VaR”)

Exposure to market risk is measured by the sensitivity analysis complemented by the risk value (value at risk: VaR). The method to measure and manage the market risk exposure of the Group has not changed since December 31, 2014.

VaR measures estimate the potential losses of the instruments held for the retention period under the given position at the specific level. VaR measurement techniques not only recognize the correlation between instrument and market and the offsetting position, VaR measurement techniques also consider the market volatility and risk diversification, based and defined by the statistical probability approach. Risks may measure consistently across all markets and instruments and the units of the measurement can be integrated into one single risk unit. Ten days of VaR that is under 99% of confidence level that the Group uses reflects reported daily losses as VaR does not exceed with 99% chance.

The average, minimum and maximum amount of the Group’s VaR (99%, 10 days) by each type of risk as of December 31, 2015 and 2014, are as follows:

	2015
(in thousands of Korean won)	Average	Maximum	Minimum	December 31, 2015
Stock price	12,895,310	36,578,467	2,015,892	20,498,327
Interest rate	10,489,512	23,972,380	4,315,874	7,552,451
Foreign currencies	4,726,619	33,424,374	1,275,145	6,201,921
Portfolio effect	—	—	—	11,947,703
Total VaR	18,645,078	35,972,384	9,071,543	22,304,997

	2014
(in thousands of Korean won)	Average	Maximum	Minimum	December 31, 2014
Stock price	10,324,436	32,646,838	1,607,603	15,339,249
Interest rate	5,852,439	35,564,372	2,030,814	7,071,340
Foreign currencies	3,078,937	24,773,872	365,167	6,843,800
Portfolio effect	—	—	—	13,389,850
Total VaR	12,756,818	53,279,865	2,612,324	15,864,538

42.4.3 Risk Management by Market Risk Factors

The Group’s market risk is comprised of interest rate risk, foreign exchange rate risk and stock price risk.

(a) Interest rate risk

Trading position interest rate risk usually arises from debt instruments denominated in Korean won. The Group’s trading strategy is to benefit from short-term movements in the prices of debt instruments arising from changes in interest rates.

The product prices of the Group’s trading accounts are disclosed daily. The risks related to trading accounts are managed by using market value based method such as market VaR and sensitivity analysis.

(b) Stock price risk

Stock price risk arises in the Group’s foreign currency stocks and Korean won stocks.

Hedging instruments of ELS and ELW comprise most of stock trading portfolio and certain security proprietary trading (“prop trading”) is composed of trading securities on the exchange, futures contracts maturing in a month or two, and others under the restriction of position limitation, sale at loss, loss limitation, and others. Marketable stocks among non-trading positions and stock beneficiary certificates are included in stock price risk and market VaR is computed.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Risk management committee allocates position and loss limitations, and risk management department monitors asset management department’s possible breach of limitations and other special matters on a daily basis.

(c) Foreign exchange rate risk

Foreign exchange rate risk arises through ownership of assets and liabilities, denominated in currencies other than Korean won, from non-trading positions, or through foreign currency forward agreements, currency swaps and foreign currency trading securities.

The Group computes foreign currency position’s net position regularly to follow the Regulation on Financial Investment Business and reports to the supervisory body.

Also, the Group manages the risk for total position exposed to foreign exchange rate including non-trading position by using market price base method such as market VaR and sensitivity analysis.

42.5 Operational Risk

42.5.1 Concept

The Group defines operation risk to the extent of financial risk and non-financial risks incurred by unreasonable or wrong internal process, labor, system and external incidents.

42.5.2 Operational Risk Management

The purpose of operational risk management is control activity through continuous improvement of internal controls, performing proactive preventive control, proliferation of culture of risk management by establishing internal control that could respond quickly against change of business environment. OMRS (Operational Risk Management System), supports performing overall risk management such as recognition of operational risk, evaluation and monitoring. Periodically, through RCSA (Risk Control Self Assessment), management of KRI (Key Risk Indicator), management of data loss and related preparation of countermeasures, it controls the risks in advance, as well as collecting data for future advanced management method.

42.6 Capital Adequacy

Main purpose of the capital risk management of the Group is optimizing use of capital and sustaining healthy financial status in order to maximize shareholder value. The Group has performed capital risk management through estimating net capital ratio based on ‘Capital Market and Financial Investment Business Act’, enforced in February 2009.

Net capital ratio is the net capital minus the total risk amount divided by the essential equity for sustain per each business unit. [(Net capital – total risk amounts) / essential equity for sustain per each business unit. This formula is calculated based on the financial statements amount.

The net capital is calculated by subtracting deductible items and including additional item from financial investor’s net asset (asset-liability) as of date. The deductible item refers any asset that is difficult to converting in to cash immediately such as property, plant and equipment. The adding item includes that any item that recorded as liability without obligation entry, internal reserves against future losses, items that redeemable in kind and items that function of complemental capital.

Total amount of risk is quantification of all of possible losses from operation of business for financial investor. Quantified amounts of market risks by possible losses due to fluctuation of stock price; interest and exchange rates of the securities that the investment firms held; credit risk amounts from breach of contract by the counterparties and possible losses due to accidents, errors, illegal conduct, any other potential loses from deteriorated condition for operation.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

According to the Financial Investment Act, the regulation requires that net capital ratio must be maintained above 100% for the appropriation of the capital and it is required to improve the management if the financial investment firm does not meet the regulation for the net capital ratio.

43. Offsetting Financial Assets and Financial Liabilities

The Group enters into International Derivatives Swaps and Dealers Association (“ISDA”) master netting agreements with the Group’s derivative counterparties. A master netting agreement is an agreement between two counterparties who have multiple derivative contracts with each other that provides for the net settlement of all contracts through a single payment in the event of default on or termination of any one contract. The Group also enters into repurchase agreements and securities borrowing and lending agreements similar to the master netting agreement for derivatives. Master netting agreements provide protection in bankruptcy in certain circumstances and, where legally enforceable, enable receivables and payables with the same counterparty to be offset for accounting and risk management purposes.

	2015
(in thousands of Korean won)				Amounts not offset
	Gross amount	Offset amount	Net amounts presented in the statement of financial position	Recognized financial instruments	Financial collateral[2] (including cash collateral)	Net amount
Financial assets
Derivatives assets, others [1]	1,367,040,689	—	1,367,040,689	833,850,650	—	533,190,039
Broker’s loans	1,504,164,450	—	1,504,164,450	—	1,504,164,450	—
Securities purchased under reverse repurchase agreements	200,000	—	200,000	—	200,000	—
Accounts receivables	1,172,373,994	550,174,053	622,199,941	—	—	622,199,941
Accounts receivable (Payment and settlement)	40,231,838	31,047,775	9,184,063	—	—	9,184,063
Domestic exchange receivables	8,527,376	—	8,527,376	—	—	8,527,376

	4,092,538,347	581,221,828	3,511,316,519	833,850,650	1,504,364,450	1,173,101,419

Financial liabilities
Derivatives liabilities, others [1]	4,634,802,899	—	4,634,802,899	833,850,650	1,305,571,136	2,495,381,113
Securities sold under reverse resale agreements	5,967,004,805	—	5,967,004,805	—	5,967,004,805	—
Securities sold	279,779,527	—	279,779,527	—	279,779,527	—
Accounts payable	1,055,820,565	550,174,053	505,646,512	—	—	505,646,512
Accounts payable (Payment and settlement)	31,047,775	31,047,775	—	—	—	—
Domestic exchange payables	7,205,397	—	7,205,397	—	—	7,205,397

	11,975,660,968	581,221,828	11,394,439,140	833,850,650	7,552,355,468	3,008,233,022

[1]	Both of derivatives (arbitrage) and derivatives (hedge) are included.
[2]	Financial collateral, including cash collateral, cannot meet the offsetting criteria of K-IFRS 1032, but it may be offset against a net amount of derivative assets and derivative liabilities in case of default, insolvency orbankruptcy of a trading partner.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	2014
(in thousands of Korean won)				Amounts not offset
	Gross amount	Offset amount	Net amounts presented in the statement of financial position	Recognized financial instruments	Financial collateral [2] (including cash collateral)	Net amount
Financial assets
Derivatives assets, others. [1]	1,896,168,779	—	1,896,168,779	1,123,254,813	80,077,478	692,836,488
Broker’s loans	1,298,606,096	—	1,298,606,096	—	1,298,606,096	—
Securities purchased under reverse repurchase agreements	53,800,000	—	53,800,000	—	53,800,000	—
Accounts receivables	889,686,773	403,370,599	486,316,174	—	—	486,316,174
Accounts receivable (Payment and settlement)	29,310,458	29,310,458	—	—	—	—
Domestic exchange receivables	5,541,028	—	5,541,028	—	—	5,541,028

	4,173,113,134	432,681,057	3,740,432,077	1,123,254,813	1,432,483,574	1,184,693,690

Financial liabilities
Derivatives liabilities, others. [1]	4,036,787,171	—	4,036,787,171	1,123,254,813	792,143,697	2,121,388,661
Securities sold under reverse resale agreements	4,732,274,860	—	4,732,274,860	—	4,732,274,860	—
Securities sold	259,679,159	—	259,679,159	—	259,679,159	—
Accounts payable	875,023,906	403,370,599	471,653,307	—	—	471,653,307
Accounts payable (Payment and settlement)	33,509,793	29,310,458	4,199,335	—	—	4,199,335
Domestic exchange payables	2,773,830	—	2,773,830	—	—	2,773,830

	9,940,048,719	432,681,057	9,507,367,662	1,123,254,813	5,784,097,716	2,600,015,133

[1]	Both of derivatives (arbitrage) and derivatives (hedge) are included.
[2]	Financial collateral, including cash collateral, cannot meet the offsetting criteria of K-IFRS 1032, but it may be offset against a net amount of derivative assets and derivative liabilities in case of default, insolvency orbankruptcy of a trading partner.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

44. Assets Pledged as Collateral

The details of financial assets pledged as collateral as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	Description	2015	2014	Security right holder
Financial assets designated at FVTPL	Guarantee deposits for lending and borrowing securities and bond	1,666,921,335	526,976,169	Korea Securities Depository, etc.
	Margin required and Guarantee deposits for derivatives trading	1,179,664,035	766,828,894	Korea Exchange, etc.
	Guarantee deposits for clearing fund	1,035,690	1,029,046	Korea Securities Depository
	Guarantee deposits for trading bonds under repurchase agreements	5,000,711,444	4,760,504,040	Customer, Institution
Available-for-sale financial assets	Guarantee deposits for lending and borrowing securities and bond	258,328,359	2,549,650	Korea Securities Depository, etc.
	Guarantee deposits for derivatives trading	30,257,245	—	Hana Financial Investment Co., Ltd., etc
	Guarantee deposits for trading bonds under repurchase agreements	1,243,699,456	754,349,439	Customer
Loans	Guarantee deposits for derivatives trading	—	50,000,000	Daishin Securities Co., Ltd.
	Guarantee deposits for trading bonds under repurchase agreements	—	50,000,000	Institution
Held-to-maturity financial assets	Guarantee deposits for lending and borrowing securities (bonds)	18,023,410	7,919,811	Federation of savings banks and others

		9,398,640,974	6,920,157,049

The Group provides ~~W~~2,612,855 million of its borrowing securities and securities held as collateral with KSFC and others as of December 31, 2015.

45. Lease Transactions

45.1 Lessee

The Group has leased vehicles and leasehold estate under operating lease agreement. The total lease expenses to be paid in the future as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015
Within 1 year	11,897,629
1 - 5 years	30,088,267

41,985,896

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

45.2 Lessor

As of December 31, 2015, future minimum lease receipts expected under investment property operating lease are as follows:

(in thousands of Korean won)	2015
Within 1 year	9,277,954
1 - 5 years	8,428,081

17,706,035

46. Contingent Liabilities and Commitments

The Group has entered into various agreements with various financial institutions as of December 31, 2015 and 2014, as follows:

(in thousands of Korean won)	Financial Institutions	Credit facility
		2015	2014
Overdraft (including daily overdraft)	Kookmin Bank and other five banks	500,000,000	470,000,000
General loan	Kookmin Bank and other two bank	60,000,000	71,200,000
Securities underwriting loan	KSFC	700,000,000	700,000,000
Working capital loan (general)	KSFC	500,000,000	500,000,000
Note trading at a discount (general)	KSFC	200,000,000	200,000,000
Note trading at a discount (trust)	KSFC	Limit of subscription deposits	Limit of subscription deposits
Bond dealer’s loan (general)	KSFC	850,000,000	850,000,000
Mortgage loan financing	KSFC	700,000,000	500,000,000
Domestic exchange net debt limitation	Federation of savings banks	4,000,000	4,000,000
Magin Financing line	United Overseas Bank	23,440,000	21,984,000

As of December 31, 2015 and 2014, the Group is involved in pending lawsuits, as follows:

	2015		2014
(in thousands of Korean won)	Number of lawsuits	Amount	Number of lawsuits	Amount
Defendant	25	16,591,972	24	37,549,782
Plaintiff	35	41,633,674	21	99,734,401

The Group’s management believes that the final loss of these litigations is uncertain and the ultimate outcome of these litigations will not have a significant impact on the consolidated financial statements of the Group.

Lawsuit claiming return of the security for performance in relation to the acquisition of Hyundai Engineering & Construction corporation.

Hyundai Group Consortium, in which the Group is included, was elected as the preferred bidder in the acquisition of Hyundai Engineering & Construction Corporation in November 2010 and paid the security for performance of ~~W~~275.5 billion, but lost its position as the preferred bidder in December 2010 and filed a lawsuit for the return of the security for performance. On July 25, 2013, the Seoul District Court made a ruling in which the creditors should pay ~~W~~206.6 billion, three-fourths of the security for performance to the consortium. The Group has treated its portion of the unrecoverable amount of the security for performance, ~~W~~14,541 million, as expense for the nine-month period ended December 31, 2013. On August 9, 2013, the creditors, including Korea Exchange Bank, appealed, but the Seoul High Court dismissed the appeal during on December 5, 2013. As of December 31, 2015, a third appeal is in action, but the result is unpredictable.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Group entered into a contract on conditional purchase agreement of ABCP and asset-backed shortterm bonds with Songdo M1 The 1st LLC and others. ABCP and asset-backed short-term bonds backed by loans were issued by Songdo M1 The 1st LLC and others amounting to ~~W~~900.8 billion. The Group should purchase the remaining unsold ABCP and asset-backed short-term bonds in each issuance date on the condition that the effective credit rating of Songdo M1 The 1st LLC and others is maintained. Meanwhile, there are ~~W~~75.8 billion on ABCP and asset-backed short-term bonds that the Group purchased through the purchase agreement.

The Group provides payment guarantees for compensation for the shareholders’ loss on condition that certain debtors (warrantees) do not pay the dues according to the initial or revised contract terms of debt instruments. The total balance of related guarantee is ~~W~~910.1 billion as of December 31, 2015.

The Group has been provided with ~~W~~2,599 million in guarantees related to provisional attachment and others by Seoul Guarantee Insurance as of December 31, 2015. In addition, the Group has entered into insurance contract with First American Title Insurance Company (coverage amount: ~~W~~417,276 million) to cover credit losses of loans arising from the defects of property ownership in process of loan application.

The Group’s securities borrowed and securities loaned as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014	Valuation basis
Securities borrowed
Stocks	1,058,297,147	586,293,233	Fair value
National and local government bonds	1,770,235,486	311,357,100	Fair value
Securities loaned
Stocks[1]	401,017,691	320,926,767	Fair value

The securities in custody as of December 31, 2015 and 2014, are as follows:

(in millions of Korean won)	2015	2014	Valuation method
Trustor securities	62,449,161,157	55,104,652,578	Fair value
Saver securities	69,842,254	69,849,518	Fair value
Beneficiary securities	5,221,850,849	9,356,586,446	Standard sold price

	67,740,854,260	64,531,088,542

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

47. Related Party Transactions

Details of associates and other related parties that have sales and other transactions with the Group or have receivables and payables balances as of December 31, 2015 and 2014, are as follows:

	2015	2014
Associates	Hyundai-Tongyang Agrifood Private Equity Fund	Hyundai -Tongyang Agrifood Private Equity Fund
	Keystone-Hyundai Sec. No.1 Private Equity Fund	-
Others	Hyundai Merchant Marine Co., Ltd.	Hyundai Merchant Marine Co., Ltd.
	Hyundai Ubiquitous & Information Technology Co., Ltd.	Hyundai Ubiquitous & Information Technology Co., Ltd.
	Hyundai L&R Co., Ltd.	Hyundai L&R Co., Ltd.
	Hst Co.,Ltd	Hst Co.,Ltd
	Hyundai Research Institutue	Hyundai Research Institutue
	Hyundai Elevator Co., Ltd.	Hyundai Elevator Co., Ltd.
	Hyundai Asan Corporation	Hyundai Asan Corporation
	Able Hyundai Hotel & Resort Co., Ltd.	Able Hyundai Hotel & Resort Co., Ltd.
	Hyundai Learning & Training Center	Hyundai Learning&Training Center
	Hometextile Korea Co., Ltd.	Hometextile Korea Co., Ltd.
	Haeyoung Maritime Services Co., Ltd.	-
	Hyundai Ocean Service Co., Ltd.	-
	-	Hyundai LNG Shipping Co., Ltd.
	-	Hyundai Logistics Co., Ltd.
	-	Hyundai Global Co., Ltd.

Significant balances, excluding loans and borrowings with related parties, as of December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015		2014
	Receivables	Payables	Receivables	Payables
Others
Hyundai Ubiquitous & Information Technology Co., Ltd.	184,932	—	88,905	—
Able Hyundai Hotel & Resort Co., Ltd.	10,500,000	—	10,500,000	—
Hyundai L&R Co., Ltd.	573,685	—	613,944	—
The Group
Employees	—	—	15,722,537	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Significant transactions with related parties and large business groups for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015		2014
	Revenue	Expenses	Revenue	Expenses
Associates
Hyundai-Tongyang Agrifood Private Equity Fund	70,441	—	296,986	—
Keystone-Hyundai Sec. No.1 Private Equity Fund	21,069	—	—	—
Others
Hyundai Research Institutue	961,260	1,525,642	925,002	3,256,963
Hyundai Merchant Marine Co., Ltd.	672,906	5,152,479	7,885,195	4,050,589
Hyundai Elevator Co., Ltd.	98,156	79,950	3,438	118,610
Hyundai Ubiquitous & Information Technology Co., Ltd.	1,200,874	13,676,269	56	14,382,050
Hyundai Logistics Co., Ltd.	—	—	429,591	7,457,366
Hyundai Asan Corporation	1,260	1,180,125	—	934,959
Hyundai L&R Co., Ltd.	5,413,459	—	3,368,436	—
Able Hyundai Hotel & Resort Co., Ltd.	81,467	759,135	36,311	338,806
Hyundai Learning&Training Center	846	2,176,093	1	1,580,043
Haeyoung Maritime Services Co., Ltd.	560	—	—	—
Hyundai Ocean Service Co., Ltd.	840	—	—	—
Hst Co., Ltd.	—	3,181,066	—	1,387,987
Hyundai LNG Shipping Co., Ltd.	—	—	50,000	—
Hyundai Global Co., Ltd.	—	—	1,364	—
Hometextile Korea Co., Ltd.	4,855	—	5,856	—
The Group
Employees	1,109,661	1,027	1,681,201	816

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Significant loans and borrowings with related parties for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015
	Accounts	Beginning balance	Increase	Decrease	Ending balance
Others
Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements	—	16,161,526	(16,116,392)	45,134
	AFS bonds	20,010,566	1,359,003	—	21,369,569
Hyundai Research Institutue	Securities sold under reverse resale agreements	2,245,419	16,559,577	(18,059,045)	745,951
Hyundai L&R Co., Ltd.	Loans [1]	61,000,000	—	(4,000,000)	57,000,000
Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements	13,012,005	66,547,625	(66,756,349)	12,803,281
Hyundai Merchant Marine Co., Ltd.	Loans	—	18,580,000	(18,580,000)	—
	Private placement bonds designated as at FVTPL	—	12,380,000	(12,380,000)	—
	Securities sold under reverse resale agreements	—	20,000,000	(20,000,000)	—
Hst Co., Ltd.	Securities sold under reverse resale agreements	1,397,990	28,009,199	(27,269,046)	2,138,143
The Group
Employees	Loans to employees	86,565,355	1,002,010	(18,706,515)	68,860,850
	Deposits Received	—	103,486	—	103,486

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(in thousands of Korean won)	2014
	Accounts	Beginning balance	Increase	Decrease	Ending balance
Others
Hyundai Merchant Marine Co., Ltd	Deposits Received	14,000,000	—	(14,000,000)	—
	Loans	—	4,800,000	(4,800,000)	—
	Private placement bonds designated as at FVTPL	—	3,200,000	(3,200,000)	—
Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements	—	13,818,970	(13,818,970)	—
	AFS bonds	—	20,010,566	—	20,010,566
Hyundai Research Institutue	Securities sold under reverse resale agreements	2,707,488	24,507,806	(24,969,875)	2,245,419
Hyundai Logistics Co., Ltd.	Securities sold under reverse resale agreements	172,956	1,274,012	(1,282,207)	164,761
	Held-for-trading bonds	9,173,029	—	(9,173,029)	—
Hyundai L&R Co., Ltd.	Electronic short-term bonds	66,700,000	—	(66,700,000)	—
	Loans[1]	—	61,000,000	—	61,000,000
Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements	4,889,787	32,907,374	(24,785,156)	13,012,005
Hst Co., Ltd.	Securities sold under reverse resale agreements	1,596,829		(21,093,782)	1,397,990
The Group
Employees	Loans to employees	112,968,292	1,620,254	(28,023,191)	86,565,355
	Deposits Received	101,757		(101,757)	—

[1]	The Group received, as collateral from Able Hyundai Hotel & Resort Co., Ltd. (Able Hyundai), Able Hyundai’s construction receivables, its deposits in Korea Exchange Bank, 2,400,100 shares and 15,000 convertible preferred shares of Able Hyundai, and has a pledge contract for the collateral, whose amount is ~~W~~57,000 million and limit is ~~W~~79,300 million. The expiration of the pledge contract is the earlier between the payment of liability and the fifth-year anniversary since the commencement of the contract.

The Group purchased property and equipment and intangible assets from related parties for the years ended December 31, 2015 and 2014, as follows:

(in thousands of Korean won)	2015	2014
Others
Hyundai Ubiquitous & Information Technology Co., Ltd.	3,424,133	1,150,018
Hyundai Elevator Co., Ltd.	—	47,595
Hst Co., Ltd	1,413,504	951,563

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Equity transactions with related parties for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)
	Related party	Transactions	2015	2014
Capital increase	Hyundai Elevator Co., Ltd.(Others)	Cash	—	6,227,953
	Hyundai-Tongyang Agrifood Private Equity Fund (Associates)	Cash	—	3,933,000
Capital decrease	Hyundai-Tongyang Agrifood Private Equity Fund (Associates)	Cash	958,250	489,000
	Hyundai Logistics Co., Ltd.(Others)	Cash	—	4,485,285
	Hyundai Investment Network Co., Ltd.(Others)	Cash	—	1,523,405
Paid-in capital	Keystone-Hyundai Sec. No.1 Private Equity Fund (Associates)	Cash	1,925,000	—

The key management and their compensation for the years ended December 31, 2015 and 2014, are as follows.

(in thousands of Korean won)	2015	2014
Expenses for salaries	22,056,997	10,232,584
Severance benefits	1,245,419	1,324,109

	23,302,416	11,556,693

48. Supplemental Cash Flow Information

Adjustments for non-cash items of cash flows from operating activities for the years ended December 31, 2015 and 2014, consist of the following:

(in thousands of Korean won)	2015	2014
Interest income	(650,483,114)	(607,680,580)
Interest expenses	204,661,249	249,773,136
Dividend income and distribution income	(50,051,877)	(28,452,617)
Tax expenses	28,619,631	18,775,757
Gains on valuation of financial assets (liabilities) held for trading	(42,332,226)	(94,931,329)
Losses on valuation of financial assets (liabilities) held for trading	60,982,236	31,507,363
Gains on valuation of derivative financial assets (liabilities)	(564,959,060)	(402,270,458)
Losses on valuation of derivative financial assets (liabilities)	909,661,246	445,911,392
Gains on valuation of financial assets (liabilities) designated at FVTPL	(570,412,960)	(196,962,069)
Losses on valuation of financial assets (liabilities) designated at FVTPL	145,041,223	166,881,843
Gains or losses on disposal of available-for-sale financial assets	(34,966,747)	(19,330,571)
Impairment losses (reversal) on available-for-sale financial assets	3,177,028	32,272,609
Bad debt expenses	12,466,767	(37,956,623)
Depreciation	32,753,416	25,022,258
Amortization	7,867,903	9,305,282
Losses (gains) on foreign currency translations	(86,825,236)	(64,941,250)
Others	(836,759)	(2,068,210)

	(595,637,280)	(475,144,067)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Changes in operating assets and liabilities of cash flows for the years ended December 31, 2015 and 2014, consist of the following:

(in thousands of Korean won)	2015	2014
Deposits in financial institutions	(359,795,976)	(193,767,174)
Financial assets held for trading	(1,627,596,541)	714,894,835
Derivative financial instruments	(69,605,453)	81,878,435
Financial assets designated at FVTPL	342,197,994	(669,423,332)
Loans	(970,979,664)	(494,090,987)
Other assets	(206,304,888)	(34,792,264)
Deposits received	658,296,078	33,381,563
Financial liabilities held for trading	23,618,771	(162,100,302)
Financial liabilities designated at FVTPL	1,069,086,333	1,914,522,082
Net defined benefit liabilities	(22,842,416)	(10,969,670)
Securities sold under repurchase agreements	786,114,717	(736,603,797)
Other liabilities	209,222,620	178,855,593

	(168,588,425)	621,784,982

49. Non-Cash Transactions

Significant non-cash transactions for the years ended December 31, 2015 and 2014, are as follows:

(in thousands of Korean won)	2015	2014
Gains or losses on valuation of available-for-sale financial assets	7,889,586	59,868,584
Transfer of advance payments to property and equipment, investment properties and intangible assets	5,265,510	152,974,469
Transfer of available-for-sale financial assets to loans	—	30,177,137
Transfer of property and equipment to investment property	—	9,102,984

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

50. Interests in Unconsolidated Structured Entities

Information about interests in unconsolidated structured entities, which the Group does not have control over, including the nature, purpose and activities of the structured entity and how the structured entity is financed, are as follows:

Nature, purpose, activities and others

Asset-backed securitization	The unconsolidated structured entity, whose objective is the securitization of assets, issues asset-backed securities based on the securitized assets and pays the redemption proceeds on such asset-backed securities with profits from the management, operation and sales of the securitized assets. The Group is liable for the risks associated with the issuance of asset-backed securities through the purchase of subordinated bonds, execution of asset-backed securities purchase agreements and granting of credit and thus recognizes the related interest income and commission income. Although the entities that provide financial support in the form of credit default compensation commitments and conditional debt argument agreements exist, the Group may still be exposed to risk of losses resulting from asset-backed securities when failure of refunding occur.

Project financing

PF is the main financing method for large-scale risky project, where investors will make investment decisions based on the project’s economic feasibility, instead of the credit rating of the principal party driving the project or the physical collateral involved and will receive the profits that occur upon project progression. For effective implementation of the PF, structured entities will be established as special-purpose entities, funded through investment or lending institutions and participating entities. Structured entities for PF include investment companies for real estate PF, business infrastructure enforcement corporations and special-purpose companies for acquisition of ships and airlines. The Group has an influence on the structured entities’ investment, loans and granting of credit and thus recognizes the related interest income, gains and losses on valuation of equity investments and dividend income.

Although the entities that provide financial support in the form of funding guarantees, bonds and senior credit facilities exist, the Group may still be exposed to risk of losses resulting from failure of return on capital investment or discontinuation of the project, joint and several liabilities on guarantees, others.

Investment fund	Non-consolidated structured entities, which are classified as investment funds, include investment trusts and private equity funds. An investment trust is formed by funding from various investors, engaging a manager at the trust to operate and distributing proceeds from investments to the investors according to the trust agreements. A private equity fund is normally established in order to acquire ownership interests in a target company with exit strategy of a return to be distributed to the investors, after implementing financial and operational restructuring. The Group recognizes gains and losses on valuation of investments in relation to the Group’s interest in investment funds. It is exposed to loss of principal when the value of investment fund decreases.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Details of the size of the interest in unconsolidated structured entities and the nature of risks related are as follows:

	2015
(in thousands of Korean won)	Asset-backed securitization	Project financing	Investment fund	Total
Total assets of unconsolidated structured entities	8,484,599,421	2,273,265,202	4,153,412,238	14,911,276,861
Assets recognized in the financial statements of the Group
Loans	230,226,058	28,120,739	22,783,399	281,130,196
Securities	75,800,001	2,466,000	281,134,695	359,400,696
Investments in associates	—	—	7,140,648	7,140,648
Others	200,929	158,337	111,882	471,148
	306,226,988	30,745,076	311,170,624	648,142,688
Liabilities recognized in the financial statements of the Group	6,976	97	—	7,073
Maximum exposure to loss	1,774,102,096	108,166,951	330,660,556	2,212,929,603
Loss on unconsolidated structured entities	(1,084,629)	(7,064,871)	(3,034,041)	(11,183,541)
The way that the maximum exposure to loss is determined	Amount of credit offerings, payment guarantees and purchase agreement	Amount of loan agreement, investment commitment, purchase agreement and payment guarantees

	2014
(in thousands of Korean won)	Asset-backed securitization	Project financing	Investment fund	Total
Total assets of unconsolidated structured entities	7,723,193,921	1,959,442,434	2,770,104,963	12,452,741,318
Assets recognized in the financial statements of the Group
Loans	45,932,919	24,166,405	30,084,848	100,184,172
Securities	—	2,621,000	200,304,152	202,925,152
Investments in associates	—	—	4,692,968	4,692,968
Others	127,019	8,960	102,088	238,067
	46,059,938	26,796,365	235,184,056	308,040,359
Liabilities recognized in the financial statements of the Group	—	—	—	—
Maximum exposure to loss	1,657,109,620	123,191,122	239,418,443	2,019,719,185
Loss on unconsolidated structured entities	(1,996,496)	(25,948,404)	(900,655)	(28,845,555)
The way that the maximum exposure to loss is determined	Amount of credit offerings, payment guarantees and purchase agreement	Amount of loan agreement, investment commitment, purchase agreement and payment guarantees

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

51. Business Combination

The Group acquired 100% ownership in Igis Korif Private Placement Real Estate Fund No.14 and 94% ownership in Sechste Casalog KG and obtained control. The following table summarizes the consideration paid for Igis Korif Private Placement Real Estate Fund No.14 and Sechste Casalog KG, the fair value of assets acquired, liabilities assumed and the non-controlling interest at the acquisition date:

(in thousands of Korean won)	Igis Korif Private Placement Real Estate Fund No.14	Sechste Casalog KG
Transferred consideration Cash	3,000,000	2,584,656

	3,000,000	2,584,656

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	3,903,338	141,698
Investment property	57,232,963	11,201,544
Other assets	10,562,271	147,690
Borrowings	(69,000,000)	(8,730,787)
Other liabilities	(1,211,999)	(35,498)
Fair value of identifiable net assets [1]	1,486,573	2,724,647
Non-controlling interests [1]	—	(139,991)
Goodwill	1,513,427	—

	3,000,000	2,584,656

[1]	The amounts of identifiable net assets of non-control interests of Sechste Casalog KG are measured on a prorated basis based on current percentage of ownership.

Net cash flows due to business combination are as follows:

(in thousands of Korean won)	Igis Korif Private Placement Real Estate Fund No.14	Sechste Casalog KG
Cash and cash equivalents of acquiree	3,903,338	141,698
Consideration	(3,000,000)	(2,584,656)

Net cash inflows(outflows) due to business combination	903,338	(2,442,958)